              As filed with Securities and Exchange Commission on

                                April 30, 1997
                                                 Registration No. 33-52050
         ------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ------------------------
                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 8
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                           -------------------------
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)
                           ------------------------
                                MARIE C. SWIFT
                                    Counsel

                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH

                     Sutherland, Asbill & Brennan, L.L.P.
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                          ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 1997 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         Pursuant to Rule 24f-2, an indefinite amount of securities has been registered under the Securities Act of 1933. A Rule 24f-2 Notice was filed on February 25, 1997.

                              ZENITH LIFE PLUS II

                        Supplement dated May 1, 1997
                        to Prospectus dated May 1, 1997


For Policies purchased through payroll deductions:

     If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to New England Life Insurance Company ("NELICO") on your behalf, the following special provisions apply to you.

     1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

     2. Temporary Life Insurance Coverage. The insured under your Policy will receive temporary life insurance coverage for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

     3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. NELICO will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

     4. Default and Lapse. If NELICO does not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deductions, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from NELICO, you will need to send payment directly to NELICO in order to reinstate your Policy.

     5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact NELICO or your registered representative if you would like to arrange either of these types of transactions.

     6. Premium Recalculation. The scheduled premium due for your Policy will remain at its initial level until the later of: a) the anniversary when the insured reaches age 71; or b) eleven years. At that time, the scheduled premium due may be increased, depending on the amount of the Policy's cash value on the preceding policy anniversary, and it may be appropriate to adjust your payroll deduction accordingly. (See "Scheduled Premium Recalculation.") THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

                             NEW ENGLAND LIFE
                               INSURANCE COMPANY

                   Variable Ordinary Life Insurance Policies
                                   Issued by

                    New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Variable Ordinary Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as required scheduled premiums are paid when due and there is no "excess policy loan." (See "Loan Provision.") Scheduled premium payments are generally required until the insured reaches age 100. Under certain circumstances, however, you may skip a scheduled premium payment. You may also make additional payments, subject to certain restrictions.

  You may choose either a fixed death benefit equal to the Policy's face amount or a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under both death benefit options, the minimum death benefit guarantee will apply. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The first net scheduled premium for the Policy, plus any unscheduled payment made, will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate scheduled premiums and unscheduled payments to one or more of the 16 investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series, and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses").

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1997

                               TABLE OF CONTENTS

GLOSSARY.................................................................  A-4
INTRODUCTION TO THE POLICIES.............................................  A-6
 The Policies............................................................  A-6
 Availability of the Policy..............................................  A-8
 Policy Charges..........................................................  A-8
 How the Policy Works.................................................... A-10
 Receipt of Communications and Payments at NELICO's Home Office.......... A-11
 NELICO.................................................................. A-11
POLICY VALUES AND BENEFITS............................................... A-12
 Death Benefit........................................................... A-12
 Guaranteed Minimum Death Benefit........................................ A-13
 Adjustments to the Death Proceeds Payable............................... A-13
 Tabular Cash Value...................................................... A-13
 Cash Value.............................................................. A-15
 Net Investment Experience............................................... A-16
 Allocation of Net Premiums.............................................. A-16
 Amount Provided for Investment under the Policy......................... A-16
 Right to Return the Policy.............................................. A-17
CHARGES AND EXPENSES..................................................... A-17
 Deductions from Premiums and Unscheduled Payments....................... A-17
 Surrender Charge........................................................ A-19
 Deductions from Cash Value.............................................. A-21
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................ A-22
 Group or Sponsored Arrangements......................................... A-23
PREMIUMS................................................................. A-24
 Scheduled Premiums...................................................... A-24
 Scheduled Premium Recalculation......................................... A-25
 Unscheduled Payments.................................................... A-26
 Special Premium Option.................................................. A-27
 Automatic Premium Loan.................................................. A-27
 Default and Lapse Options............................................... A-27
OTHER POLICY FEATURES.................................................... A-29
 Loan Provision.......................................................... A-29
 Surrender............................................................... A-30
 Partial Surrender and Partial Withdrawal................................ A-30
 Reduction in Face Amount................................................ A-32
 Acceleration of Death Benefit Rider..................................... A-33
 Investment Options...................................................... A-33
 Transfer Option......................................................... A-33
 Substitution of Insured Person.......................................... A-33
 Payment of Proceeds..................................................... A-34
 Exchange of Policy During First 24 Months............................... A-34
 Payment Options......................................................... A-35
 Additional Benefits by Rider............................................ A-35
 Policy Owner and Beneficiary............................................ A-36
THE VARIABLE ACCOUNT..................................................... A-37
 Investments of the Variable Account..................................... A-37
 Investment Management................................................... A-41
THE FIXED ACCOUNT........................................................ A-41
 General Description..................................................... A-42

 Values and Benefits.....................................................  A-42
 Policy Transactions.....................................................  A-43
NELICO'S DISTRIBUTION AGREEMENT..........................................  A-43
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.........................  A-44
 Misstatement of Age or Sex..............................................  A-44
 Suicide.................................................................  A-44
TAX CONSIDERATIONS.......................................................  A-44
 Policy Proceeds.........................................................  A-44
 Charge for NELICO's Income Taxes........................................  A-48
MANAGEMENT...............................................................  A-49
VOTING RIGHTS............................................................  A-52
RIGHTS RESERVED BY NELICO................................................  A-52
TOLL-FREE NUMBERS........................................................  A-53
REPORTS..................................................................  A-53
ADVERTISING PRACTICES....................................................  A-53
LEGAL MATTERS............................................................  A-54
REGISTRATION STATEMENT...................................................  A-54
EXPERTS..................................................................  A-54
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS......................................  A-56
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................  A-66
APPENDIX C: LONG TERM MARKET TRENDS......................................  A-86
APPENDIX D: USES OF LIFE INSURANCE.......................................  A-88
APPENDIX E: TAX INFORMATION..............................................  A-90
FINANCIAL STATEMENTS.....................................................   F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, the Policy's loan value will be used to pay a scheduled premium, if you have not paid the scheduled premium by the end of the grace period. (See "Scheduled Premiums".)

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for an automatic issue Policy; and (iii) the portion of the annual Policy administrative charge that is due with the premium. (See "Deductions from Premiums and Unscheduled Payments".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Deductions from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series, and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, the Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II.

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums and net unscheduled payments may be allocated and which provides guarantees of principal and interest. (See "Fixed Account".)

  GUARANTEED MINIMUM DEATH BENEFIT. The death benefit is guaranteed not to be less than the Policy's face amount, regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or are not required to be paid, pursuant to the Special Premium Option. (See "Guaranteed Minimum Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NELICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. Currently the charge is at an annual rate of .60% of the sub-accounts' assets, and is guaranteed not to exceed .90% of the sub-accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any outstanding policy loan and accrued interest; reduced by any applicable Surrender Charge; and increased by the portion of any cost of insurance charge deducted for the period beyond the date of surrender. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Funds shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions from Premiums and Unscheduled Payments".)

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions From Premiums and Unscheduled Payments".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is the later of the date Part II of the application has been signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  PREMIUM DUE DATE. The date on which a scheduled premium is payable. Net scheduled premiums, after the first, are allocated to a Policy's sub-accounts on the premium due dates. (See "Premiums".)

  SCHEDULED PREMIUM RECALCULATION. On the policy anniversary when the insured reaches age 70 (or 10 years after the Policy is issued, if later), the Policy's scheduled premium level will be recalculated. The recalculated scheduled premium will not be less than the initial premium level and may be higher, depending on the amount of the Policy's cash value at the time of the recalculation. The recalculated scheduled premium will not be higher than the maximum possible scheduled premium shown on the Policy's schedule page for policy years after the recalculation. The recalculated premium will apply to the Policy beginning on the following anniversary. (See "Scheduled Premium Recalculation".)

  SPECIAL PREMIUM OPTION. If you elect this option, you may not be required to pay a scheduled premium or premiums under certain circumstances. (See "Special Premium Option".)

  TABULAR CASH VALUE. Before the Policy's scheduled premium is recalculated, the tabular cash value is the value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments and no loans or other withdrawals of cash value were made; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) maximum Policy charges were deducted from the cash value. When the scheduled premium is recalculated, the tabular cash value is equal to the amount which, along with payment, when due, of the new recalculated scheduled premiums would cause the Policy's cash value to at least equal its face amount when the insured reaches age 100, if maximum Policy charges were deducted and the Policy's sub-accounts earned a 4.5% annual net rate of return. Thereafter, the tabular cash value is calculated in the same manner as before the premium recalculation, but the formula starts with the tabular cash value on the premium recalculation date and assumes payment of the recalculated scheduled premium when due. (See "Tabular Cash Value".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net scheduled premiums and net unscheduled payments are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Variable Ordinary Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  -- The Policy requires payment of scheduled premiums. (See "Scheduled
     Premiums".)

  -- The Policy's scheduled premium will remain at its initial level until the policy anniversary when the insured reaches age 71, or for 11 years, whichever is later. At that time, the scheduled premium level may be increased, depending on the amount of the Policy's cash value on the prior policy anniversary. Your Policy's schedule page shows the maximum possible increase in the scheduled premium amount. Generally, the Policy's scheduled premium will not increase if: you have paid each scheduled premium (and have not used the option to skip payments, described below); you have made no loans, partial withdrawals or partial surrenders; all Policy charges including cost of insurance charges remain at the levels currently established for Policy Dates and Policy anniversaries occurring on or after July 1, 1995 and are not increased; you have made no unscheduled payments (described below); and the Policy's sub-accounts earn the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and applicable Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class. (See "Scheduled Premium Recalculation".)

  -- You may choose to make additional, unscheduled payments under the Policy. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments".)

  -- Net scheduled premiums and net unscheduled payments are invested according to your instructions in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One option provides a death benefit equal to the Policy's face amount. The other option provides a death benefit which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under both options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the required scheduled premiums are paid when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you can under certain circumstances miss a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "right to return the Policy" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NELICO's consent. NELICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege is available under the Policy. Partial withdrawal and partial surrender features are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "right to return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by NELICO or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit whole life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account. In addition, you can elect an option under the Policy which will allow you, under certain circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The variable life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If scheduled premiums are not paid according to the requirements of the Policy, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  A Policy may be issued to insureds from the age of one to 75, and, if NELICO consents, to insureds from the age of 76 to 80 and below the age of one. All persons must meet NELICO's underwriting and other criteria for issuance. The minimum face amount generally available is $25,000 unless NELICO consents to a lower amount. However, the minimum face amount which may be purchased for Policies issued in connection with employee benefit plans qualified under
Section 401 of the Internal Revenue Code is $5,000.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO DEDUCTS THE FOLLOWING CHARGES:

  -- From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use NELICO's Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. NELICO currently intends to waive this charge on scheduled premiums paid after the first 15 policy years;

  (iii) a state premium tax charge of 2.5%;

  (iv) a charge for federal taxes of 1%.

  -- From unscheduled payments

  (i) a sales charge of 5.5% in all policy years;

  (ii) a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  SURRENDER CHARGE. During the first 15 policy years, a Surrender Charge will apply if the Policy is totally or partially surrendered or lapses or the face amount is reduced. The Surrender Charge includes:

  -- a deferred administrative charge. This charge is $2.50 per $1,000 of face amount in the first policy year, and then reduces monthly until it reaches 0 at the end of the 11th policy year;

  -- a deferred sales charge. The maximum charge applies if you lapse or surrender the Policy, or reduce its face amount, in policy years 4 through 8. The maximum charge in those years is an amount equal to 43.5% of the Policy's basic scheduled premiums in the first policy year plus 23.5% of the basic scheduled premiums in the second and third policy years and 14.5% of basic scheduled premiums in the fourth policy year. The charge decreases on a monthly basis beginning in policy year 9 until it reaches 0 at the end of policy year 15. If you lapse or surrender the Policy, or reduce its face amount, in the first 2 policy years, the maximum charge will be 23.5% of the first year basic scheduled premiums plus 3.5% of the second year basic scheduled premiums.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  -- Monthly charge for the cost of insurance;

  -- Monthly administrative charge, currently equal to $0.05 per $1,000 of face amount (guaranteed not to exceed $0.08 per $1,000 of face amount);

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, NELICO will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ZENITH FUND. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for NELICO's mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

HOW THE POLICY WORKS
--------------------------------------------------------------------------------
Premium Payments
 . Guaranteed not to increase until the anniversary when the insured reaches age
  71 or for 11 years, whichever is later. At that point, the premium may be increased, depending on the policy's cash value amount on the prior anniversary.
--------------------------------------------------------------------------------
             [ARROW POINTING TO CHARGES FROM PREMIUM APPEARS HERE]
--------------------------------------------------------------------------------
Charges from Premium
 . Any rider premiums
 . Annual Admin Charge-$55
 . Substandard Risk Premium
 . Automatic Issue Premium
 . Sales Load (5.5%*) Company intends to waive after 15 policy yrs.
 . State Premium Tax Charge (2.5%*)
 . Charge for Federal Taxes (1%*)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Unscheduled Payments
 . Sales Load (5.5%)
 . State Premium Tax Charge (2.5%)
 . Charge for Federal Taxes (1%)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Special Premium Option
 . If used, charges for the Annual Admin. Charge and any riders or substandard risk or automatic issue premium are deducted from cash value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loans
 . After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 . The loan interest charge is 6%. Loaned funds are transferred out of the
  Eligible Funds into the General Account where they are credited with not less than 4.5% interest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Benefits
 . Fixed settlement options are available for policy proceeds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cash Values
 . Net scheduled premiums or net unscheduled payments invested in your choice of
  Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 . The cash value reflects investment experience, interest, payments and policy charges
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options up to 12 times per policy year, after the free look period
 . Your cash value may be allocated among a maximum of ten accounts at any one time
--------------------------------------------------------------------------------
            [ARROW POINTING TO SPECIAL PREMIUM OPTION APPEARS HERE]
                    [ARROW POINTING TO LOANS APPEARS HERE]
             [ARROW POINTING TO RETIREMENT BENEFITS APPEARS HERE]
                [ARROW POINTING TO DEATH BENEFIT APPEARS HERE]
         [ARROW POINTING TO DAILY DEDUCTIONS FROM ASSETS APPEARS HERE]
          [ARROW POINTING TO BEGINNING OF MONTH CHARGES APPEARS HERE]
              [ARROW POINTING TO SURRENDER CHARGES APPEARS HERE]
               [ARROW POINTING TO LIVING BENEFITS APPEARS HERE]
--------------------------------------------------------------------------------
Death Benefit
 . Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount net of any loan balance
 . Income tax free to named beneficiary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Deductions from Assets
 . Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of Month Charges
 . The cost of insurance protection is deducted from the cash value each month
 . Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly . Admin. Charge $.05 (guaranteed not to exceed $.08) per $1000 face amount monthly
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrender Charges
 . Consists of Deferred Sales Charge and Deferred Administrative Charge (see page A-19)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Living Benefits
 . If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, company will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
 . Subject to company rules, a lapsed policy may be reinstated within seven years of date of lapse if it has not been surrendered
--------------------------------------------------------------------------------

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

            ------------------------------------------------------------------------------------------------------------
                                                              NELICO
            ------------------------------------------------------------------------------------------------------------
                        (Insurance company subsidiary of MetLife)

                        Charges are deducted.

                        Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-
                        accounts in the Variable Account or to the Fixed Account.

   Premiums           --------------------------------------------------------------------------------------------------
        and                                                  VARIABLE ACCOUNT
Unscheduled           --------------------------------------------------------------------------------------------------
   Payments
     [ARROW           Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith
   POINTING   Fixed   Capital  Bond     Money    Man-     Stock    Growth   Avanti   Small    Bal-     Equity   Venture
      RIGHT  Account  Growth   Income   Market   aged     Index    and      Growth   Cap      anced    Growth   Value
    APPEARS           Sub-     Sub-     Sub-     Sub-     Sub-     Income   Sub-     Sub-     Sub-     Sub-     Sub-
      HERE]           Account  Account  Account  Account  Account  Sub-     Account  Account  Account  Account  Account
                                                                   Account
                      --------------------------------------------------------------------------------------------------
                      --------------------------------------------------------------------------------------------------
                                                             VARIABLE ACCOUNT
                      --------------------------------------------------------------------------------------------------
                      Zenith   Equity-  Over-    High     Asset
                      Inter-   Income   seas     Income   Man-
                      national Sub-     Sub-     Sub-     ager
                      Magnum   Account  Account  Account  Sub-
                      Equity                              Account
                      Sub-
                      Account
                      --------------------------------------------------------------------------------------------------

   Sub-accounts buy
   shares of the                        [TWELVE ARROWS POINTING TO NEW ENGLAND ZENITH FUND APPEARS HERE]
   Eligible Funds.
     -------------------------------------------------------------------------------------------------------------------
                                                 NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------------
     Capital  Back Bay   Back Bay   Back Bay   Westpeak  Westpeak  Loomis  Loomis  Loomis  Alger   Davis    Morgan
     Growth   Advisors   Advisors   Advisors   Stock     Growth    Sayles  Sayles  Sayles  Equity  Venture  Stanley
     Series   Bond       Money      Managed    Index     and       Avanti  Small   Bal-    Growth  Value    Inter-
              Income     Market     Series     Series    Income    Growth  Cap     anced   Series  Series   national
              Series     Series                          Series    Series  Series  Series                   Magnum
                                                                                                            Equity
                                                                                                            Series
     -------------------------------------------------------------------------------------------------------------------

     [THREE ARROWS       [ARROW
      POINTING TO      POINTING TO
       VIP FUND        VIP FUND II
     APPEARS HERE     APPEARS HERE]
     -------------------------------
                             VIP
                             FUND
          VIP FUND           II
     -------------------------------
     Equity   Over-  High    Asset
     Income   seas   Income  Man-
     Port-    Port-  Port-   ager
     folio    folio  folio   Port-
                             folio
     -------------------------------------------------------------------------------------------------------------------

     Eligible Funds buy portfolio investments to support values and benefits of the Policies.


                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose between two death benefit options. The death benefit option under a Policy may not be changed.

  The Option 1 death benefit provides a death benefit equal to the face amount of the Policy. Except as described below, the Option 1 death benefit is fixed.

  The Option 2 death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is described in detail under "Tabular Cash Value" below. Because the Policy's tabular cash value will be recalculated when the Policy's scheduled premium is recalculated, the Option 2 death benefit may also be affected at the time of the recalculation. (The recalculated tabular cash value takes effect on the policy anniversary when the insured is age 70, or after 10 years, if later.) An increase in tabular cash value at that time may reduce the Option 2 death benefit. (See "Premiums--Scheduled Premium Recalculation".)

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that under both death benefit options, if the cash value grows to certain levels the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or, under the Special Premium Option, are not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) The death benefit will be adjusted as described below before the proceeds are paid. However, if an "excess policy loan" exists, the Policy may terminate even if all scheduled premiums have been paid. (See "Loan Provision" for a definition of "excess policy loan".)

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit reduced by any outstanding loan and accrued loan interest and by the portion of any unpaid scheduled premium for the period prior to the date of death. The death proceeds will be increased by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  The death proceeds may also be adjusted if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

  The Policy's tabular cash value is a hypothetical value that is used to determine the Option 2 death benefit, whether a scheduled premium payment can be skipped under the Special Premium Option, and how much cash value is available to be withdrawn from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

  The tabular cash value is recalculated when the Policy's scheduled premium level is recalculated. Until that time, the tabular cash value is the value the Policy would have if the cash value in the Policy's sub-accounts (and cash value in the Fixed Account) earned a 4.5% net return, all scheduled premiums were paid, no unscheduled payments and no loans or other withdrawals of cash value were made, and maximum Policy charges were deducted.

  When the scheduled premium is recalculated (at the policy anniversary when the insured is age 70, or after 10 years, if later), the tabular cash value is equal to the amount which, along with payment, when due, of the new, recalculated scheduled premiums, would cause the Policy's cash value to at least equal its face amount when the insured reaches age 100, if maximum charges were deducted and the Policy's sub-accounts (and cash value in the Fixed Account) earned a 4.5% net rate. The new scheduled premium and tabular cash value amounts will depend on the amount of the Policy's actual cash value on the date of the recalculation. (See "Premiums--Scheduled Premium Recalculation".)

  The tabular cash value will be increased on the premium recalculation date if the Policy's actual cash value on that date is higher than the tabular cash value just before the recalculation. The new scheduled premium amount will be determined based on the new tabular cash value. (See "Premiums--Scheduled Premium Recalculation".)

  After the premium recalculation date, the tabular cash value is determined in the same manner as before the recalculation, but the formula starts with the tabular cash value on the premium recalculation date and assumes payment of the new, recalculated scheduled premium starting at age 71 (or 11 years after the Policy is issued, if later).

  Although the change in the scheduled premium does not take effect until the next policy anniversary, the new tabular cash value takes effect immediately. This means that the amount of the Option 2 death benefit, the amount of cash value available for withdrawal, and your ability to skip scheduled premium payments under the Special Premium Option may also be affected on the premium recalculation date.

-------------------------------------------------------------------------------

  EXAMPLE: The following are examples that demonstrate the effect of the change in the tabular cash value on a Policy. All examples assume a Policy issued on a male, issue age 35, nonsmoker. The gross annual premium is $2,000; the face amount is $184,011. The tabular cash value is recalculated on the 35th policy anniversary. Examples assume constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy.

IMPACT ON PARTIAL WITHDRAWALS

  For a Policy with the Option 2 death benefit, the maximum withdrawal available is the difference between the cash value and the tabular cash value. The following shows the maximum withdrawal available one month before the 35th policy anniversary and at the 35th policy anniversary, after monthly processing.

                              TABULAR
                  CASH VALUE CASH VALUE WITHDRAWAL
                  ---------- ---------- ----------
       0%Return
       Before      $ 14,254   $ 55,796   $      0
       After         15,797     57,391          0
       6%Return
       Before        85,664     55,796     29,868
       After         87,673     87,459        214
       12%Return
       Before       373,292     55,796    317,496
       After        377,868    103,413    274,455

  Of course, partial surrenders and policy loans will continue to be available according to normal rules.

IMPACT ON OPTION 2 DEATH BENEFIT

  The Option 2 death benefit generally is equal to the Policy's face amount, plus the excess, if any, of the Policy's actual cash value over its tabular cash value. The following examples illustrate, for the three hypothetical rates of return, the death benefits one month before the 35th policy anniversary and at the 35th policy anniversary.

  (1)0% Return

                          DEATH BENEFIT BEFORE CHANGE

    Face Amount = $184,011

    Cash Value = $14,254
    Tabular Cash Value = $55,796
    Death Benefit = $184,011

                          DEATH BENEFIT AFTER CHANGE

    Face Amount = $184,011
    Cash Value = $15,743
    Tabular Cash Value = $57,391
    Death Benefit = $184,011

    The death benefit equals the face amount both before and after the recalculation date, because the cash value is less than the tabular cash value.

  (2)6% Return

                          DEATH BENEFIT BEFORE CHANGE

    Face Amount = $184,011

    Cash Value = $85,664
    Tabular Cash Value = $55,796

    Death Benefit = $213,879 [$184,011+($85,664-55,796)]

                          DEATH BENEFIT AFTER CHANGE

    Face Amount = $184,011

    Cash Value = $87,673

    Tabular Cash Value = $87,459

    Death Benefit = $184,225 [184,011+(87,673-87,459)]

    The death benefit decreases after the recalculation date due to the increase in the tabular cash value.

  (3)12% Return

    In this situation, the cash value has grown sufficiently so that the death benefit is equal to the cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This calculation is made in order to satisfy Federal tax law requirements.

                          DEATH BENEFIT BEFORE CHANGE

    Cash Value = $373,292
    Tabular Cash Value = $55,796
    Net Single Premium = .628316

    Death Benefit = $594,116 ($373,292/.628316)

                          DEATH BENEFIT AFTER CHANGE

    Cash Value = $377,868
    Tabular Cash Value = $103,413
    Net Single Premium = .629627

    Death Benefit = $600,145 ($377,868/.629627)

    The tabular cash value recalculation does not reduce the death benefit because the death benefit no longer depends on the tabular cash value amount.

IMPACT ON SPECIAL PREMIUM OPTION

  If the Policy Owner has elected the Special Premium Option, the ability to exercise the Special Premium Option is affected by the tabular cash value. (See "Special Premium Option" for more information on how the Special Premium Option works.)

  Assuming the 0% and 6% returns on the case described above, and assuming that the scheduled premium has been paid for the first 15 years, the Policy Owner will not be able to exercise the Special Premium Option for the entire remaining lifetime of the Policy.

  Assuming the 12% return and payment of scheduled premiums for the first 15 years, the Policy Owner will be able to exercise the Special Premium Option for the entire remaining lifetime of the Policy.

-------------------------------------------------------------------------------

  Your premium payment schedule will affect the amount of the tabular cash value. The tabular cash value on any day up to the premium recalculation date will be calculated as if the current payment schedule had always been in effect. Thereafter, it will be calculated as if the current payment schedule had been in effect since the premium recalculation date.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NELICO's general account as a result of the loan. The cash value reflects scheduled premiums and unscheduled payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, amounts deducted for Policy charges (including amounts deducted when you use the Special Premium Option to skip a scheduled premium), and amounts withdrawn or surrendered.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable surrender charge. The net cash value is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net scheduled premium (and any net unscheduled payment) will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under a Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction and one cost of insurance deduction) will be allocated to the sub-accounts and/or the Fixed Account according to your instructions. Therefore, your selection of accounts will not take effect until after the initial period, described above, when the cash value is allocated to the Zenith Money Market Sub-Account.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INITIAL AMOUNT. An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. Only one premium payment may be made before the Policy is issued. (A premium payment made before issue will be maintained by NELICO or an affiliate in the general account, and will not earn interest prior to the investment start date.) The amount provided for investment on the investment start date is generally equal to the first net scheduled premium plus any net unscheduled payment made as part of the premium payment.

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Coverage under the temporary insurance agreement will begin on the later of the date when NELICO receives the premium for the

Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable).

  If a Policy is issued, monthly Policy charges, including cost of insurance charges, will begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made and any unscheduled payment made plus interest on the unscheduled payment at the rate currently in use by NELICO. Generally, no premium payment may be submitted with an application for a Policy to be used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Policy charges will begin on the Policy Date. Interest at a 4.5% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for a lower premium, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge, or may cause the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy than if the insured had been assigned to a nonsmoker class. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% net rate for the period between the Policy Date and the investment start date.

  SUBSEQUENT AMOUNTS. Although your Policy's cash value reflects only the scheduled premiums you have actually paid, on each premium due date NELICO transfers to your Policy's sub-accounts the amount of the net scheduled premium due, even if it has not yet been paid. Therefore, the amount provided for investment on the premium due date includes the Policy's cash value on that date, calculated as if premiums were paid to but not including that date, plus the net scheduled premium due on that date. If you use the Special Premium Option to skip a scheduled premium or if you do not pay a required scheduled premium and the Policy lapses, NELICO will withdraw the unpaid net scheduled premium from the Variable Account, adjusted for the net investment experience of the sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any scheduled premium paid (or any other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) and any unscheduled payments made, with interest on the unscheduled payments at the rate currently in use by NELICO.

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  NELICO deducts certain charges from your scheduled premiums and unscheduled payments before allocating the net scheduled premiums and net unscheduled payments to the Variable Account and Fixed Account.

  NELICO deducts the following amounts from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i) charges for any rider benefits under your Policy;

  (ii) extra premiums due if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment.

  The total charge is $55 per year for Policies that pay premiums once a year and increases as the premium payment frequency increases. The amount of the charge for other premium frequencies is as follows:

                                                              AMOUNT     AMOUNT
       PAYMENT FREQUENCY                                    PER PAYMENT PER YEAR
       -----------------                                    ----------- --------
       Semi-annual.........................................  $28.325     $56.65
       Quarterly...........................................  $14.4375    $57.75
       Master Service Account..............................  $ 4.8125    $57.75
       Monthly.............................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds NELICO's automatic issue limits), NELICO will waive the annual Policy administrative charge on the automatic issue Policy.

  The charges described above are not deducted from unscheduled payments.

  All of the administrative charges under the Policies cover the cost of administering the Policies, as well as legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  SALES CHARGE. NELICO deducts a sales charge from each scheduled premium and unscheduled payment. The charge is 5.5% of each BASIC scheduled premium and 5.5% of each unscheduled payment. NELICO currently intends to waive this charge on basic scheduled premiums after the 15th policy year; however, NELICO retains the right not to waive the charge, or to reimpose it once it has been waived. The sales charge will apply to unscheduled payments made in all policy years.

  During the first 15 policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Deferred Sales Charge will also apply. (See "Surrender Charge" below.)

  The sales charges under a Policy in a given policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NELICO will reduce or eliminate the sales charge, when you purchase a Policy, on cash value transferred, as an unscheduled payment in the first year, from life insurance policies that were issued by The New England, NELICO or NELICO's affiliates that meet certain premium, cash value and/or face amount minimums, as currently published by NELICO. NELICO's normal issuance criteria, including reinsurance and other limitations, as well as certain other eligibility requirements, will also apply in these situations. NELICO may waive underwriting requirements in these situations. NELICO may also reduce the surrender charge on such policies. Your registered representative can advise you regarding the availability of this feature.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each BASIC scheduled premium and each unscheduled payment to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each BASIC scheduled premium and each unscheduled payment to recover a portion of its federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

-------------------------------------------------------------------------------

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

   SCHEDULED   NET SCHEDULED
    PREMIUM       PREMIUM
   ---------   -------------
    $2,000       $   2,000
                       -55   (administrative charge)
                 ---------
                 $   1,945   (BASIC scheduled premium)
                 $   1,945
                   -175.05   (9% X 1,945 = total sales and premium tax charges)
                 ---------
                 $1,769.95
                 ---------

  NELICO may waive the 5.5% sales charge on scheduled premiums paid after the 15th policy year. In that case, the net scheduled premium in this example would be $1,945 - 68.08 (3.5% X 1,945), or $1,876.92.

                     NET
   UNSCHEDULED   UNSCHEDULED
     PAYMENT       PAYMENT
   -----------   -----------
    $2,000         $2,000
                     -180    (9% X 2,000 = total sales and premium tax charges)
                   ------
                   $1,820
                   ------

-------------------------------------------------------------------------------

SURRENDER CHARGE

  If a Policy is totally or partially surrendered or lapses, or the face amount is reduced, during the first 15 policy years, a Surrender Charge will be deducted from the cash value. The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. (Policies issued in certain states may be subject to reduced Surrender Charges due to applicable insurance law requirements.)

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on the lesser of the following amounts:

  (i) the total payments (both scheduled premiums and unscheduled payments) made to the date of the surrender, lapse or face amount reduction; and

  (ii) the Policy's total BASIC scheduled premiums up to the date of the surrender, lapse or face amount reduction, whether or not you have paid each of those premiums. (A BASIC scheduled premium is a scheduled premium reduced by any charges for riders, substandard risk or automatic issue class and the portion of the annual Policy administrative charge due with the scheduled premium.)

  This means that if you have not paid one or more scheduled premiums, the Deferred Sales Charge will be calculated based on the Policy's scheduled premiums that you actually paid. However, any unscheduled payments that you made in that situation will be counted as scheduled premiums, up to the amount of the BASIC scheduled premiums that you did not pay, in the calculation of the Deferred Sales Charge. Once the amount of the applicable Deferred Sales Charge is calculated, using the guidelines described above, it will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  For Policies with scheduled premiums that are paid once a year and which cover insureds who are age 53 or less at issue, the maximum Deferred Sales Charge will be paid if you lapse or surrender the Policy, or reduce its face amount, in policy years four through eight. The Deferred Sales Charge in those years will equal 43.5% of the first year basic scheduled premium, plus 23.5% of the basic scheduled premiums for the second and third policy years and 14.5% of the fourth year basic scheduled premium. After the eighth policy year, the maximum Deferred Sales Charge will decline on a monthly basis until it reaches 0% in the last month of the fifteenth policy year. If you surrender in the first two policy years, your maximum Deferred Sales Charge will be 23.5% of the first year basic scheduled premium plus 3.5% of the second year basic scheduled premium. Thus, the maximum Deferred Sales Charge increases substantially in the third Policy year.

  The table below shows the Deferred Sales Charge that will apply in the event of a surrender, partial surrender, lapse or face amount reduction under Policies covering insureds who are age 53 or less at issue and with scheduled premiums that are paid on an annual frequency. The table shows what the charge will be, expressed as a percentage of the total annual basic scheduled premiums to date, if the lapse, surrender or face reduction occurs at the end of each of the policy years shown.

                                                    THE MAXIMUM DEFERRED SALES
                                                     CHARGE IS THE FOLLOWING
                                                  PERCENTAGE OF THE TOTAL ANNUAL
                           FOR POLICIES WHICH ARE    BASIC SCHEDULED PREMIUMS
                            SURRENDERED, LAPSED   TO DATE OF SURRENDER, LAPSE OR
                             OR REDUCED DURING        FACE AMOUNT REDUCTION
                           ---------------------- ------------------------------
     Entire policy year               1                      23.50 %
                                      2                      13.50 %
                                      3                      30.17 %
                                      4                      26.25 %
                                      5                      21.00 %
                                      6                      17.50 %
                                      7                      15.00 %
                                      8                      13.125%
     Last month of policy
      years                           9                      10.00 %
                                     10                       7.50 %
                                     11                       5.46 %
                                     12                       3.75 %
                                     13                       2.31 %
                                     14                       1.08 %
                                     15                       0.00 %

  For insureds who are above age 53 at issue, the Deferred Sales Charge percentages are less than or equal to those in the table above, with the maximum charge occurring in policy years three through five for insureds with an issue age up through 65 and in policy years two through four for insureds with an issue age above 65.

  The rate of the Deferred Sales Charge is the same regardless of whether you pay premiums on an annual basis or more frequently. However, because the total dollar amount of premiums paid is somewhat higher if you pay more frequently than annually (e.g. semi-annually or quarterly), the dollar amount of the Deferred Sales Charge will also be higher if you pay premiums more frequently than annually.

  In the case of a partial surrender or reduction in face amount, any Deferred Sales Charge that applies will be deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender and Partial Withdrawal".)

  DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge that will be deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                                  FOR POLICIES WHICH
                                   ARE SURRENDERED,  DEFERRED ADMINISTRATIVE
                                      LAPSED OR       CHARGE PER $1,000 OF
                                    REDUCED DURING         FACE AMOUNT
                                  ------------------ -----------------------
     Entire Policy year                    1                  $2.50
     Last Month of Policy years*           2                   2.25
                                           3                   2.00
                                           4                   1.75
                                           5                   1.50
                                           6                   1.25
                                           7                   1.00
                                           8                    .75
                                           9                    .50
                                          10                    .25
                                          11                   zero

--------
* The charge declines monthly in equal dollar amounts after the end of the first policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each policy month, starting with the Policy Date, NELICO will make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to 0.05 per $1,000 of Policy face amount (guaranteed not to exceed $0.08 per $1,000 of face amount); and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that all required scheduled premiums have been paid when due. (See "Adjustments to the Death Proceeds Payable".)

  If there is an outstanding loan under your Policy and the net cash value is not large enough to cover the full amount of the Monthly Deduction in any month, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. The cost of providing insurance protection under your Policy is deducted from your Policy's cash value at the beginning of each policy month, beginning with the Policy Date. The cost of insurance charge for a policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that policy month. The amount at risk is determined on the first day of the policy month after the Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy will change from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy will also depend on the insured's age at issue of the Policy and on the duration of the Policy. The rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"), with smoker/nonsmoker modifications. For Policies issued on juvenile insureds, the rates are guaranteed not to be higher than rates based on the 1980 CSO Tables. The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  The underwriting classes used for determining cost of insurance rates are smoker, nonsmoker and, for Policies issued on juvenile insureds (that is, insureds from the age of 0 to 19), standard. Substandard Policies and automatic issue Policies use the same cost of insurance rates as NELICO's Policies that are in the smoker and nonsmoker class (or, if applicable, standard class), but require an extra premium as part of the Policy's total scheduled premium.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) will not vary based on the sex of the insured.

  NELICO offers Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimal evidence of insurability. Because only limited underwriting information is obtained, NELICO has determined that Policies issued on an automatic issue basis may present additional mortality cost to NELICO compared to underwritten Policies issued in the smoker class. NELICO will charge an additional premium for automatic issue Policies. The amount of the premium will depend on the issue age of the insured and the death benefit option chosen, and may also depend on the size of the group and the total premium to be paid by the group. Generally, the additional premium will be higher if the Policy is sold to an employee benefit plan qualified under Section 401 of the Internal Revenue Code than otherwise. The additional premium will be deducted from the scheduled premium in the same manner as under a substandard risk Policy before the net scheduled premium is allocated to the Variable Account. Under automatic issue Policies, the overall charges for insurance protection, including the extra premium, will be higher than under a comparable underwritten Policy issued in the nonsmoker standard or smoker standard class. This means that an insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, will exceed charges based on 100% of the 1980 CSO Tables.

  Eligible group or sponsored arrangements may choose to purchase Policies on a simplified underwriting basis either as an alternative to automatic issue or for amounts of insurance which exceed NELICO's automatic issue limits, but may not choose automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies. Currently NELICO does not intend to charge an additional premium for coverage issued on a simplified issue basis unless the insured is in a substandard risk class.

  CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium payment, NELICO will deduct from the Policy's cash value the amount of the Policy's annual administrative charge that was due with the scheduled premium, as well as any premiums due for rider benefits and substandard risk or automatic issue status. The amount deducted for all of these charges will be 91% of the amount that was due with the scheduled premium payment. (See "Special Premium Option".) These charges will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

  CHARGES FOR ADDITIONAL SERVICES. NELICO reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. NELICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred . The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK             WESTPEAK LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    QWESTPEAK  GROWTH  SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS   STOCK     AND    AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED    INDEX    INCOME  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES    SERIES  SERIES SERIES
                          ------- -------- -------- -------- --------- -------- ------ ------
Management Fee..........   .63%     .40%     .35%     .50%     .25%      .70%    .70%  1.00%
Other Expenses..........   .06%     .12%     .15%     .12%     .15%      .15%    .15%    --
                           ----     ----     ----     ----     ----      ----    ----  -----
 Total Series Operating
  Expenses..............   .69%     .52%     .50%     .62%     .40%      .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                       MORGAN
                                            LOOMIS     STANLEY     DAVIS  ALGER
                                            SAYLES  INTERNATIONAL VENTURE EQUITY
                                           BALANCED    MAGNUM      VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .74%
Other Expenses...........................    .15%        .40%      .15%    .16%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .90%

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                         MANAGEMENT                      OTHER                       TOTAL ANNUAL
PORTFOLIO                   FEES                        EXPENSES                       EXPENSES
---------                ----------                     --------                     ------------
Equity-Income               .51%                          .07%                           .58%*
Overseas                    .76%                          .17%                           .93%*
High Income                 .59%                          .12%                           .71%
Asset Manager               .64%                          .10%                           .74%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under Section 401 of the Internal Revenue Code and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance (including automatic issue premiums), mortality and expense risk charge, administrative charges and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account. The waiver or reduction of Policy charges for group or sponsored arrangements described above will not apply to Policies issued in the State of New York other than Policies issued to non-tax qualified deferred compensation plans.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

SCHEDULED PREMIUMS

  Scheduled premium payments for the Policy are generally required until the insured reaches age 100. The scheduled premium amount will depend on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums. On the policy anniversary when the insured reaches age 70, or 10 years after issue, whichever is later, the scheduled premium will be recalculated. You may be required to pay a higher scheduled premium as a result of the recalculation. The recalculated scheduled premium will apply beginning on the following policy anniversary, when the insured reaches age 71 (or 11 years after the Policy is issued, whichever is later). (See "Scheduled Premium Recalculation" below.)

  The underwriting classes used for setting the scheduled premium amount are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue classes reflect additional premiums that are charged for Policies in those categories. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  Scheduled premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. The premium payment schedule you select will affect the total amount of premium you pay in a policy year. The total premium paid is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule will also affect the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule at any time by sending your request for change to NELICO's Home Office. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change will go into effect on the next premium due date under the new schedule. Until then, you will continue to make payments under the old schedule; NELICO will not accept an advance payment of the remaining scheduled premiums due for the policy year under the old schedule, that is, you cannot pay the balance of any premium mode. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change will go into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  You may make scheduled payments by check or money order. You may also choose to have NELICO withdraw your scheduled premium payments from your bank checking account or TNE Cash Management Trust account. (This service is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums are due at NELICO's Home Office or a NELICO agency on or before their due dates. NELICO will allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when they are received. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, however, NELICO will withdraw from the Variable Account the net scheduled premium that it advanced, adjusted for the net investment experience of the Policy's sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  A credit will be applied to the initial scheduled premium under a Policy converted from certain term insurance that was issued by The New England, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a home office employee of NELICO on the life of the employee, if the employee has worked for NELICO and/or The New England for at least one year.

SCHEDULED PREMIUM RECALCULATION

  The initial scheduled premium for the Policy is recalculated on the anniversary when the insured reaches age 70, or 10 years after the Policy is issued, whichever is later. At that time, the scheduled premium will be recalculated based on the current cash value of the Policy and the assumptions that guaranteed maximum charges will be deducted under the Policy and that the Policy will earn a 4.5% net rate of return for future policy years. The recalculation will be done before the premium due on that anniversary is credited to the Policy and before the monthly charges due are deducted. After the recalculation, your scheduled premium will not be less than the initial scheduled premium for the Policy, and it will not be higher than the maximum possible scheduled premium shown on your Policy's schedule page for policy years after the recalculation. The recalculated scheduled premium will apply to the Policy starting on the following policy anniversary, when the insured has reached age 71 (or 11 years after the Policy is issued, whichever is later).

  If the Policy earned a net return of greater than 4.5%, if you made unscheduled payments, if less than the guaranteed maximum charges were deducted or if you made no loans or withdrawals of cash value, the increase in the scheduled premium could be reduced, or possibly avoided. Generally, the Policy's scheduled premium will not increase if the Policy's sub-accounts have earned the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and applicable Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class, and: you have paid each scheduled premium (and have not used the Special Premium Option to skip payments); you have made no loans, partial withdrawals, partial surrenders or unscheduled payments; and all Policy charges including cost of insurance charges remain at the levels currently established for Policy Dates and Policy anniversaries occurring on or after July 1, 1995 and are not increased.

  If your scheduled premium is increased following the premium recalculation and you do not wish to pay the higher scheduled premium, you may choose to (i) lapse the Policy to variable paid-up insurance or to a fixed-benefit lapse option, (ii) take a partial surrender to reduce the Policy's face amount and cash value and keep the scheduled premium at its initial level (provided that the remaining face amount meets NELICO's minimum face amount requirement), or
(iii) request a reduction in the Policy's face amount, without reducing the cash value remaining in the Policy (except by the amount of any applicable Surrender Charge).

  For a description of the effect of the premium recalculation on the Policy's tabular cash value, see "Tabular Cash Value".

UNSCHEDULED PAYMENTS

  Within the limits described below, you may make unscheduled payments as long as the Policy has not lapsed. NELICO may require satisfactory evidence of insurability before accepting the payment. In addition, NELICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. NELICO will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) NELICO also reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering a substandard risk insured or under an automatic issue Policy. An unscheduled payment must be at least $10 if made pursuant to the Master Service Account arrangement, and otherwise must be at least $25.

  You may ask NELICO to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium, subject to NELICO's rules. Subject to NELICO's rules, you may choose to have NELICO withdraw unscheduled payments from your bank checking account or TNE Cash Management Trust account (i.e. the Master Service Account arrangement) if you are using this facility to pay scheduled premiums under the Policy.

  If your policy has a level term insurance rider and you are paying premiums on the annual mode or by means of the Master Service Account arrangement, you may choose to have NELICO bill you (or deduct from your bank checking account or TNE Cash Management Trust account) a single level amount (the "Annual Level Billing Option") each year that is sufficient to cover the scheduled premium due plus the increasing premium for the level term insurance rider. Under the Annual Level Billing Option, a portion of the level billing amount will be allocated to your Policy as an unscheduled payment. The amount that is allocated as an unscheduled payment will decrease each year as the cost of the level term insurance rider goes up. You may need to recalculate your Annual Level Billing Amount when the scheduled premium is recalculated or as the premium for the level term insurance rider increases.

  Under any of these billing options, the total of all premiums and payments made could cause the Policy to become a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  NELICO will allocate an unscheduled payment to your Policy's sub-accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. NELICO will treat payments made under the Policy in the following way. Payments accompanied by a premium notice, and payments received by NELICO during the period from 25 days before the premium due date to 31 days after the due date, whether or not accompanied by a premium notice, will be applied first to payment of the scheduled premium due, next to pay any loan interest due, and any balance will be applied as an unscheduled payment as of the date it was received. (However, any payment which is less than the amount of the scheduled premium due will be treated as an unscheduled payment.) All other payments will be treated as unscheduled payments. If the Policy lapses and you made an unscheduled payment during the grace period which was insufficient to pay the premium due, the unscheduled payment will be refunded to you.

  If you pay premiums monthly, including by means of the Master Service Account arrangement, payments will be credited as agreed by you and NELICO. Payments made through the MSA arrangement may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for certain group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a policy loan, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) A payment will not be treated as repayment of a policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  When you apply for a Policy, or at a later date while the Policy is not lapsed, you may elect the Special Premium Option. This feature allows you to skip a scheduled premium payment or payments after the first policy year, under the following conditions.

  If the scheduled premium has not been paid by the end of the grace period, the Policy will not lapse if the Policy's cash value on the premium due date (before NELICO advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. The Special Premium Option may not be used, however, if, immediately afterward, the amount of any outstanding policy loan plus accrued interest would exceed the Policy's loan value.

  If the Special Premium Option is used, it will reduce the Policy's cash value (and loan value) because NELICO will deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. These amounts will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each. (NELICO will also withdraw the net scheduled premium that it advanced to the Policy, adjusted for the net investment experience of the Policy's sub-accounts since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, NELICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by means of the Master Service Account arrangement.

AUTOMATIC PREMIUM LOAN

  You may elect an automatic premium loan feature. Under this feature, if you have not paid a required scheduled premium by the end of the grace period, your Policy's available loan value will be used to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. However, no premium loan will be made if the Policy's loan value is not adequate to pay at least a quarterly premium. Interest on the loan will be charged from the premium due date. Like other policy loans, an automatic premium loan can result in an excess policy loan. (See "Loan Provision".) An automatic premium loan will not be made if you have elected the Special Premium Option and can skip the scheduled premium payment under that option.

DEFAULT AND LAPSE OPTIONS

  If you have not paid a required scheduled premium by the due date, then the premium is in default, but the Policy provides a 31 day grace period for payment of the scheduled premium due. During the grace period insurance coverage continues under your Policy, but if the insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, NELICO will not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If the premium in default is paid, these deductions will be made retroactively. If you surrender the Policy while the premium is in default, the full Monthly Deduction and a prorated cost of insurance charge will be deducted from the proceeds.

  There are three lapse options that may be available to you under your Policy. They are: Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance.

  Fixed Extended Term Insurance is fixed benefit life insurance for a limited term with no further premiums due. The death benefit under this option will be the same as the amount of your Policy's death benefit on the due date of the premium in default. The term of the insurance coverage is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available under a Policy continued as Fixed Extended Term

Insurance. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code.

  If Fixed Extended Term Insurance is available under your Policy, it is the lapse option which will automatically apply upon lapse unless you have elected Fixed or Variable Paid-Up Insurance. Even if you have elected Fixed Extended Term Insurance, however, if Fixed Paid-Up Insurance would provide a greater death benefit, that is the lapse option which will apply.

  Paid-Up Insurance is permanent life insurance with no further premiums due. The amount of insurance provided is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge, and by any outstanding policy loan plus accrued interest), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Loans are available under a Policy continued as Paid-Up Insurance.

  You may select a lapse option, or change your selection, by written request to NELICO's Home Office at any time up to 60 days after the due date of the premium in default. Certain conditions apply to the selection of Variable Paid-Up Insurance. (See "Variable Paid-Up Insurance" below.)

  VARIABLE PAID-UP INSURANCE. Variable Paid-Up Insurance is available as a lapse option if the NET cash value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest) less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If you have elected Variable Paid-Up Insurance and your Policy's net cash value is not adequate to purchase this minimum amount of insurance, then Fixed Paid-Up Insurance will be provided instead. Variable Paid-Up Insurance is not available under Policies in a substandard or automatic issue class.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest earned on any of the Policy's cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance, however, if there is no outstanding policy loan. There is no minimum guaranteed cash value for a Policy continued as Variable Paid-Up Insurance.

  The death benefit provided under Variable Paid-Up Insurance is predetermined at the end of each policy month for the following policy month. The death benefit is the greater of the initial face amount of Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease at the end of each policy month, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year. If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit will increase. If it is less, the Variable Death Benefit will decrease. The change in the Variable Death Benefit will equal this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit will depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit provided by Variable Paid-Up Insurance will not be less than the initial amount of insurance under the option regardless of investment experience, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward to succeeding policy months, so that if investment experience has reduced the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value of a Policy continued as Variable Paid-Up Insurance is its NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, the cash value is determined in the same manner as it is prior to lapse, except that the charge for the cost of insurance is deducted at the end of the policy month rather than at the beginning, and there is no Monthly Deduction. Since there are no Monthly Deductions, generally the cost of insurance rates actually charged under a Policy continued as Variable Paid-Up Insurance are somewhat higher than they are under the Policy prior to lapse. Cost of insurance rates under a Policy continued as Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a pro rated charge for the cost of insurance, if the surrender occurs on a day other than the last day of the policy month. The amount available for a policy loan under a Policy continued as Variable Paid-Up Insurance is determined in the same way as prior to lapse. An excess policy loan may cause a Policy continued as Variable Paid-Up Insurance to lapse. (See "Loan Provision".) You may transfer the cash value of a Variable Paid-Up Insurance Policy among the sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally will require evidence of insurability that is satisfactory to NELICO.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value is equal to 90% of the Policy's cash value, projected at a 4.5% annual rate to the next policy anniversary (or to the next premium due date, if earlier); less the Surrender Charge on the next loan interest due date or, if greater, on the date the loan was made; and discounted at the loan interest rate (6%). If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-58 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.56%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary.........................................  $18,047  $16,742
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4.5% to the
        (a) 11th Policy Anniversary.........................   18,210
        (b) Next Premium Due Date...........................            16,766
   (3) 90% of Amount Calculated in (2)......................   16,389   15,089
   (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge....................................   14,912   13,612
   (5) Amount Calculated in (4), Discounted at an Annual
        Rate of 6% Back to the 10th Policy Anniversary......   14,068   13,411

-------------------------------------------------------------------------------

  A policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, policy loans and loan repayments are attributed to the sub-accounts in proportion to the cash value in each.

  The interest rate charged on policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts. The amount taken from the Policy's sub-accounts as a result of the loan will earn interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate currently credited is 4.75% per year. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge on the next policy loan interest due date (or, if greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess policy loan". NELICO tests for an excess Policy loan on each monthly processing date and any time a loan-related transaction is made.) The Policy will terminate without value 31 days after the notice is mailed unless the excess amount is paid to NELICO within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy will be determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender will cause a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent.

  Any Surrender Charge that applies to a partial surrender will be deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied will reduce any remaining Surrender Charge under your Policy.

  If your Policy has the Option 2 death benefit, you may make a partial withdrawal of the amount by which the Policy's cash value exceeds its tabular cash value. If there is a policy loan outstanding, the amount of the partial withdrawal will be further limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal will reduce the Policy's Option 2 death benefit and cash value but will not affect its face amount or current scheduled premium level. However, a partial withdrawal may affect the recalculation of the Policy's scheduled premium if the withdrawal is made before the premium recalculation date. No Surrender Charge will apply.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-59, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

                                 AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                    0% RETURN       6% RETURN      12% RETURN
                                 --------------- --------------- ---------------
   (1) Cash Value at the 20th
        anniversary, before
        premium payment........      $19,619         $39,519         $82,758
   (2) Tabular Cash Value......       34,562          34,562          34,562
   (3) Maximum Withdrawal =
        (1) - (2)..............            0           4,957          48,196

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th policy anniversary is paid and monthly charges are deducted.

-------------------------------------------------------------------------------

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you specify that you wish a partial surrender only, the request will be treated as a partial withdrawal first. Any portion of the cash value requested that cannot be provided by means of a partial withdrawal will be supplied by means of a partial surrender. In this way your Surrender Charge costs will be minimized.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a policy loan outstanding, the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit will reduce the Policy's death benefit (but not below the face amount) and cash value but will not reduce its face amount or affect its current scheduled premium level. However, a partial withdrawal may affect the recalculation of the Policy's scheduled premium if the withdrawal is made before the premium recalculation date. A partial withdrawal under a Policy with the Option 1 death benefit will always reduce the death benefit by more than the cash value is reduced. No Surrender Charge will apply.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy with $184,011 face amount illustrated on page A-58 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the policy. The amount available for withdrawal is calculated as of the 20th policy anniversary.

  At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

  At the hypothetical 12% return, before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

   (1) Cash Value at the 20th anniversary, before premium
        payment..................................................  $     84,318
   (2) Net Single Premium per $1 at age 55.......................   .4068241212
   (3) Face Amount X .4068241212.................................  $     74,860
   (4) Maximum Withdrawal = (1) - (3)............................  $      9,458

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

-------------------------------------------------------------------------------

  The total number of partial surrenders and partial withdrawals you may make in one policy year is limited to four, unless NELICO consents to more. You should be aware that amounts withdrawn may not be reinvested in the Policy except as scheduled premiums or unscheduled payments, which are subject to the charges described under "Deductions From Premiums and Unscheduled Payments".

  A partial withdrawal or partial surrender will reduce the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. The amount of net cash value paid upon partial surrender or partial withdrawal will be determined as of the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  The Policies offer a feature (in states where it has been approved by the State insurance department) that allows you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the premiums and tabular cash value will also be decreased. Your Policy's actual cash value will not be reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit will be decreased. However, if the death benefit at the time you elect a face amount reduction is being determined by dividing the cash value by the net single premium per dollar of death benefit, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction will have to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent.

  A face amount reduction will take effect as of the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NELICO may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You may allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. A minimum of 10% of the premium or payment must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You will make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, NELICO offers a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. This rider may not be approved in every state and therefore may not be available in every state. Your registered representative can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after receipt at the Home Office of a request, or proof of death of the insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request. NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a fixed-benefit life insurance policy issued by NELICO or MetLife, as described below. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit policy with a face amount equal to the current death benefit of the exchanged Variable Life Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by NELICO or MetLife which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available.

  Following the merger of MetLife and The New England, depending on state insurance regulatory approvals and requirements, your Policy may be issued or amended with an endorsement providing for an exchange right to a fixed benefit policy issued by NELICO (if such a policy was available on the Policy Date of your variable life Policy), or otherwise, to a fixed benefit policy issued by MetLife. If your Policy does not have such an endorsement, the exchange right will be to a fixed benefit policy issued by MetLife or, at your option, to a fixed benefit policy issued by NELICO if such a policy was available on the Policy Date of your variable life Policy.

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by NELICO or an affiliate. The terms and conditions applicable to the 24 month exchange option will also be applicable to this option. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (NELICO plans to make this rider available in the future. Availability of the rider is also subject to state insurance department approval.)

    WAIVER OF SCHEDULED PREMIUMS-DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS-DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

    WAIVER OF SCHEDULED PREMIUMS-DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    WAIVER OF SCHEDULED PREMIUMS-DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate when the insured dies.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
   Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay
   Advisors Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital
   Growth Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
   Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
   Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
   Growth and Income Series of the Zenith Fund

  --The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
   Avanti Growth Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
   Small Cap Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
   Growth Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
   Balanced Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
   Value Series of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
   Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
   Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
   Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the series' sub-adviser. Under normal circumstances at least 65% of the total assets of the series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                       SUB-ADVISER
        ------                      -------                       -----------
Capital Growth           Capital Growth Management
                         Limited Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.            Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment Advisors,
                                                       L.P.*
Westpeak Growth and      TNE Advisers, Inc.            Westpeak Investment Advisors,
 Income                                                L.P.*
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc.            Morgan Stanley Asset Management,
 International Magnum                                  Inc.
 Equity
Davis Venture Value      TNE Advisers, Inc.            Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------

 *An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. For more information about the series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE. NELICO IS NOT CURRENTLY SEEKING APPROVAL OF THE FIXED ACCOUNT IN NEW YORK.

  You may allocate net premiums and net unscheduled payments for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an effective annual rate of at least 4.5%. NELICO may from time to time credit interest at a higher rate than 4.5%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a policy anniversary to earn interest at the most recently declared rate until the next policy anniversary.) Any net premiums or net unscheduled payments allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NELICO's most recently declared rate until the next policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

  If you select the Fixed Account on the application, your Policy's cash value will not be allocated to the Fixed Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Until then, the net scheduled premium and any net unscheduled payment will be allocated to the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Right to Return the Policy".) The cash value transferred from the Money Market Sub-Account to the Fixed Account will be credited with NELICO's most recently declared rate of interest as of the date of the transfer until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums and net unscheduled payments allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders or partial withdrawals made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. The Policy's tabular cash value will be calculated based on the assumption that the Policy's sub-accounts earned, and the Fixed Account credited, a 4.5% annual net rate of return. (See "Death Benefit" and "Tabular Cash Value".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4.5%. Otherwise, allocations of net premiums and net unscheduled payments to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocations of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding transfers, loans, surrenders and partial withdrawals that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED IF NELICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE; HOWEVER, YOU MAY REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NELICO's consent. NELICO currently allows 12 such transfers per policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4.5%.

  Unless you request otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4.5% per year (currently 4.75% per year), which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders and partial withdrawals will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender or partial withdrawal will be taken from the Fixed Account.

  NELICO has the right to delay transfers, withdrawals, surrenders, and policy loans from the Fixed Account for up to six months. Loans to pay premiums on policies issued by NELICO will not be delayed.

                     NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the scheduled premium paid in the first policy year; a maximum of 6.5% of scheduled premiums in policy years two through ten; and a maximum of 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. NELICO pays commissions for substandard risk and rider premiums, based on its rules in effect at the time of payment. Agents with less than four years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the scheduled premium in the first policy year, 7% in the second through fifth policy years, 5% in the sixth through tenth policy years, 2% in the eleventh through twentieth policy years and 3% of unscheduled payments. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

             LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy based on misrepresentations made in the application. However, NELICO cannot challenge the Policy or a rider after it has been in force, during the insured's lifetime, for two years from the date of issue. NELICO cannot challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for more than two years (during the insured's lifetime) from the date the unscheduled payment was received.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the application, the Policy's cash value and death benefit will be what (i) the premiums paid before the premium recalculation date, (ii) unscheduled payments made, and (iii) premiums due starting on the policy anniversary after the premium recalculation date would have purchased, based on the insured's correct age and, if the Policy is sex-based, on the insured's correct sex. The adjustment in values may involve a cost or credit to you.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit will be limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding policy loan plus interest and by any partial withdrawals or partial surrenders made (or such greater amount required by state law).

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under an accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract. Riders to the policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender, face amount reduction or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under your Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if there were a substitution of the insured person or if certain other Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). This may be the case, when the insured reaches very high ages, even if no unscheduled payments have been made for the Policy. The point at which you may have to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".)

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions even if the amount borrowed is retained by NELICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

    (e) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                           DIRECTORS OF NELICO

                                  PRINCIPAL BUSINESS
                                      EXPERIENCE
       NAME AND PRINCIPAL        DURING THE PAST FIVE
        BUSINESS ADDRESS                 YEARS
 ------------------------------- ----------------------------------------------
 Robert A. Shafto                Chairman, President and Chief Executive
                                  Officer of NELICO since 1996. Formerly,
                                  Chairman, President and Chief Executive
                                  Officer of The New England 1993-1996;
                                  President and Chief Executive Officer, 1992
                                  to 1993, President and Chief Operating
                                  Officer, 1990 to 1992, of The New England.
 Susan C. Crampton               Director of NELICO since 1996; serves as
  127 Tarbox Road                 Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989. Formerly, Director of The
                                  New England 1989-1996.
 Edward A. Fox                   Director of NELICO since 1996; Private
  RR Box 67-15                    Investor, Harborside, ME. Formerly, Director
  Harborside, ME 04642            of The New England 1994-1996; Dean of The
                                  Amos Tuck School of Business Administration
                                  at Dartmouth College from 1990-1994.
 George J. Goodman               Director of NELICO since 1996; Author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor Drill Capital
  General Motors Building
  767 Fifth Avenue
  New York, NY 10153
 Dr. Paul E. Gray                Director of NELICO since 1996; Chairman of the
  MIT                             Corporation of the Massachusetts Institute of
  77 Massachusetts Avenue         Technology (MIT) since 1990. Formerly,
  Cambridge, MA 02139             Director of The New England 1973-1996.
 Dr. Evelyn E. Handler           Director of NELICO since 1996; Executive
  California Academy of Sciences  Director and Chief Executive Officer of the
  Golden Gate Park                California Academy of Sciences since 1994.
  San Francisco, CA 94118         Formerly, Director of The New England 1987-
                                  1996; Research Fellow and an Associate of the
                                  Graduate School of Education at Harvard
                                  University and a Senior Fellow at The
                                  Carnegie Foundation for the Advancement of
                                  Teaching, 1991-1994.
 Philip K. Howard, Esq.          Director of NELICO since 1996; Partner of the
  Howard, Darby & Levin           law firm of Howard, Darby & Levin in New York
  1330 Avenue of the Americas     City.
  New York, NY 10019
 Harry P. Kamen                  Director of NELICO since 1996; Chairman,
  Metropolitan Life               President, and Chief Executive Officer of
  One Madison Avenue              Metropolitan Life Insurance Company since
  New York, NY 10010              1995. Formerly, Chairman and CEO of MetLife
                                  1993-1995; Senior Executive Vice President
                                  1991-1993.
 Terence Lennon                  Director of NELICO since 1996; Senior Vice
  Metropolitan Life               President of Metropolitan Life Insurance
  One Madison Avenue              Company since 1994. Formerly, Assistant
  New York, NY 10010              Deputy Superintendent and Chief Examiner of
                                  the New York Insurance Department 1984-1994.
 Bernard A. Leventhal            Director of NELICO since 1996; Vice Chairman
  Burlington Industries           of the Board of Directors of Burlington
  1345 Avenue of the Americas     Industries, Inc. Formerly, President of the
  New York, NY 10105              Burlington Menswear Division since 1978.
                                  Corporate Group Vice President since 1985 and
                                  Director since 1990.
 Thomas J. May                   Director of NELICO since 1996; Chairman,
  Boston Edison Company           President and Chief Executive Officer of
  800 Boylston Street             Boston Edison Company since 1994. Formerly,
  Boston, MA 02199                Director of The New England 1994-1996;
                                  President and Chief Operating Officer of
                                  Boston Edison Co., 1993-1994; Executive Vice
                                  President 1990-1993.

                                 PRINCIPAL BUSINESS
                                     EXPERIENCE
       NAME AND PRINCIPAL       DURING THE PAST FIVE
        BUSINESS ADDRESS                YEARS
 ------------------------------ -----------------------------------------------
 Stewart G. Nagler              Director of NELICO since 1996; Senior Executive
  Metropolitan Life              Vice President and Chief Financial Officer of
  One Madison Avenue             Metropolitan Life Insurance Company since
  New York, NY 10010             1986.
 Rand N. Stowell                Director of NELICO since 1996; President of
  United Timber Corp.            United Timber Corp. of Dixfield, Maine.
  P.O. Box 650                   Formerly, Director of The New England 1990-
  Pine Street                    1996.
  Dixfield, ME 04224
 Alexander B. Trowbridge        Director of NELICO since 1996; President of
  Trowbridge Partners Inc.       Trowbridge Partners, Inc. in Washington, D.C.
  1317 F Street, N.W., Suite     Formerly, Director of The New England 1983-
  500                            1996.
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                 PRINCIPAL BUSINESS
                                     EXPERIENCE
                                DURING THE PAST FIVE
              NAME                      YEARS
              ----              -----------------------------------------------
 Robert A. Shafto               See Directors above.
 David W. Allen                 Senior Vice President of NELICO since 1996.
                                 Formerly, Senior Vice President 1994-1996;
                                 Vice President 1990-1994 of The New England.
 James P. Bossert               Vice President and Controller of NELICO since
                                 1996. Formerly, Vice President and Controller
                                 1993-1996; Vice President 1991-1993 of The New
                                 England.
 Thom A. Faria                  President, Career Agency System (a business
                                 unit of NELICO) since 1996. Formerly,
                                 Executive Vice President in 1996; Senior Vice
                                 President, 1993-1996; Vice President, 1986-
                                 1993 of The New England.
 Chester R. Frost               Senior Vice President and Treasurer of NELICO
                                 since 1996. Formerly, Senior Vice President
                                 since 1980 and Treasurer since 1996 of The New
                                 England.
 Anne M. Goggin                 Senior Vice President and Associate General
                                 Counsel of NELICO since 1997. Formerly, Vice
                                 President and Counsel of NELICO in 1996; Vice
                                 President and Counsel 1994-1996 and Second
                                 Vice President and Counsel 1988-1994 of The
                                 New England.
 Edward C. Hall                 President, New England Services (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Services (a business
                                 unit of The New England) 1994-1996, Executive
                                 Vice President--Client Services, 1988 to 1994,
                                 of The New England.
 Daniel D. Jordan               Second Vice President, Counsel and Secretary of
                                 NELICO since 1996. Formerly, Counsel and
                                 Assistant Secretary of The New England, 1985-
                                 1996.
 Richard D. Keidan              Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of Metropolitan Life
                                 1994-1996 (Chief Marketing Officer of MetLife
                                 Brokerage); Regional Sales and Marketing
                                 Manager of Phoenix Home Life until 1994.
 Alan C. Leland, Jr.            Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of The New England
                                 1984-1996.
 Bruce C. Long                  President, New England Annuities (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Annuities (a business
                                 unit of The New England) 1994-1996; Senior
                                 Vice President, New England Annuities in 1994;
                                 Vice President, Keyport Life Insurance 1992-
                                 1994; General Director, John Hancock Insurance
                                 1990-1992.

                          PRINCIPAL BUSINESS
                              EXPERIENCE
                         DURING THE PAST FIVE
          NAME                   YEARS
          ----           ------------------------------------------------------
 George J. Maloof        Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1991-1996.
 Eileen T. McCarthy      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President 1995-1996; Vice President 1989-
                          1995 of The New England.
 Thomas W. McConnell     Senior Vice President of NELICO since 1996. Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993. Formerly, National
                          Sales Manager of Alliance Fund Distributors in 1993;
                          National Sales Manager of Equitable Capital
                          Securities 1992-1993.
 Thomas W. Moore         Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1990-1996.
 Robert W. Powell        President, Life Brokerage (a business unit of NELICO)
                          since 1996. Formerly, Officer-in-Charge of MetLife
                          Brokerage (a subsidiary of Metropolitan Life
                          Insurance Company) 1994-1996; Marketing Vice
                          President 1988-1994.
 Gregory A. Ross         President, TNE Information Services (a business unit
                          of NELICO) since 1996. Formerly, President, TNE
                          Information Services (a business unit of The New
                          England) and Chief Information Officer of The New
                          England, 1994-1996; Senior Vice President and Chief
                          Information Officer 1993-1994; Vice President, 1991-
                          1993 of The New England. President of TNE Information
                          Services, Inc.
 Robert E. Schneider     Executive Vice President and Chief Financial Officer
                          of NELICO since 1996. Formerly, Director, Executive
                          Vice President and Chief Financial Officer, 1993 to
                          1996; Executive Vice President and Chief Financial
                          Officer, 1990-1993, of The New England.
 John G. Small, Jr.      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President of The New England 1990-1996.
 Ellen D. Sullivan       Senior Vice President and Associate General Counsel of
                          NELICO since 1997. Formerly, Vice President and
                          Counsel of NELICO in 1996; Vice President and Counsel
                          1994-1996 and Second Vice President and Counsel 1985-
                          1994 of The New England.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996. Formerly, Executive Vice President and
                          General Counsel of The New England, 1993-1996; Senior
                          Vice President and General Counsel, 1992 to 1993,
                          Senior Vice President and Associate General Counsel,
                          1990 to 1992, of The New England.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996. Formerly,
                          President, New England Employee Benefits Group (a
                          business unit of The New England), 1993-1996; Senior
                          Vice President of New England Employee Benefits
                          Group, 1989-1993 of The New England.
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996. Formerly, Executive Vice
                          President and Chief Investment Officer of The New
                          England 1993-1996; Senior Vice President--
                          Investments, 1989 to 1993, of The New England.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply to Policies continued under a fixed-benefit lapse option or with respect to cash value removed from the Variable Account as a result of a policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Fund Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated an, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                        RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from policy owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  Annually (except while the Policy is under a fixed lapse option or a settlement option), NELICO will send you a statement showing your Policy's death benefit, cash value and any outstanding policy loan principal. NELICO will also confirm policy loans, sub-account transfers, lapses, surrenders and other policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan, L.L.P., Washington. D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual scheduled premiums of $2,000 for males aged 35 and 45. The males aged 35 and 45 are assumed to be in the nonsmoker standard risk classification. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Each illustration is given first for a Policy with an Option 1 death benefit and then for a Policy with an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard risk Policies but require an additional premium.)

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, if the insured were female or in the smoker standard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance from the cash value on the first day of each policy month. The net cash values reflect a surrender charge deducted from the cash value upon surrender, face reduction or lapse during the first 15 policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bears operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.36%, 4.56% and 10.48%, respectively, based on NELICO's current charge for mortality and expense risks, and -1.66%, 4.24% and 10.15%, respectively, based on NELICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  NELICO will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $184,011 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  2,100   $184,011 $184,011 $184,011 $   392 $   483 $    574 $ 1,309 $ 1,400 $  1,491    -80.40%    -75.86%    -71.30%
   2        4,305    184,011  184,011  184,011   1,649   1,912    2,187   2,588   2,851    3,126    -46.34     -40.18     -34.10
   3        6,620    184,011  184,011  184,011   1,704   2,223    2,786   3,833   4,352    4,914    -50.84     -42.00     -33.73
   4        9,051    184,011  184,011  184,011   2,677   3,537    4,507   5,041   5,901    6,872    -39.22     -30.09     -21.67
   5       11,604    184,011  184,011  184,011   3,893   5,181    6,694   6,211   7,499    9,012    -29.92     -21.17     -13.09
   6       14,284    184,011  184,011  184,011   5,069   6,875    9,083   7,341   9,147   11,355    -24.24     -15.74      -7.91
   7       17,098    184,011  184,011  184,011   6,201   8,616   11,691   8,427  10,842   13,917    -20.49     -12.17      -4.51
   8       20,053    184,011  184,011  184,011   7,289  10,407   14,543   9,470  12,587   16,723    -17.87      -9.66      -2.13
   9       23,156    184,011  184,011  184,011   8,640  12,555   17,969  10,482  14,398   19,812    -15.17      -7.31       -.03
  10       26,414    184,011  184,011  184,011   9,960  14,772   21,710  11,465  16,277   23,215    -13.20      -5.59       1.49
  15       45,315    184,011  184,011  184,011  15,722  26,611   46,072  15,722  26,611   46,072     -8.62      -1.51       5.20
  20       69,439    184,011  184,011  206,121  19,619  39,656   84,318  19,619  39,656   84,318     -7.42       -.08       6.66
  25      100,227    184,011  184,011  302,160  21,789  54,858  145,069  21,789  54,858  145,069     -7.20        .71       7.45
  30      139,522    184,011  184,011  430,055  20,696  71,752  239,175  20,696  71,752  239,175     -8.19       1.13       7.88
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     9,100.59%  9,100.59%  9,100.59%
   2       810.50     810.50     810.50
   3       313.62     313.62     313.62
   4       178.25     178.25     178.25
   5       119.64     119.64     119.64
   6        87.93      87.93      87.93
   7        68.37      68.37      68.37
   8        55.25      55.25      55.25
   9        45.89      45.89      45.89
  10        38.92      38.92      38.92
  15        20.68      20.68      20.68
  20        13.05      13.05      13.95
  25         8.98       8.98      12.07
  30         6.50       6.50      10.87

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $8,435, ASSUMING THE 0% RETURN; $3,645, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $184,011 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT           NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL            GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%     6%     12%     0%     6%     12%      0%         6%         12%
------  -----------    --       --      ---      --     --     ---     --     --     ---      --         --         ---
   1      $ 2,100   $184,011 $184,079 $184,163 $  392 $  483 $   574 $1,309 $1,400 $ 1,491    -80.40%    -75.86%    -71.31%
   2        4,305    184,011  184,152  184,411  1,649  1,912   2,186  2,588  2,851   3,125    -46.34     -40.18     -34.11
   3        6,620    184,011  184,228  184,765  1,704  2,223   2,784  3,833  4,351   4,912    -50.84     -42.01     -33.75
   4        9,051    184,011  184,309  185,242  2,677  3,536   4,503  5,041  5,900   6,867    -39.22     -30.10     -21.71
   5       11,604    184,011  184,394  185,855  3,893  5,179   6,686  6,211  7,497   9,004    -29.92     -21.18     -13.13
   6       14,284    184,011  184,485  186,622  5,069  6,872   9,069  7,341  9,144  11,341    -24.24     -15.75      -7.95
   7       17,098    184,011  184,580  187,561  6,201  8,611  11,667  8,427 10,838  13,893    -20.49     -12.18      -4.56
   8       20,053    184,011  184,680  188,693  7,289 10,401  14,504  9,470 12,581  16,685    -17.87      -9.67      -2.19
   9       23,156    184,011  184,804  190,058  8,640 12,546  17,911 10,482 14,389  19,753    -15.17      -7.32      -0.10
  10       26,414    184,011  184,951  191,684  9,960 14,760  21,625 11,465 16,265  23,129    -13.20      -5.61       1.42
  15       45,315    184,011  186,009  204,792 15,722 26,567  45,629 15,722 26,567  45,629     -8.62      -1.54       5.08
  20       69,439    184,011  188,948  231,648 19,619 39,519  82,758 19,619 39,519  82,758     -7.42      -0.12       6.51
  25      100,227    184,011  193,939  296,364 21,789 54,418 142,286 21,789 54,418 142,286     -7.20       0.65       7.33
  30      139,522    184,011  201,593  422,204 20,696 70,370 234,809 20,696 70,370 234,809     -8.19       1.01       7.79
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     9,100.59%  9,103.93%  9,108.18%
   2       810.50     810.86     811.53
   3       313.62     313.80     314.24
   4       178.25     178.37     178.77
   5       119.64     119.75     120.15
   6        87.93      88.02      88.46
   7        68.37      68.46      68.93
   8        55.25      55.33      55.85
   9        45.89      45.98      46.55
  10        38.92      39.01      39.65
  15        20.68      20.79      21.84
  20        13.05      13.26      14.87
  25         8.98       9.31      11.95
  30         6.50       6.99      10.77

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $8,435, ASSUMING THE 0% RETURN; $4,230, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $184,011 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%     12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --     ---       --         --         ---
   1     $  2,100   $184,011 $184,011 $184,011 $   322 $   410 $    499 $ 1,239 $1,327 $  1,416    -83.91%    -79.49%    -75.05%
   2        4,305    184,011  184,011  184,011   1,506   1,759    2,024   2,445  2,698    2,963    -49.86     -43.72     -37.66
   3        6,620    184,011  184,011  184,011   1,485   1,981    2,521   3,613  4,110    4,650    -55.05     -45.94     -37.47
   4        9,051    184,011  184,011  184,011   2,379   3,198    4,124   4,743  5,562    6,488    -42.90     -33.46     -24.81
   5       11,604    184,011  184,011  184,011   3,514   4,735    6,173   5,832  7,054    8,492    -32.99     -23.95     -15.67
   6       14,284    184,011  184,011  184,011   4,606   6,313    8,404   6,879  8,585   10,676    -26.90     -18.13     -10.10
   7       17,098    184,011  184,011  184,011   5,653   7,926   10,828   7,879 10,153   13,055    -22.86     -14.27      -6.43
   8       20,053    184,011  184,011  184,011   6,654   9,579   13,469   8,834 11,759   15,649    -20.01     -11.55      -3.84
   9       23,156    184,011  184,011  184,011   7,897  11,559   16,636   9,740 13,402   18,478    -17.12      -9.02      -1.58
  10       26,414    184,011  184,011  184,011   9,092  13,578   20,062  10,597 15,083   21,567    -15.02      -7.19       0.06
  15       45,315    184,011  184,011  184,011  14,018  23,974   41,852  14,018 23,974   41,852    -10.29      -2.86       4.06
  20       69,439    184,011  184,011  184,011  15,573  33,394   73,761  15,573 33,394   73,761    -10.19      -1.75       5.52
  25      100,227    184,011  184,011  255,998  14,051  42,371  122,875  14,051 42,371  122,875    -12.01      -1.30       6.36
  30      139,522    184,011  184,011  351,339   7,395  49,237  195,349   7,395 49,237  195,349    -21.27      -1.31       6.82
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     9,100.59%  9,100.59%  9,100.59%
   2       810.50     810.50     810.50
   3       313.62     313.62     313.62
   4       178.25     178.25     178.25
   5       119.64     119.64     119.64
   6        87.93      87.93      87.93
   7        68.37      68.37      68.37
   8        55.25      55.25      55.25
   9        45.89      45.89      45.89
  10        38.92      38.92      38.92
  15        20.68      20.68      20.68
  20        13.05      13.05      13.05
  25         8.98       8.98      11.05
  30         6.50       6.50       9.85

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $8,435, ASSUMING THE 0% RETURN; $8,435, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $184,011 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1      $ 2,100   $184,011 $184,011 $184,089 $   322 $   410 $    499 $ 1,239 $ 1,327 $  1,416    -83.91%    -79.49%    -75.06%
   2        4,305    184,011  184,011  184,250   1,506   1,759    2,024   2,445   2,698    2,963    -49.86     -43.72     -37.67
   3        6,620    184,011  184,011  184,505   1,485   1,981    2,520   3,613   4,110    4,648    -55.05     -45.94     -37.49
   4        9,051    184,011  184,011  184,865   2,379   3,198    4,121   4,743   5,562    6,486    -42.90     -33.46     -24.83
   5       11,604    184,011  184,011  185,343   3,514   4,735    6,168   5,832   7,054    8,486    -32.99     -23.95     -15.69
   6       14,284    184,011  184,011  185,955   4,606   6,313    8,394   6,879   8,585   10,666    -26.90     -18.13     -10.14
   7       17,098    184,011  184,011  186,715   5,653   7,926   10,811   7,879  10,153   13,038    -22.86     -14.27      -6.47
   8       20,053    184,011  184,011  187,642   6,654   9,579   13,441   8,834  11,759   15,622    -20.01     -11.55      -3.89
   9       23,156    184,011  184,011  188,755   7,897  11,559   16,592   9,740  13,402   18,435    -17.12      -9.02      -1.63
  10       26,414    184,011  184,011  190,075   9,092  13,578   19,997  10,597  15,083   21,501    -15.02      -7.19      -0.00
  15       45,315    184,011  184,011  200,682  14,018  23,974   41,475  14,018  23,974   41,475    -10.29      -2.86       3.95
  20       69,439    184,011  184,011  221,138  15,573  33,394   72,142  15,573  33,394   72,142    -10.19      -1.75       5.33
  25      100,227    184,011  184,011  257,707  14,051  42,371  118,938  14,051  42,371  118,938    -12.01      -1.30       6.15
  30      139,522    184,011  184,011  340,516   7,395  49,237  189,331   7,395  49,237  189,331    -21.27      -1.31       6.65
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     9,100.59%  9,100.59%  9,104.46%
   2       810.50     810.50     811.12
   3       313.62     313.62     314.02
   4       178.25     178.25     178.61
   5       119.64     119.64     120.01
   6        87.93      87.93      88.32
   7        68.37      68.37      68.80
   8        55.25      55.25      55.72
   9        45.89      45.89      46.41
  10        38.92      38.92      39.50
  15        20.68      20.68      21.62
  20        13.05      13.05      14.50
  25         8.98       8.98      11.09
  30         6.50       6.50       9.69

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $8,435, ASSUMING THE 0% RETURN; $8,435, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $116,328 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $116,328 $116,328 $116,328 $   537 $   627 $   718 $ 1,285 $ 1,375 $ 1,466    -73.14%    -68.63%    -64.11%
   2        4,305    116,328  116,328  116,328   1,740   2,000   2,271   2,527   2,787   3,058    -44.18     -38.20     -32.29
   3        6,620    116,328  116,328  116,328   1,730   2,242   2,797   3,723   4,234   4,789    -50.36     -41.71     -33.58
   4        9,051    116,328  116,328  116,328   2,628   3,473   4,428   4,874   5,719   6,674    -39.80     -30.70     -22.31
   5       11,604    116,328  116,328  116,328   3,759   5,022   6,508   5,975   7,239   8,724    -30.97     -22.13     -13.99
   6       14,284    116,328  116,328  116,328   4,839   6,606   8,771   7,027   8,794  10,959    -25.53     -16.86      -8.90
   7       17,098    116,328  116,328  116,328   5,863   8,222  11,233   8,021  10,380  13,391    -21.92     -13.35      -5.51
   8       20,053    116,328  116,328  116,328   6,824   9,864  13,909   8,954  11,993  16,039    -19.42     -10.88      -3.12
   9       23,156    116,328  116,328  116,328   8,017  11,828  17,120   9,826  13,636  18,929    -16.79      -8.54      -1.00
  10       26,414    116,328  116,328  116,328   9,141  13,817  20,595  10,629  15,305  22,083    -14.91      -6.85       0.53
  15       45,315    116,328  116,328  116,328  13,396  23,866  42,901  13,396  23,866  42,901    -10.96      -2.92       4.35
  20       69,439    116,328  116,328  140,431  15,395  34,435  78,101  15,395  34,435  78,101    -10.33      -1.45       6.01
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,716.41%  5,716.41%  5,716.41%
   2       614.29     614.29     614.29
   3       248.97     248.97     248.97
   4       143.75     143.75     143.75
   5        96.95      96.95      96.95
   6        71.22      71.22      71.22
   7        55.20      55.20      55.20
   8        44.38      44.38      44.38
   9        36.63      36.63      36.63
  10        30.85      30.85      30.85
  15        15.67      15.67      15.67
  20         9.35       9.35      10.88

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $5,397, ASSUMING THE 0% RETURN; $3,730, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $116,328 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $116,328 $116,372 $116,455 $   537 $   627 $   718 $ 1,285 $ 1,375 $ 1,465    -73.14%    -68.63%    -64.12%
   2        4,305    116,328  116,418  116,674   1,740   1,999   2,270   2,527   2,786   3,057    -44.18     -38.21     -32.31
   3        6,620    116,328  116,467  116,996   1,730   2,241   2,793   3,723   4,234   4,786    -50.36     -41.72     -33.63
   4        9,051    116,328  116,520  117,434   2,628   3,472   4,420   4,874   5,717   6,666    -39.80     -30.72     -22.37
   5       11,604    116,328  116,575  118,003   3,759   5,019   6,492   5,975   7,236   8,709    -30.97     -22.15     -14.07
   6       14,284    116,328  116,634  118,718   4,839   6,602   8,743   7,027   8,790  10,931    -25.53     -16.87      -8.98
   7       17,098    116,328  116,697  119,596   5,863   8,215  11,186   8,021  10,374  13,345    -21.92     -13.37      -5.61
   8       20,053    116,328  116,763  120,655   6,824   9,854  13,834   8,954  11,984  15,963    -19.42     -10.90      -3.24
   9       23,156    116,328  116,841  121,923   8,017  11,815  17,003   9,826  13,624  18,811    -16.79      -8.56      -1.14
  10       26,414    116,328  116,930  123,423   9,141  13,799  20,417  10,629  15,287  21,905    -14.91      -6.88       0.37
  15       45,315    116,328  117,547  135,337  13,396  23,795  41,843  13,396  23,795  41,843    -10.96      -2.96       4.06
  20       69,439    116,328  120,686  160,374  15,395  34,168  74,345  15,395  34,168  74,345    -10.33      -1.53       5.59
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,716.41%  5,718.57%  5,722.71%
   2       614.29     614.58     615.42
   3       248.97     249.12     249.72
   4       143.75     143.87     144.43
   5        96.95      97.05      97.63
   6        71.22      71.31      71.94
   7        55.20      55.29      55.98
   8        44.38      44.46      45.23
   9        36.63      36.72      37.57
  10        30.85      30.94      31.88
  15        15.67      15.79      17.33
  20         9.35       9.65      11.95

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $5,397, ASSUMING THE 0% RETURN; $3,883, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $116,328 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $116,328 $116,328 $116,328 $   491 $   580 $   669 $ 1,239 $ 1,328 $ 1,416    -75.44%    -71.02%    -66.57%
   2        4,305    116,328  116,328  116,328   1,644   1,898   2,163   2,431   2,685   2,950    -46.46     -40.51     -34.62
   3        6,620    116,328  116,328  116,328   1,582   2,078   2,617   3,575   4,071   4,610    -53.14     -44.33     -36.09
   4        9,051    116,328  116,328  116,328   2,425   3,241   4,165   4,671   5,487   6,410    -42.31     -33.02     -24.47
   5       11,604    116,328  116,328  116,328   3,497   4,712   6,145   5,714   6,929   8,362    -33.13     -24.10     -15.81
   6       14,284    116,328  116,328  116,328   4,517   6,211   8,292   6,704   8,399  10,479    -27.44     -18.58     -10.48
   7       17,098    116,328  116,328  116,328   5,477   7,732  10,617   7,636   9,891  12,775    -23.66     -14.90      -6.92
   8       20,053    116,328  116,328  116,328   6,373   9,269  13,133   8,502  11,399  15,263    -21.04     -12.30      -4.41
   9       23,156    116,328  116,328  116,328   7,490  11,111  16,151   9,299  12,920  17,960    -18.27      -9.84      -2.18
  10       26,414    116,328  116,328  116,328   8,530  12,959  19,394  10,018  14,447  20,882    -16.32      -8.07      -0.56
  15       45,315    116,328  116,328  116,328  12,241  21,991  39,780  12,241  21,991  39,780    -12.33      -3.99       3.45
  20       69,439    116,328  116,328  124,757  11,273  28,632  69,366  11,273  28,632  69,366    -14.51      -3.31       4.99
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,716.41%  5,716.41%  5,716.41%
   2       614.29     614.29     614.29
   3       248.97     248.97     248.97
   4       143.75     143.75     143.75
   5        96.95      96.95      96.95
   6        71.22      71.22      71.22
   7        55.20      55.20      55.20
   8        44.38      44.38      44.38
   9        36.63      36.63      36.63
  10        30.85      30.85      30.85
  15        15.67      15.67      15.67
  20         9.35       9.35       9.92

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $5,397, ASSUMING THE 0% RETURN; $5,397, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $116,328 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $116,328 $116,328 $116,406 $   491 $   580 $   668 $ 1,239 $ 1,328 $ 1,416    -75.44%    -71.02%    -66.58%
   2        4,305    116,328  116,328  116,567   1,644   1,898   2,162   2,431   2,685   2,949    -46.46     -40.51     -34.63
   3        6,620    116,328  116,328  116,820   1,582   2,078   2,615   3,575   4,071   4,608    -53.14     -44.33     -36.12
   4        9,051    116,328  116,328  117,177   2,425   3,241   4,159   4,671   5,487   6,405    -42.31     -33.02     -24.51
   5       11,604    116,328  116,328  117,649   3,497   4,712   6,134   5,714   6,929   8,350    -33.13     -24.10     -15.87
   6       14,284    116,328  116,328  118,252   4,517   6,211   8,271   6,704   8,399  10,458    -27.44     -18.58     -10.55
   7       17,098    116,328  116,328  118,998   5,477   7,732  10,580   7,636   9,891  12,739    -23.66     -14.90      -7.01
   8       20,053    116,328  116,328  119,905   6,373   9,269  13,074   8,502  11,399  15,203    -21.04     -12.30      -4.51
   9       23,156    116,328  116,328  120,989   7,490  11,111  16,056   9,299  12,920  17,865    -18.27      -9.84      -2.29
  10       26,414    116,328  116,328  122,270   8,530  12,959  19,249  10,018  14,447  20,737    -16.32      -8.07      -0.70
  15       45,315    116,328  116,328  132,410  12,241  21,991  38,882  12,241  21,991  38,882    -12.33      -3.99       3.18
  20       69,439    116,328  116,328  151,459  11,273  28,632  65,338  11,273  28,632  65,338    -14.51      -3.31       4.47
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,716.41%  5,716.41%  5,720.32%
   2       614.29     614.29     615.07
   3       248.97     248.97     249.52
   4       143.75     143.75     144.27
   5        96.95      96.95      97.48
   6        71.22      71.22      71.80
   7        55.20      55.20      55.84
   8        44.38      44.38      45.08
   9        36.63      36.63      37.42
  10        30.85      30.85      31.72
  15        15.67      15.67      17.09
  20         9.35       9.35      11.49

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED SCHEDULED PREMIUM AT AGE 71 WOULD BE $5,397, ASSUMING THE 0% RETURN; $5,397, ASSUMING THE 6% RETURN; AND $2,000, ASSUMING THE 12% RETURN.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The policies were not available until January, 1993. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Loomis Sayles Avanti Growth Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                    ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
Bond Income.....    2.83%   12.10    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
Money Market....    3.08%    9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35


                                                                    ANNUAL NET RATE OF RETURN
                  ---------------------------------------------------------------------------------------------- 8/26/83-  8/26/83-
                                                                           FOR ONE YEAR ENDING                   12/31/96  12/31/96
                                                                                               -----------------  TOTAL    EFFECTIVE
SUB-ACCOUNT                                                                                    12/31/95 12/31/96  RETURN    ANNUAL
-----------                                                                                    -------- -------- --------  ---------
Capital Growth*.                                                                                37.21%   20.34%  1,391.81%   22.44%
Bond Income.....                                                                                20.47     3.98     246.43     9.75
Money Market....                                                                                 5.07     4.50     116.55     5.96


                                        ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------
                                                                                                           5/1/87-   5/1/87-
                                                        FOR ONE YEAR ENDING                                12/31/96 12/31/96
                 5/1/87-  --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Stock Index.....  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%     .51%   36.10%   21.73%   213.08%   12.53%
Managed.........   -1.06%   8.83    18.37     2.59    19.45     6.06     9.99    -1.70    30.48    14.34    167.21    10.70

                               ANNUAL NET RATE OF RETURN
                          ----------------------------------- 4/30/93- 4/30/93-
                                      FOR ONE YEAR ENDING     12/31/96 12/31/96
                          4/30/93- --------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------               -------- -------- -------- -------- -------- ---------
Growth and Income........  13.78%   -1.80%   35.65%   17.38%   77.93%    16.99%
Avanti Growth............  14.28     -.87    29.57    16.90    71.60     15.84

                              ANNUAL NET RATE OF RETURN
                             -------------------------------    5/2/94-   5/2/94-
                                      FOR ONE YEAR ENDING       12/31/96 12/31/96
                             5/2/94-  ----------------------     TOTAL   EFFECTIVE
SUB-ACCOUNT                  12/31/94 12/31/95     12/31/96      RETURN   ANNUAL
-----------                  -------- ---------    ---------    -------- ---------
Small Cap...................  -3.61%       28.08%       29.90%   60.36%    19.37%

                            ANNUAL NET RATE OF RETURN
                          --------------------------------    10/31/94- 10/31/94-
                                    FOR ONE YEAR ENDING       12/31/96  12/31/96
                          10/31/94- ----------------------      TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95     12/31/96      RETURN    ANNUAL
-----------               --------- ---------    ---------    --------- ---------
Equity Growth............   -4.29%       47.81%       12.49%    59.14%    23.89%
Balanced.................    -.20        24.05        16.21     43.87     18.26
Venture Value............   -3.60        38.45        25.08     66.95     26.66
International Magnum
 Equity**................    2.50         5.60         6.03     14.77     6.56

--------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Morgan Stanley International Magnum Equity Series' sub-adviser was
   Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 10/9/86-
                                                             FOR ONE YEAR ENDING                                    12/31/96
                 10/9/86- -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .06%    -3.08%   21.98%   16.64%   -15.80%  31.07%   16.39%   17.59%    6.43%   34.29%   13.59%   241.39%
                 10/9/86-
                 12/31/96
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Equity-Income...   12.75%

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 1/28/87- 1/28/87-
                                                        FOR ONE YEAR ENDING                                12/31/96 12/31/96
                 1/28/87- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas........  -5.90%    7.48%   25.53%   -2.26%    7.79%   -11.12%  36.53%    1.12%    9.02%   12.53%   100.24%   7.25%

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.20%   16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                 9/19/85- 9/19/85-
                 12/31/96 12/31/96
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
High Income.....  235.91%   11.34%

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 9/6/89-   9/6/89-
                                                       FOR ONE YEAR ENDING                       12/31/96 12/31/96
                         9/6/89-  --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...........   .62%     6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%   115.11%   11.03%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $184,011 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $116,328 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 45. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 35
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,011 $ 1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,011   1,738     821     -92.27%          --
December 31, 1984.......   4,000   184,011  184,011   3,023   2,057     -59.32       2,689.63%
December 31, 1985.......   6,000   184,011  184,011   6,624   4,469     -20.69         539.20
December 31, 1986.......   8,000   184,011  184,011  14,078  11,687      21.24         249.75
December 31, 1987.......  10,000   184,011  184,011  22,306  19,961      30.33         152.51
December 31, 1988.......  12,000   184,011  184,011  21,523  19,224      16.59         106.26
December 31, 1989.......  14,000   184,011  184,011  29,221  26,968      19.40          79.87
December 31, 1990.......  16,000   184,011  184,011  29,072  26,865      13.23          63.04
December 31, 1991.......  18,000   184,011  184,011  45,872  43,833      19.76          51.48
December 31, 1992.......  20,000   184,011  184,011  44,227  42,525      14.95          43.10
December 31, 1993.......  22,000   184,011  184,011  51,841  50,477      14.78          36.78
December 31, 1994.......  24,000   184,011  184,011  48,647  47,602      11.16          31.86
December 31, 1995.......  26,000   184,011  218,504  68,663  67,909      14.15          30.29
December 31, 1996.......  28,000   184,011  265,505  83,623  83,161      14.71          29.32

ZENITH BOND INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,011 $1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,011  1,635     718     -94.73%          --
December 31, 1984.......   4,000   184,011  184,011  3,268   2,302     -51.73       2,689.63%
December 31, 1985.......   6,000   184,011  184,011  5,236   3,081     -43.65         539.20
December 31, 1986.......   8,000   184,011  184,011  7,296   4,905     -25.43         249.75
December 31, 1987.......  10,000   184,011  184,011  8,711   6,366     -19.03         152.51
December 31, 1988.......  12,000   184,011  184,011 10,667   8,368     -12.72         106.26
December 31, 1989.......  14,000   184,011  184,011 13,172  10,918      -7.49          79.87
December 31, 1990.......  16,000   184,011  184,011 15,426  13,219      -5.01          63.04
December 31, 1991.......  18,000   184,011  184,011 19,376  17,336      -0.87          51.48
December 31, 1992.......  20,000   184,011  184,011 22,009  20,307       0.31          43.10
December 31, 1993.......  22,000   184,011  184,011 25,794  24,430       1.94          36.78
December 31, 1994.......  24,000   184,011  184,011 25,856  24,810       0.57          31.86
December 31, 1995.......  26,000   184,011  184,011 32,402  31,648       3.04          27.93
December 31, 1996.......  28,000   184,011  184,011 34,862  34,400       2.95          24.74

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,011 $1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,011  1,638     721     -94.67%          --
December 31, 1984.......   4,000   184,011  184,011  3,167   2,201     -54.87       2,689.63%
December 31, 1985.......   6,000   184,011  184,011  4,747   2,592     -53.17         539.20
December 31, 1986.......   8,000   184,011  184,011  6,353   3,962     -35.96         249.75
December 31, 1987.......  10,000   184,011  184,011  8,026   5,681     -23.80         152.51
December 31, 1988.......  12,000   184,011  184,011  9,865   7,566     -16.31         106.26
December 31, 1989.......  14,000   184,011  184,011 11,967   9,714     -11.07          79.87
December 31, 1990.......  16,000   184,011  184,011 14,093  11,886      -7.85          63.04
December 31, 1991.......  18,000   184,011  184,011 16,078  14,038      -5.82          51.48
December 31, 1992.......  20,000   184,011  184,011 17,766  16,064      -4.60          43.10
December 31, 1993.......  22,000   184,011  184,011 19,344  17,980      -3.84          36.78
December 31, 1994.......  24,000   184,011  184,011 21,145  20,100      -3.08          31.86
December 31, 1995.......  26,000   184,011  184,011 23,336  22,582      -2.25          27.93
December 31, 1996.......  28,000   184,011  184,011 25,469  25,007      -1.67          24.74

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
May 1, 1987............. $ 2,000  $184,011 $184,011 $1,733 $   816       --             --
December 31, 1987.......   2,000   184,011  184,011  1,294     377     -91.77%          --
December 31, 1988.......   4,000   184,011  184,011  2,912   1,957     -48.16       1,344.00%
December 31, 1989.......   6,000   184,011  184,011  5,431   3,287     -32.35         402.45
December 31, 1990.......   8,000   184,011  184,011  6,391   4,011     -29.80         209.30
December 31, 1991.......  10,000   184,011  184,011  9,694   7,360     -11.33         134.57
December 31, 1992.......  12,000   184,011  184,011 11,681   9,394      -7.71          96.47
December 31, 1993.......  14,000   184,011  184,011 14,065  11,823      -4.62          73.82
December 31, 1994.......  16,000   184,011  184,011 15,375  13,180      -4.68          58.98
December 31, 1995.......  18,000   184,011  184,011 22,573  20,618       2.89          48.59
December 31, 1996.......  20,000   184,011  184,011 28,640  27,022       5.73          40.95

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $184,011 $184,011 $ 1,733 $   816        --            --
December 31, 1987.......   2,000   184,011  184,011   1,468     551      -85.46%         --
December 31, 1988.......   4,000   184,011  184,011   2,997   2,042      -45.94      1,344.00%
December 31, 1989.......   6,000   184,011  184,011   5,085   2,942      -37.54        402.45
December 31, 1990.......   8,000   184,011  184,011   6,566   4,186      -28.07        209.30
December 31, 1991.......  10,000   184,011  184,011   9,254   6,921      -13.57        134.57
December 31, 1992.......  12,000   184,011  184,011  11,180   8,893       -9.43         96.47
December 31, 1993.......  14,000   184,011  184,011  13,596  11,354       -5.73         73.82
December 31, 1994.......  16,000   184,011  184,011  14,591  12,396       -6.18         58.98
December 31, 1995.......  18,000   184,011  184,011  20,584  18,629         .73         48.59
December 31, 1996.......  20,000   184,011  184,011  24,741  23,124        2.79         40.95

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $184,011 $184,011 $ 1,733 $   816        --            --
December 31, 1993.......   2,000   184,011  184,011   1,674     757      -76.50%         --
December 31, 1994.......   4,000   184,011  184,011   3,000   2,050      -45.66      1,337.45%
December 31, 1995.......   6,000   184,011  184,011   5,537   3,397      -30.71        401.55
December 31, 1996.......   8,000   184,011  184,011   7,846   5,471      -16.87        209.01

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $184,011 $184,011 $ 1,733 $   816        --            --
December 31, 1993.......   2,000   184,011  184,011   1,665     748      -76.89%         --
December 31, 1994.......   4,000   184,011  184,011   2,968   2,018      -46.50      1,337.45%
December 31, 1995.......   6,000   184,011  184,011   5,677   3,537      -28.75        401.55
December 31, 1996.......   8,000   184,011  184,011   8,101   5,725      -14.92        209.01

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $184,011 $184,011 $ 1,733 $   816        --            --
December 31, 1994.......   2,000   184,011  184,011   1,407     490      -87.90%         --
December 31, 1995.......   4,000   184,011  184,011   3,429   2,475      -35.06      1,350.62%
December 31, 1996.......   6,000   184,011  184,011   5,949   3,806      -25.18        403.37

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $184,011 $184,011 $ 1,733 $   816        --            --
December 31, 1994.......   2,000   184,011  184,011   1,563     646     -100.00%         --
December 31, 1995.......   4,000   184,011  184,011   3,581   2,607      -52.42      4,629.61%
December 31, 1996.......   6,000   184,011  184,011   5,366   3,203      -48.15        655.43

ZENITH BALANCED SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $184,011 $184,011 $1,733  $  816        --            --
December 31, 1994.......   2,000   184,011  184,011  1,654     737     -100.00%         --
December 31, 1995.......   4,000   184,011  184,011  3,431   2,457      -57.99      4,629.61%
December 31, 1996.......   6,000   184,011  184,011  5,324   3,161      -49.05        655.43

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $184,011 $184,011 $1,733  $  816        --            --
December 31, 1994.......   2,000   184,011  184,011  1,603     685     -100.00%         --
December 31, 1995.......   4,000   184,011  184,011  3,580   2,607      -52.43      4,629.61%
December 31, 1996.......   6,000   184,011  184,011  5,828   3,665      -38.70        655.43

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........ $ 2,000  $184,011 $184,011 $1,733  $  816        --            --
December 31, 1994.......   2,000   184,011  184,011  1,696     779     -100.00%         --
December 31, 1995.......   4,000   184,011  184,011  3,217   2,243      -65.80      4,629.61%
December 31, 1996.......   6,000   184,011  184,011  4,742   2,579      -62.36        655.43

EQUITY-INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 9, 1986......... $ 2,000  $184,011 $184,011 $1,733  $  816        --            --
December 31, 1986.......   2,000   184,011  184,011  1,663     746      -98.69%         --
December 31, 1987.......   4,000   184,011  184,011  2,706   1,733      -77.89      3,799.62%
December 31, 1988.......   6,000   184,011  184,011  4,556   2,393      -63.26        612.38
December 31, 1989.......   8,000   184,011  184,011  6,609   4,211      -35.58        268.67
December 31, 1990.......  10,000   184,011  184,011  6,931   4,578      -35.02        160.39
December 31, 1991.......  12,000   184,011  184,011 10,382   8,076      -14.66        110.41
December 31, 1992.......  14,000   184,011  184,011 13,434  11,174       -7.06         82.38
December 31, 1993.......  16,000   184,011  184,011 16,985  14,770       -2.16         64.70
December 31, 1994.......  18,000   184,011  184,011 19,218  17,123       -1.19         52.65
December 31, 1995.......  20,000   184,011  184,011 27,191  25,433        5.00         43.96
December 31, 1996.......  22,000   184,011  184,011 31,983  30,563        6.13         37.43

OVERSEAS SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
January 28, 1987........ $ 2,000  $184,011 $184,011 $1,733  $  816        --            --
December 31, 1987.......   2,000   184,011  184,011  1,258     341      -85.28%         --
December 31, 1988.......   4,000   184,011  184,011  2,878   1,939      -41.34        898.91%
December 31, 1989.......   6,000   184,011  184,011  5,135   3,006      -31.93        330.95
December 31, 1990.......   8,000   184,011  184,011  6,327   3,963      -27.03        184.67
December 31, 1991.......  10,000   184,011  184,011  8,174   5,856      -17.81        122.82
December 31, 1992.......  12,000   184,011  184,011  8,317   6,045      -19.81         89.78
December 31, 1993.......  14,000   184,011  184,011 13,058  10,832       -6.55         69.57
December 31, 1994.......  16,000   184,011  184,011 14,296  12,115       -6.33         56.07
December 31, 1995.......  18,000   184,011  184,011 17,158  15,315       -3.30         46.49
December 31, 1996.......  20,000   184,011  184,011 20,513  19,009        -.94         39.38

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $184,011 $184,011 $ 1,733 $   816       --             --
December 31, 1985.......   2,000   184,011  184,011   1,726     809     -95.95%          --
December 31, 1986.......   4,000   184,011  184,011   3,403   2,433     -51.12       3,223.26%
December 31, 1987.......   6,000   184,011  184,011   4,716   2,557     -56.75         577.18
December 31, 1988.......   8,000   184,011  184,011   6,537   4,142     -35.18         259.77
December 31, 1989.......  10,000   184,011  184,011   7,442   5,093     -29.33         156.72
December 31, 1990.......  12,000   184,011  184,011   8,467   6,164     -24.38         108.49
December 31, 1991.......  14,000   184,011  184,011  12,621  10,364      -9.28          81.22
December 31, 1992.......  16,000   184,011  184,011  16,644  14,433      -2.74          63.94
December 31, 1993.......  18,000   184,011  184,011  21,158  19,091       1.37          52.11
December 31, 1994.......  20,000   184,011  184,011  21,892  20,162       0.17          43.56
December 31, 1995.......  22,000   184,011  184,011  27,469  26,077       3.18          37.13
December 31, 1996.......  24,000   184,011  184,011  32,239  31,169       4.42          32.14

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $184,011 $184,011 $ 1,733 $   816       --             --
December 31, 1989.......   2,000   184,011  184,011   1,642     725     -95.90%          --
December 31, 1990.......   4,000   184,011  184,011   3,143   2,174     -57.43       2,916.23%
December 31, 1991.......   6,000   184,011  184,011   5,177   3,018     -45.88         556.07
December 31, 1992.......   8,000   184,011  184,011   7,084   4,689     -28.18         254.26
December 31, 1993.......  10,000   184,011  184,011   9,886   7,537     -12.12         154.41
December 31, 1994.......  12,000   184,011  184,011  10,393   8,090     -14.08         107.27
December 31, 1995.......  14,000   184,011  184,011  13,416  11,159      -6.89          80.48
December 31, 1996.......  16,000   184,011  184,011  16,572  14,361      -2.85          63.45

                      MALE NONSMOKER STANDARD RISK, AGE 45
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,328   1,728     980     -87.13%          --
December 31, 1984.......   4,000   116,328  116,328   2,982   2,178     -55.58       1,864.00%
December 31, 1985.......   6,000   116,328  116,328   6,502   4,493     -20.34         416.56
December 31, 1986.......   8,000   116,328  116,328  13,793  11,530      20.46         199.19
December 31, 1987.......  10,000   116,328  116,328  21,844  19,610      29.53         122.97
December 31, 1988.......  12,000   116,328  116,328  21,061  18,857      15.91          85.89
December 31, 1989.......  14,000   116,328  116,328  28,575  26,399      18.77          64.45
December 31, 1990.......  16,000   116,328  116,328  28,412  26,265      12.66          50.66
December 31, 1991.......  18,000   116,328  116,328  44,813  42,817      19.25          41.14
December 31, 1992.......  20,000   116,328  116,328  43,183  41,508      14.49          34.21
December 31, 1993.......  22,000   116,328  123,459  50,573  49,219      14.35          29.98
December 31, 1994.......  24,000   116,328  116,328  47,402  46,356      10.75          24.89
December 31, 1995.......  26,000   116,328  151,061  66,755  66,001      13.75          25.22
December 31, 1996.......  28,000   116,328  183,699  81,068  80,606      14.31          24.71

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,328   1,625     877     -90.64%          --
December 31, 1984.......   4,000   116,328  116,328   3,225   2,421     -48.02       1,864.00%
December 31, 1985.......   6,000   116,328  116,328   5,141   3,131     -42.74         416.56
December 31, 1986.......   8,000   116,328  116,328   7,134   4,872     -25.78         199.19
December 31, 1987.......  10,000   116,328  116,328   8,486   6,252     -19.79         122.97
December 31, 1988.......  12,000   116,328  116,328  10,353   8,148     -13.66          85.89
December 31, 1989.......  14,000   116,328  116,328  12,739  10,563      -8.50          64.45
December 31, 1990.......  16,000   116,328  116,328  14,865  12,719      -6.04          50.66
December 31, 1991.......  18,000   116,328  116,328  18,599  16,603      -1.87          41.14
December 31, 1992.......  20,000   116,328  116,328  21,036  19,361      -0.67          34.21
December 31, 1993.......  22,000   116,328  116,328  24,545  23,191       0.98          28.97
December 31, 1994.......  24,000   116,328  116,328  24,471  23,426      -0.41          24.89
December 31, 1995.......  26,000   116,328  116,328  30,499  29,746       2.09          21.63
December 31, 1996.......  28,000   116,328  116,328  32,640  32,178       2.00          18.98

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,328   1,628     880     -90.54%          --
December 31, 1984.......   4,000   116,328  116,328   3,125   2,321     -51.13       1,864.00%
December 31, 1985.......   6,000   116,328  116,328   4,659   2,649     -52.02         416.56
December 31, 1986.......   8,000   116,328  116,328   6,206   3,943     -36.19         199.19
December 31, 1987.......  10,000   116,328  116,328   7,807   5,573     -24.60         122.97
December 31, 1988.......  12,000   116,328  116,328   9,557   7,352     -17.33          85.89
December 31, 1989.......  14,000   116,328  116,328  11,549   9,373     -12.18          64.45
December 31, 1990.......  16,000   116,328  116,328  13,546  11,399      -8.98          50.66
December 31, 1991.......  18,000   116,328  116,328  15,382  13,387      -6.95          41.14
December 31, 1992.......  20,000   116,328  116,328  16,902  15,227      -5.75          34.21
December 31, 1993.......  22,000   116,328  116,328  18,279  16,924      -5.02          28.97
December 31, 1994.......  24,000   116,328  116,328  19,825  18,780      -4.30          24.89
December 31, 1995.......  26,000   116,328  116,328  21,693  20,939      -3.49          21.63
December 31, 1996.......  28,000   116,328  116,328  23,463  23,001      -2.93          18.98

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1987.......   2,000   116,328  116,328   1,280     532     -86.20%          --
December 31, 1988.......   4,000   116,328  116,328   2,861   2,064     -45.37         983.04%
December 31, 1989.......   6,000   116,328  116,328   5,313   3,311     -32.01         315.71
December 31, 1990.......   8,000   116,328  116,328   6,228   3,972     -30.19         167.95
December 31, 1991.......  10,000   116,328  116,328   9,412   7,185     -12.21         108.80
December 31, 1992.......  12,000   116,328  116,328  11,306   9,109      -8.68          78.06
December 31, 1993.......  14,000   116,328  116,328  13,574  11,406      -5.61          59.58
December 31, 1994.......  16,000   116,328  116,328  14,787  12,648      -5.69          47.39
December 31, 1995.......  18,000   116,328  116,328  21,638  19,722       1.95          38.81
December 31, 1996.......  20,000   116,328  116,328  27,372  25,777       4.85          32.48

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1987.......   2,000   116,328  116,328   1,453     705      -78.98%         --
December 31, 1988.......   4,000   116,328  116,328   2,946   2,149      -43.18        983.04%
December 31, 1989.......   6,000   116,328  116,328   4,976   2,973      -37.05        315.71
December 31, 1990.......   8,000   116,328  116,328   6,399   4,143      -28.49        167.95
December 31, 1991.......  10,000   116,328  116,328   8,985   6,758      -14.43        108.80
December 31, 1992.......  12,000   116,328  116,328  10,819   8,622      -10.40         78.06
December 31, 1993.......  14,000   116,328  116,328  13,117  10,948       -6.73         59.58
December 31, 1994.......  16,000   116,328  116,328  14,024  11,885       -7.21         47.39
December 31, 1995.......  18,000   116,328  116,328  19,709  17,793        -.25         38.81
December 31, 1996.......  20,000   116,328  116,328  23,599  22,005        1.84         32.48

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1993.......   2,000   116,328  116,328   1,655     907      -69.21%         --
December 31, 1994.......   4,000   116,328  116,328   2,947   2,153      -43.00        978.60%
December 31, 1995.......   6,000   116,328  116,328   5,419   3,419      -30.41        315.03
December 31, 1996.......   8,000   116,328  116,328   7,653   5,400      -17.43        167.72

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1993.......   2,000   116,328  116,328   1,647     899      -69.63%         --
December 31, 1994.......   4,000   116,328  116,328   2,915   2,121      -43.82        978.60%
December 31, 1995.......   6,000   116,328  116,328   5,554   3,554      -28.51        315.03
December 31, 1996.......   8,000   116,328  116,328   7,900   5,646      -15.52        167.72

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1994.......   2,000   116,328  116,328   1,392     644      -81.77%         --
December 31, 1995.......   4,000   116,328  116,328   3,371   2,575      -32.60        987.52%
December 31, 1996.......   6,000   116,328  116,328   5,825   3,822      -24.96        316.39

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1994.......   2,000   116,328  116,328   1,558     810     -100.00%         --
December 31, 1995.......   4,000   116,328  116,328   3,542   2,733      -47.71      3,065.15%
December 31, 1996.......   6,000   116,328  116,328   5,281   3,266      -46.82        500.79

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1994.......   2,000   116,328  116,328   1,649     901     -100.00%         --
December 31, 1995.......   4,000   116,328  116,328   3,394   2,585      -53.25      3,065.15%
December 31, 1996.......   6,000   116,328  116,328   5,238   3,223      -47.43        500.79

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1994.......   2,000   116,328  116,328   1,597     849     -100.00%         --
December 31, 1995.......   4,000   116,328  116,328   3,542   2,733      -47.71      3,065.15%
December 31, 1996.......   6,000   116,328  116,328   5,736   3,721      -37.61        500.79

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1994.......   2,000   116,328  116,328   1,690     942      -98.90%         --
December 31, 1995.......   4,000   116,328  116,328   3,182   2,373      -61.07      3,065.15%
December 31, 1996.......   6,000   116,328  116,328   4,663   2,649      -60.68        500.79

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1986.......   2,000   116,328  116,328   1,657     909      -96.88%         --
December 31, 1987.......   4,000   116,328  116,328   2,677   1,868      -73.59      2,558.62%
December 31, 1988.......   6,000   116,328  116,328   4,477   2,462      -61.64        469.74
December 31, 1989.......   8,000   116,328  116,328   6,464   4,197      -35.75        213.70
December 31, 1990.......  10,000   116,328  116,328   6,753   4,514      -35.66        129.18
December 31, 1991.......  12,000   116,328  116,328  10,071   7,861      -15.67         89.21
December 31, 1992.......  14,000   116,328  116,328  12,987  10,807       -8.12         66.47
December 31, 1993.......  16,000   116,328  116,328  16,370  14,218       -3.19         52.00
December 31, 1994.......  18,000   116,328  116,328  18,461  16,412       -2.20         42.08
December 31, 1995.......  20,000   116,328  116,328  26,033  24,304        4.07         34.91
December 31, 1996.......  22,000   116,328  116,328  30,531  29,124        5.25         29.50

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $116,328 $116,328 $ 1,731 $   983        --            --
December 31, 1987.......   2,000   116,328  116,328   1,236     488      -78.30%         --
December 31, 1988.......   4,000   116,328  116,328   2,813   2,026      -39.32        676.54%
December 31, 1989.......   6,000   116,328  116,328   5,000   3,007      -31.92        262.07
December 31, 1990.......   8,000   116,328  116,328   6,140   3,894      -27.65        148.78
December 31, 1991.......  10,000   116,328  116,328   7,903   5,687      -18.76         99.48
December 31, 1992.......  12,000   116,328  116,328   8,004   5,817      -20.91         72.70
December 31, 1993.......  14,000   116,328  116,328  12,532  10,373       -7.66         56.16
December 31, 1994.......  16,000   116,328  116,328  13,669  11,539       -7.45         45.04
December 31, 1995.......  18,000   116,328  116,328  16,328  14,519       -4.40         37.11
December 31, 1996.......  20,000   116,328  116,328  19,418  17,930       -2.03         31.21

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1985.......   2,000   116,328  116,328   1,718     970     -92.30%          --
December 31, 1986.......   4,000   116,328  116,328   3,363   2,557     -47.05       2,200.75%
December 31, 1987.......   6,000   116,328  116,328   4,635   2,623     -55.32         444.22
December 31, 1988.......   8,000   116,328  116,328   6,395   4,130     -35.33         206.88
December 31, 1989.......  10,000   116,328  116,328   7,249   5,013     -30.02         126.29
December 31, 1990.......  12,000   116,328  116,328   8,205   5,998     -25.41          87.67
December 31, 1991.......  14,000   116,328  116,328  12,179  10,001     -10.40          65.54
December 31, 1992.......  16,000   116,328  116,328  16,010  13,861      -3.82          51.39
December 31, 1993.......  18,000   116,328  116,328  20,292  18,270       0.35          41.65
December 31, 1994.......  20,000   116,328  116,328  20,920  19,218      -0.84          34.59
December 31, 1995.......  22,000   116,328  116,328  26,140  24,759       2.22          29.26
December 31, 1996.......  24,000   116,328  116,328  30,559  29,489       3.50          25.11

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $116,328 $116,328 $ 1,731 $   983       --             --
December 31, 1989.......   2,000   116,328  116,328   1,634     886     -92.28%          --
December 31, 1990.......   4,000   116,328  116,328   3,105   2,299     -53.45       2,007.69%
December 31, 1991.......   6,000   116,328  116,328   5,086   3,074     -44.81         428.86
December 31, 1992.......   8,000   116,328  116,328   6,930   4,665     -28.44         202.65
December 31, 1993.......  10,000   116,328  116,328   9,636   7,400     -12.90         124.47
December 31, 1994.......  12,000   116,328  116,328  10,096   7,889     -14.99          86.70
December 31, 1995.......  14,000   116,328  116,328  12,983  10,805      -7.88          64.95
December 31, 1996.......  16,000   116,328  116,328  15,986  13,837      -3.83          50.99

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $184,011 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $116,328 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 45. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                      MALE NONSMOKER STANDARD RISK, AGE 35
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,174   1,738     820     -92.28%          --
December 31, 1984.......   4,000   184,011  184,129   3,023   2,057     -59.33       2,691.00%
December 31, 1985.......   6,000   184,011  186,124   6,621   4,466     -20.73         542.57
December 31, 1986.......   8,000   184,011  192,527  14,059  11,668      21.15         255.10
December 31, 1987.......  10,000   184,011  198,706  22,245  19,900      30.20         157.74
December 31, 1988.......  12,000   184,011  196,589  21,440  19,141      16.44         109.31
December 31, 1989.......  14,000   184,011  201,932  29,069  26,815      19.23          83.09
December 31, 1990.......  16,000   184,011  200,878  28,883  26,675      13.05          65.46
December 31, 1991.......  18,000   184,011  214,853  45,502  43,462      19.57          55.04
December 31, 1992.......  20,000   184,011  211,947  43,801  42,099      14.76          45.87
December 31, 1993.......  22,000   184,011  218,443  51,254  49,890      14.58          39.72
December 31, 1994.......  24,000   184,011  213,867  48,013  46,968      10.95          34.15
December 31, 1995.......  26,000   184,011  230,623  67,694  66,941      13.95          31.03
December 31, 1996.......  28,000   184,011  261,736  82,436  81,974      14.53          29.14

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,071   1,635     718     -94.74%          --
December 31, 1984.......   4,000   184,011  184,351   3,267   2,301     -51.74       2,693.56%
December 31, 1985.......   6,000   184,011  184,914   5,235   3,080     -43.68         540.64
December 31, 1986.......   8,000   184,011  185,577   7,292   4,901     -25.48         250.75
December 31, 1987.......  10,000   184,011  185,439   8,704   6,359     -19.08         153.03
December 31, 1988.......  12,000   184,011  185,923  10,655   8,356     -12.77         106.73
December 31, 1989.......  14,000   184,011  186,796  13,152  10,899      -7.55          80.39
December 31, 1990.......  16,000   184,011  187,424  15,398  13,191      -5.07          63.55
December 31, 1991.......  18,000   184,011  189,581  19,330  17,290      -0.93          52.16
December 31, 1992.......  20,000   184,011  190,662  21,942  20,240       0.25          43.79
December 31, 1993.......  22,000   184,011  192,762  25,694  24,330       1.87          37.57
December 31, 1994.......  24,000   184,011  191,088  25,736  24,691       0.48          32.43
December 31, 1995.......  26,000   184,011  195,399  32,224  31,470       2.96          28.76
December 31, 1996.......  28,000   184,011  196,191  34,635  34,173       2.86          25.54

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1983.......   2,000   184,011  184,063   1,638     721     -94.67%          --
December 31, 1984.......   4,000   184,011  184,244   3,166   2,200     -54.88       2,692.32%
December 31, 1985.......   6,000   184,011  184,431   4,746   2,591     -53.19         539.87
December 31, 1986.......   8,000   184,011  184,600   6,351   3,960     -35.99         250.13
December 31, 1987.......  10,000   184,011  184,791   8,022   5,677     -23.83         152.80
December 31, 1988.......  12,000   184,011  185,093   9,859   7,560     -16.34         106.53
December 31, 1989.......  14,000   184,011  185,622  11,958   9,704     -11.10          80.17
December 31, 1990.......  16,000   184,011  186,135  14,077  11,870      -7.89          63.36
December 31, 1991.......  18,000   184,011  186,463  16,055  14,015      -5.86          51.78
December 31, 1992.......  20,000   184,011  186,453  17,735  16,033      -4.64          43.36
December 31, 1993.......  22,000   184,011  186,283  19,306  17,942      -3.88          36.99
December 31, 1994.......  24,000   184,011  186,283  21,098  20,053      -3.13          32.04
December 31, 1995.......  26,000   184,011  186,642  23,278  22,524      -2.29          28.13
December 31, 1996.......  28,000   184,011  186,910  25,399  24,937      -1.71          24.93

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1987.......   2,000   184,011  184,011   1,294     377     -91.77%          --
December 31, 1988.......   4,000   184,011  184,058   2,912   1,957     -48.17       1,344.23%
December 31, 1989.......   6,000   184,011  185,062   5,429   3,286     -32.37         403.63
December 31, 1990.......   8,000   184,011  184,601   6,388   4,008     -29.83         209.61
December 31, 1991.......  10,000   184,011  185,696   9,686   7,353     -11.37         135.11
December 31, 1992.......  12,000   184,011  186,822  11,667   9,380      -7.76          97.10
December 31, 1993.......  14,000   184,011  187,614  14,041  11,800      -4.67          74.43
December 31, 1994.......  16,000   184,011  187,096  15,343  13,147      -4.74          59.41
December 31, 1995.......  18,000   184,011  192,911  22,509  20,554       2.83          49.61
December 31, 1996.......  20,000   184,011  197,824  28,529  26,912       5.66          42.30

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1987.......   2,000   184,011  184,011   1,468     551     -85.46%          --
December 31, 1988.......   4,000   184,011  184,164   2,997   2,042     -45.94       1,344.75%
December 31, 1989.......   6,000   184,011  184,804   5,084   2,941     -37.56         403.34
December 31, 1990.......   8,000   184,011  184,788   6,563   4,183     -28.10         209.71
December 31, 1991.......  10,000   184,011  185,525   9,248   6,914     -13.61         135.06
December 31, 1992.......  12,000   184,011  186,274  11,169   8,881      -9.47          96.98
December 31, 1993.......  14,000   184,011  187,251  13,576  11,334      -5.78          74.37
December 31, 1994.......  16,000   184,011  186,414  14,565  12,369      -6.23          59.31
December 31, 1995.......  18,000   184,011  190,926  20,535  18,580        .68          49.39
December 31, 1996.......  20,000   184,011  193,827  24,661  23,044       2.72          41.92

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1993.......   2,000   184,011  184,248  1,674    757       -76.50%         --
December 31, 1994.......   4,000   184,011  184,245  3,000  2,049       -45.68      1,338.59%
December 31, 1995.......   6,000   184,011  185,340  5,534  3,395       -30.75        403.02
December 31, 1996.......   8,000   184,011  186,255  7,840  5,464       -16.93        210.17

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1993.......   2,000   184,011  184,243  1,665    748       -76.90%         --
December 31, 1994.......   4,000   184,011  184,189  2,968  2,017       -46.51      1,338.31%
December 31, 1995.......   6,000   184,011  185,480  5,674  3,535       -28.78        403.18
December 31, 1996.......   8,000   184,011  186,558  8,094  5,719       -14.97        210.32

ZENITH SMALL CAP SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
May 2, 1994.............  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1994.......   2,000   184,011  184,011  1,407    490       -87.90%         --
December 31, 1995.......   4,000   184,011  184,505  3,429  2,474       -35.07      1,353.05%
December 31, 1996.......   6,000   184,011  185,557  5,947  3,803       -25.21        405.09

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1994.......   2,000   184,011  184,011  1,563    646      -100.00%         --
December 31, 1995.......   4,000   184,011  184,597  3,580  2,606       -52.45      4,642.74%
December 31, 1996.......   6,000   184,011  184,996  5,363  3,201       -48.20        657.43

ZENITH BALANCED SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1994.......   2,000   184,011  184,011  1,654    737      -100.00%         --
December 31, 1995.......   4,000   184,011  184,447  3,430  2,456       -58.01      4,639.36%
December 31, 1996.......   6,000   184,011  184,955  5,322  3,159       -49.09        657.34

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $184,011 $184,017 $1,733  $ 816         --            --
December 31, 1994.......   2,000   184,011  184,011  1,603    685      -100.00%         --
December 31, 1995.......   4,000   184,011  184,597  3,580  2,606       -52.45      4,642.74%
December 31, 1996.......   6,000   184,011  185,458  5,825  3,663       -38.75        658.36

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $184,011 $184,017 $ 1,733 $   816        --            --
December 31, 1994.......   2,000   184,011  184,051   1,696     779     -100.00%         --
December 31, 1995.......   4,000   184,011  184,234   3,217   2,243      -65.80      4,634.62%
December 31, 1996.......   6,000   184,011  184,374   4,741   2,578      -62.38        656.17

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $184,011 $184,017 $ 1,733 $   816        --            --
December 31, 1986.......   2,000   184,011  184,073   1,663     746      -98.69%         --
December 31, 1987.......   4,000   184,011  184,011   2,706   1,732      -77.90      3,799.62%
December 31, 1988.......   6,000   184,011  184,223   4,555   2,392      -63.28        612.77
December 31, 1989.......   8,000   184,011  184,701   6,607   4,208      -35.60        269.15
December 31, 1990.......  10,000   184,011  184,011   6,929   4,576      -35.04        160.39
December 31, 1991.......  12,000   184,011  184,817  10,378   8,071      -14.68        110.62
December 31, 1992.......  14,000   184,011  186,802  13,424  11,163       -7.09         82.91
December 31, 1993.......  16,000   184,011  188,787  16,961  14,746       -2.20         65.42
December 31, 1994.......  18,000   184,011  189,179  19,178  17,082       -1.24         53.29
December 31, 1995.......  20,000   184,011  196,035  27,110  25,352        4.93         45.22
December 31, 1996.......  22,000   184,011  199,163  31,850  30,430        6.05         38.81

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $184,011 $184,017 $ 1,733 $   816        --            --
December 31, 1987.......   2,000   184,011  184,011   1,258     341      -85.29%         --
December 31, 1988.......   4,000   184,011  184,125   2,878   1,939      -41.35        899.25%
December 31, 1989.......   6,000   184,011  185,044   5,133   3,005      -31.95        331.86
December 31, 1990.......   8,000   184,011  184,755   6,324   3,960      -27.06        185.01
December 31, 1991.......  10,000   184,011  185,044   8,169   5,851      -17.84        123.12
December 31, 1992.......  12,000   184,011  184,011   8,311   6,039      -19.84         89.78
December 31, 1993.......  14,000   184,011  186,837  13,046  10,819       -6.58         70.02
December 31, 1994.......  16,000   184,011  186,514  14,275  12,095       -6.37         56.40
December 31, 1995.......  18,000   184,011  187,457  17,127  15,284       -3.34         46.88
December 31, 1996.......  20,000   184,011  189,093  20,466  18,961        -.99         39.87

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $184,011 $184,017 $ 1,733 $   816        --            --
December 31, 1985.......   2,000   184,011  184,092   1,726     809      -95.95%         --
December 31, 1986.......   4,000   184,011  184,415   3,402   2,432      -51.14      3,229.10%
December 31, 1987.......   6,000   184,011  184,288   4,714   2,555      -56.78        577.66
December 31, 1988.......   8,000   184,011  184,720   6,534   4,139      -35.22        260.24
December 31, 1989.......  10,000   184,011  184,158   7,438   5,089      -29.36        156.78
December 31, 1990.......  12,000   184,011  184,011   8,463   6,160      -24.40        108.49
December 31, 1991.......  14,000   184,011  186,164  12,613  10,356       -9.30         81.63
December 31, 1992.......  16,000   184,011  188,579  16,623  14,412       -2.78         64.62
December 31, 1993.......  18,000   184,011  191,424  21,116  19,048        1.32         53.02
December 31, 1994.......  20,000   184,011  190,372  21,831  20,101        0.11         44.24
December 31, 1995.......  22,000   184,011  194,790  27,368  25,976        3.10         38.12
December 31, 1996.......  24,000   184,011  197,068  32,085  31,016        4.34         33.19

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $184,011 $184,017 $ 1,733 $   816       --             --
December 31, 1989.......   2,000   184,011  184,025   1,642     725     -95.90%          --
December 31, 1990.......   4,000   184,011  184,158   3,143   2,174     -57.43       2,918.11%
December 31, 1991.......   6,000   184,011  184,637   5,176   3,017     -45.90         557.11
December 31, 1992.......   8,000   184,011  185,259   7,080   4,686     -28.22         255.07
December 31, 1993.......  10,000   184,011  186,409   9,878   7,529     -12.16         155.30
December 31, 1994.......  12,000   184,011  185,882  10,381   8,078     -14.13         107.74
December 31, 1995.......  14,000   184,011  187,135  13,396  11,139      -6.95          81.07
December 31, 1996.......  16,000   184,011  188,744  16,540  14,329      -2.91          64.15

                      MALE NONSMOKER STANDARD RISK, AGE 45
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,481   1,728     980     -87.14%          --
December 31, 1984.......   4,000   116,328  116,409   2,982   2,178     -55.59       1,865.07%
December 31, 1985.......   6,000   116,328  118,345   6,498   4,488     -20.41         420.75
December 31, 1986.......   8,000   116,328  124,589  13,755  11,492      20.27         206.34
December 31, 1987.......  10,000   116,328  130,601  21,721  19,488      29.24         130.17
December 31, 1988.......  12,000   116,328  128,510  20,892  18,687      15.59          90.20
December 31, 1989.......  14,000   116,328  133,681  28,261  26,086      18.41          69.04
December 31, 1990.......  16,000   116,328  132,634  28,017  25,870      12.28          54.16
December 31, 1991.......  18,000   116,328  146,144  44,031  42,036      18.85          46.25
December 31, 1992.......  20,000   116,328  143,298  42,269  40,594      14.06          38.23
December 31, 1993.......  22,000   116,328  149,517  49,306  47,952      13.90          33.23
December 31, 1994.......  24,000   116,328  145,075  46,016  44,971      10.27          28.24
December 31, 1995.......  26,000   116,328  161,052  64,629  63,875      13.29          26.10
December 31, 1996.......  28,000   116,328  177,739  78,437  77,975      13.89          24.30

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,378   1,625     877     -90.64%          --
December 31, 1984.......   4,000   116,328  116,630   3,224   2,420     -48.03       1,867.93%
December 31, 1985.......   6,000   116,328  117,158   5,138   3,128     -42.79         418.29
December 31, 1986.......   8,000   116,328  117,781   7,126   4,864     -25.86         200.47
December 31, 1987.......  10,000   116,328  117,620   8,472   6,238     -19.88         123.65
December 31, 1988.......  12,000   116,328  118,063  10,330   8,125     -13.76          86.53
December 31, 1989.......  14,000   116,328  118,880  12,701  10,526      -8.61          65.16
December 31, 1990.......  16,000   116,328  119,457  14,810  12,663      -6.16          51.37
December 31, 1991.......  18,000   116,328  121,492  18,507  16,511      -2.00          42.11
December 31, 1992.......  20,000   116,328  122,481  20,898  19,223      -0.82          35.20
December 31, 1993.......  22,000   116,328  124,426  24,333  22,978       0.81          30.11
December 31, 1994.......  24,000   116,328  122,787  24,212  23,167      -0.61          25.71
December 31, 1995.......  26,000   116,328  126,765  30,101  29,348       1.89          22.81
December 31, 1996.......  28,000   116,328  127,432  32,121  31,659       1.77          20.13

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1983.......   2,000   116,328  116,370   1,628     880     -90.54%          --
December 31, 1984.......   4,000   116,328  116,524   3,124   2,320     -51.14       1,866.56%
December 31, 1985.......   6,000   116,328  116,683   4,657   2,647     -52.05         417.30
December 31, 1986.......   8,000   116,328  116,822   6,202   3,940     -36.23         199.62
December 31, 1987.......  10,000   116,328  116,982   7,801   5,567     -24.65         123.32
December 31, 1988.......  12,000   116,328  117,247   9,546   7,342     -17.39          86.23
December 31, 1989.......  14,000   116,328  117,729  11,531   9,355     -12.24          64.85
December 31, 1990.......  16,000   116,328  118,194  13,517  11,371      -9.05          51.09
December 31, 1991.......  18,000   116,328  118,475  15,339  13,343      -7.03          41.55
December 31, 1992.......  20,000   116,328  118,422  16,842  15,167      -5.83          34.55
December 31, 1993.......  22,000   116,328  118,211  18,203  16,849      -5.11          29.24
December 31, 1994.......  24,000   116,328  118,150  19,732  18,686      -4.38          25.13
December 31, 1995.......  26,000   116,328  118,416  21,576  20,823      -3.58          21.88
December 31, 1996.......  28,000   116,328  118,589  23,319  22,857      -3.03          19.22

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1987.......   2,000   116,328  116,328   1,280     532     -86.21%          --
December 31, 1988.......   4,000   116,328  116,333   2,861   2,064     -45.38         983.07%
December 31, 1989.......   6,000   116,328  117,294   5,311   3,308     -32.04         317.15
December 31, 1990.......   8,000   116,328  116,818   6,222   3,967     -30.25         168.30
December 31, 1991.......  10,000   116,328  117,856   9,398   7,171     -12.28         109.50
December 31, 1992.......  12,000   116,328  118,921  11,280   9,082      -8.77          78.92
December 31, 1993.......  14,000   116,328  119,659  13,528  11,359      -5.72          60.44
December 31, 1994.......  16,000   116,328  119,134  14,723  12,583      -5.81          47.98
December 31, 1995.......  18,000   116,328  124,670  21,509  19,593       1.81          40.27
December 31, 1996.......  20,000   116,328  129,308  27,140  25,546       4.67          34.42

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1987.......   2,000   116,328  116,328   1,453     705     -78.98%          --
December 31, 1988.......   4,000   116,328  116,439   2,946   2,149     -43.19         983.69%
December 31, 1989.......   6,000   116,328  117,042   4,974   2,971     -37.08         316.77
December 31, 1990.......   8,000   116,328  117,001   6,394   4,138     -28.54         168.44
December 31, 1991.......  10,000   116,328  117,692   8,973   6,747     -14.50         109.43
December 31, 1992.......  12,000   116,328  118,392  10,798   8,601     -10.48          78.75
December 31, 1993.......  14,000   116,328  119,308  13,078  10,910      -6.83          60.35
December 31, 1994.......  16,000   116,328  118,476  13,972  11,833      -7.32          47.84
December 31, 1995.......  18,000   116,328  122,761  19,610  17,694       -.37          39.94
December 31, 1996.......  20,000   116,328  125,479  23,434  21,839       1.69          33.87

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1993.......   2,000   116,328  116,545  1,655    907       -69.22%         --
December 31, 1994.......   4,000   116,328  116,518  2,946  2,152       -43.02        979.70%
December 31, 1995.......   6,000   116,328  117,569  5,414  3,414       -30.47        316.88
December 31, 1996.......   8,000   116,328  118,437  7,640  5,387       -17.53        169.24

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1993.......   2,000   116,328  116,541  1,646    898       -69.65%         --
December 31, 1994.......   4,000   116,328  116,463  2,915  2,120       -43.84        979.39%
December 31, 1995.......   6,000   116,328  117,705  5,550  3,550       -28.57        317.08
December 31, 1996.......   8,000   116,328  118,730  7,887  5,634       -15.61        169.46

ZENITH SMALL CAP SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
May 2, 1994.............  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1994.......   2,000   116,328  116,328  1,392    644       -81.77%         --
December 31, 1995.......   4,000   116,328  116,774  3,371  2,574       -32.61        990.16%
December 31, 1996.......   6,000   116,328  117,780  5,820  3,817       -25.02        318.55

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1994.......   2,000   116,328  116,328  1,558    810      -100.00%         --
December 31, 1995.......   4,000   116,328  116,877  3,540  2,732       -47.76      3,078.30%
December 31, 1996.......   6,000   116,328  117,246  5,276  3,262       -46.91        503.18

ZENITH BALANCED SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1994.......   2,000   116,328  116,328  1,649    901      -100.00%         --
December 31, 1995.......   4,000   116,328  116,730  3,393  2,584       -53.27      3,074.77%
December 31, 1996.......   6,000   116,328  117,204  5,235  3,220       -47.79        503.07

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $2,000  $116,328 $116,331 $1,731  $ 983         --            --
December 31, 1994.......   2,000   116,328  116,328  1,597    849      -100.00%         --
December 31, 1995.......   4,000   116,328  116,878  3,541  2,732       -47.74      3,078.30%
December 31, 1996.......   6,000   116,328  117,700  5,731  3,716       -37.70        504.36

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1994.......   2,000   116,328  116,361   1,690     942     -98.90%          --
December 31, 1995.......   4,000   116,328  116,519   3,182   2,373     -61.08       3,069.72%
December 31, 1996.......   6,000   116,328  116,632   4,662   2,648     -60.70         501.58

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1986.......   2,000   116,328  116,384   1,657     909     -96.88%          --
December 31, 1987.......   4,000   116,328  116,328   2,676   1,867     -73.61       2,558.62%
December 31, 1988.......   6,000   116,328  116,479   4,476   2,461     -61.66         470.10
December 31, 1989.......   8,000   116,328  116,921   6,460   4,193     -35.80         214.27
December 31, 1990.......  10,000   116,328  116,328   6,749   4,510     -35.70         129.18
December 31, 1991.......  12,000   116,328  116,982  10,062   7,853     -15.71          89.46
December 31, 1992.......  14,000   116,328  118,877  12,968  10,787      -8.17          67.21
December 31, 1993.......  16,000   116,328  120,760  16,323  14,172      -3.28          53.02
December 31, 1994.......  18,000   116,328  121,106  18,381  16,332      -2.32          43.00
December 31, 1995.......  20,000   116,328  127,616  25,864  24,136       3.92          36.72
December 31, 1996.......  22,000   116,328  130,541  30,247  28,839       5.07          31.49

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1987.......   2,000   116,328  116,328   1,236     488     -78.31%          --
December 31, 1988.......   4,000   116,328  116,392   2,813   2,026     -39.33         676.78%
December 31, 1989.......   6,000   116,328  117,264   4,998   3,005     -31.95         263.19
December 31, 1990.......   8,000   116,328  116,958   6,134   3,889     -27.71         149.18
December 31, 1991.......  10,000   116,328  117,212   7,894   5,677     -18.81          99.85
December 31, 1992.......  12,000   116,328  116,328   7,993   5,806     -20.97          72.70
December 31, 1993.......  14,000   116,328  118,879  12,509  10,350      -7.71          56.78
December 31, 1994.......  16,000   116,328  118,542  13,629  11,500      -7.53          45.49
December 31, 1995.......  18,000   116,328  119,404  16,268  14,459      -4.49          37.64
December 31, 1996.......  20,000   116,328  120,909  19,322  17,834      -2.13          31.90

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $116,328 $116,331 $ 1,731 $   983       --             --
December 31, 1985.......   2,000   116,328  116,400   1,718     970     -92.30%          --
December 31, 1986.......   4,000   116,328  116,697   3,362   2,556     -47.08       2,206.62%
December 31, 1987.......   6,000   116,328  116,546   4,633   2,621     -55.38         444.71
December 31, 1988.......   8,000   116,328  116,944   6,390   4,125     -35.39         207.45
December 31, 1989.......  10,000   116,328  116,371   7,242   5,006     -30.08         126.31
December 31, 1990.......  12,000   116,328  116,328   8,198   5,991     -25.45          87.67
December 31, 1991.......  14,000   116,328  118,246  12,164   9,986     -10.44          66.09
December 31, 1992.......  16,000   116,328  120,541  15,971  13,822      -3.90          52.34
December 31, 1993.......  18,000   116,328  123,237  20,207  18,184       0.24          42.95
December 31, 1994.......  20,000   116,328  122,192  20,793  19,092      -0.98          35.54
December 31, 1995.......  22,000   116,328  126,337  25,924  24,543       2.05          30.67
December 31, 1996.......  24,000   116,328  128,431  30,221  29,151       3.31          26.63

ASSET MANAGER SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
September 6, 1989....... $ 2,000  $116,328 $116,331 $1,731  $  983       --             --
December 31, 1989.......   2,000   116,328  116,334  1,634     886     -92.28%          --
December 31, 1990.......   4,000   116,328  116,441  3,105   2,298     -53.46       2,009.30%
December 31, 1991.......   6,000   116,328  116,888  5,084   3,072     -44.85         430.07
December 31, 1992.......   8,000   116,328  117,471  6,924   4,659     -28.51         203.68
December 31, 1993.......  10,000   116,328  118,566  9,620   7,384     -12.99         125.66
December 31, 1994.......  12,000   116,328  118,026 10,072   7,865     -15.10          87.33
December 31, 1995.......  14,000   116,328  119,208 12,945  10,767      -7.99          65.76
December 31, 1996.......  16,000   116,328  120,732 15,922  13,773      -3.96          51.99

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e. 1926-1945, 1927-1946, and so on through 1977-1996):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 49 of the 52 periods.

  -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 52 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 52 periods.

  Over the 42 30-year time periods beginning in 1926 and ending in 1996, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.

  From 1926 through 1996 the average annual return for common stocks was 10.7%, compared to 5.6% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             ---------------------

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1996.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                             ---------------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                    GREATER
                                                                     THAN
   HOLDING   NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
    PERIOD    RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
   --------  -------- ------- ----------- ------------ ------------ -------
    1 year     28%       4%       11%          7%          11%        38%
    5 years    10%      15%       15%         31%          19%         9%
   10 years     3%      10%       34%         24%          26%         2%
   20 years     0%       6%       32%         56%           6%         0%

--------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED           QUALIFIED
                                   INSURANCE    ANNUITIES     IRA'S    PENSION
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits         No         No         Yes        Yes
   Income Eligibility Limits          No         No         Yes**      No
   Borrowing Treated as Distribu-     No*        Yes        Loans not  Yes,
    tions                                                   allowed    beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First
    Distribution)                     No*        Yes        Yes        Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***     Yes***
   Minimum Distribution Rules by
    Age 70 1/2                        No         No         Yes        Yes
   Maximum Annual Distribution
    Rules                             No         No         Yes        Yes
   Anti-discrimination Rules          No         No         No         Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

The foregoing information is not intended as tax advice. You should consult your own tax advisor for more complete information.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                        NEW ENGLAND ZENITH FUND
                                          ------------------------------------------------------------------------------------
                                                                                                                     GROWTH
                                            CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                                             GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)......................... $583,330,618 $36,866,420 $32,121,040 $35,364,494 $31,136,621 $26,636,623 $20,118,907
                    SHARES       COST
                   --------- ------------
 Capital Growth
  Series.........  1,365,890 $445,321,213
 Back Bay
  Advisors Bond
  Income Series..    349,015   36,825,901
 Back Bay
  Advisors Money
  Market Series..    321,210   32,121,040
 Westpeak Stock
  Index Series...    295,640   27,731,481
 Back Bay
  Advisors
  Managed Series.    182,770   24,998,992
 Loomis Sayles
  Avanti Growth
  Series.........    168,672   21,813,307
 Westpeak Growth
  and Income
  Series.........    132,562   17,011,817
 Loomis Sayles
  Small Cap
  Series.........    173,260   21,938,318
 Salomon Bros.
  U.S. Government
  Series.........      4,330       47,709
 Loomis Sayles
  Balanced
  Series.........    277,182    3,519,191
 Alger Equity
  Growth Series..  1,694,286   24,312,591
 Draycott
  International
  Equity Series..    441,122    4,844,072
 Davis Venture
  Value Series...  1,191,836   16,778,624
 Salomon Bros.
  Bond
  Opportunities
  Series.........      2,345       28,407
 VIP Equity-
  Income Series..  3,994,844   67,601,587
 VIP Overseas
  Series.........  3,251,652   51,758,903
 VIP High Income
  Series.........    370,017    4,270,016
 VIP II Asset
  Manager Series.    244,107    3,585,079
 Amount due and accrued (payable) from
  policy-related transactions, net.......      378,429      37,297   1,495,891      73,267      36,326      69,074      23,180
 Dividends receivable....................      --          --          135,927     --          --          --          --
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Assets.........................  583,709,047  36,903,717  33,752,858  35,437,761  31,172,947  26,705,697  20,142,087
LIABILITIES
 Due New England Life Insurance Company..   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Liabilities....................   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................ $524,999,620 $32,750,856 $29,812,279 $31,327,162 $28,585,004 $22,491,360 $17,171,696
                                          ============ =========== =========== =========== =========== =========== ===========

                       See Notes to Financial Statements

                                                                                                 VARIABLE INSURANCE
                                                                                                    PRODUCTS FUND
-------------------------------------------------------------------------- ------------- -----------------------------------

   SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------




$24,997,883    $46,890   $3,755,816  $26,396,980  $4,980,263   $19,176,647    $27,254    $84,011,576 $61,261,119 $4,632,616




















































     49,863        (56)         446       33,786      (6,452)       90,311      --            39,225      91,476        388
    --           --          --          --           --           --           --           --          --          --
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
 25,047,746     46,834    3,756,262   26,430,766   4,973,811    19,266,958     27,254     84,050,801  61,352,595  4,633,004

  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------

$21,522,731    $46,037   $3,233,409  $22,070,282  $4,237,975   $16,661,970    $26,768    $72,359,572 $51,409,341 $4,098,641
===========    =======   ==========  ===========  ==========   ===========    =======    =========== =========== ==========





















  VARIABLE
  INSURANCE
  PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------




$4,132,726   $  998,994,493




















































    (5,236)       2,407,215
    --              135,927
------------ --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
------------ --------------
   547,395      115,152,837
------------ --------------

$3,580,095   $  886,384,798
============ ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL      BOND         MONEY       STOCK                  AVANTI        AND
                            GROWTH      INCOME       MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ----------- -----------  ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $32,991,113 $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679  $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456      160,903     168,590     158,607     137,775     100,738
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net investment income
 (loss).................   30,009,869  2,386,677    1,145,809     672,864   2,783,808   1,356,904   1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....   71,963,590    997,195       --       2,853,587   5,216,548   2,881,100   2,105,777
 End of period..........  138,009,405     40,519       --       7,633,013   6,137,629   4,823,316   3,107,090
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)      --       4,779,426     921,081   1,942,216   1,001,313
Net realized gain (loss)
 on investments.........      985,421        299       --           1,808      69,775      27,429      18,964
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)      --       4,781,234     990,856   1,969,645   1,020,277
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549  $2,723,883
                          =========== ==========   ==========  ==========  ==========  ==========  ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                    VARIABLE INSURANCE
                                                                                                       PRODUCTS FUND
 ------------------------------------------------------------------------------------------------------------------------------

    SMALL         U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT*  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ------------ ----------- -----------  ------------- ----------- ------------- ----------- ----------- -----------

 $1,624,708      $ 702      $104,939   $   44,863     $ 71,347    $  444,012     $ 1,218    $ 2,662,990 $1,164,550   $199,463


     90,146         28        11,713      104,685       19,385        64,656          40        428,473    325,346     19,551
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------

  1,534,562        674        93,226      (59,822)      51,962       379,356       1,178      2,234,517    839,204    179,912







    768,552        --          3,769       65,901       24,089       171,931       --         9,642,454  4,022,725    167,043
  3,059,565       (819)      236,625    2,084,389      136,191     2,398,023      (1,153)    16,409,989  9,502,216    362,600
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,291,013       (819)      232,856    2,018,488      112,102     2,226,092      (1,153)     6,767,535  5,479,491    195,557

     31,570        --          2,318       11,723          159         4,907       --            27,750     44,049      1,942
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,322,583       (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285  5,523,540    197,499
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


 $3,857,145      $(145)     $328,400   $1,970,389     $164,223    $2,610,355     $    25    $ 9,029,802 $6,362,744   $377,411
 ==========      =====      ========   ==========     ========    ==========     =======    =========== ==========   ========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------- ------------

   ASSET
  MANAGER
SUB-ACCOUNT    TOTAL
----------- ------------

 $174,907   $ 50,453,549


   20,483      4,984,819
----------- ------------

  154,424     45,468,730







  269,255    101,153,516
  547,647    194,486,245
----------- ------------


  278,392     93,332,729

    4,122      1,232,236
----------- ------------


  282,514     94,564,965
----------- ------------


 $436,938   $140,033,695
=========== ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                               NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL       BOND         MONEY       STOCK                   AVANTI
                             GROWTH      INCOME       MARKET       INDEX       MANAGED     GROWTH
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                          ------------ -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $ 58,318,276 $ 1,844,411  $1,109,838  $   627,118  $1,061,289  $  535,217
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846     143,873     112,033       95,240     113,501      77,636
                          ------------ -----------  ----------  -----------  ----------  ----------
Net investment income...    56,144,430   1,700,538     997,805      531,878     947,788     457,581
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....     9,892,073  (2,028,893)     --       (1,645,744)    703,242     205,680
 End of period..........    71,963,590     997,195      --        2,853,587   5,216,548   2,881,100
                          ------------ -----------  ----------  -----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517   3,026,088      --        4,499,331   4,513,306   2,675,420
Net realized gain (loss)
 on investments.........     1,613,390       7,382      --            7,637      42,457      21,233
                          ------------ -----------  ----------  -----------  ----------  ----------
Net realized and
 unrealized gain on
 investments............    63,684,907   3,033,470      --        4,506,968   4,555,763   2,696,653
                          ------------ -----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $ 4,734,008  $  997,805  $ 5,038,846  $5,503,551  $3,154,234
                          ============ ===========  ==========  ===========  ==========  ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                                     VARIABLE
                                                                                                                     INSURANCE
                                                                                        VARIABLE INSURANCE           PRODUCTS
                                                                                           PRODUCTS FUND              FUND II
 ------------------------------------------------------------------------------ ----------------------------------- -----------
   GROWTH
     AND         SMALL                    EQUITY     INTERNATIONAL   VENTURE      EQUITY-                  HIGH        ASSET
   INCOME         CAP       BALANCED      GROWTH        EQUITY        VALUE       INCOME     OVERSEAS     INCOME      MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ------------ ------------  ------------- ------------ ----------- ----------- ----------- -----------

 $  606,696   $  365,015    $17,538       $195,436      $12,460      $ 86,716   $ 2,284,557 $  282,520   $  8,412    $ 11,896


     52,633       24,746        743         11,686        2,165         7,251       233,864    240,253      6,639       9,537
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------
    554,063      340,269     16,795        183,750       10,295        79,465     2,050,693     42,267      1,773       2,359







      1,918        4,662       --              --         --            --          149,659    260,895        213      (1,503)
  2,105,777      768,552      3,769         65,901       24,089       171,931     9,642,454  4,022,725    167,043     269,255
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,103,859      763,890      3,769         65,901       24,089       171,931     9,492,795  3,761,830    166,830     270,758

      9,493        1,325        223             237         (34)          203        61,089     32,279      2,817       4,661
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,113,352      765,215      3,992         66,138       24,055       172,134     9,553,884  3,794,109    169,647     275,419
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


 $2,667,415   $1,105,484    $20,787       $249,888      $34,350      $251,599   $11,604,577 $3,836,376   $171,420    $277,778
 ==========   ==========    =======      ========       =======      ========   =========== ==========   ========    ========




------------



    TOTAL
------------

$ 67,367,395


   3,305,646
------------
  64,061,749







   7,542,202
 101,153,516
------------


  93,611,314

   1,804,392
------------


  95,415,706
------------


$159,477,455
============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------
                                                                                     GROWTH
                     CAPITAL        BOND      MONEY     STOCK                AVANTI    AND     SMALL
                      GROWTH       INCOME     MARKET    INDEX      MANAGED   GROWTH  INCOME     CAP
                       SUB-         SUB-       SUB-      SUB-       SUB-      SUB-    SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT     ACCOUNT   ACCOUNT ACCOUNT  ACCOUNT*
                   ------------  ----------  -------- ----------  ---------  ------- -------  --------
INCOME
Dividends........  $ 13,519,083  $1,399,070  $691,932 $  307,159  $ 678,949  $43,109 $89,817   $  327
EXPENSE
Mortality and
 expense risk
 charge (Note 3).     1,637,278     107,252    93,830     59,230     86,049   31,737  18,214       28
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net investment
 income (loss)...    11,881,805   1,291,818   598,102    247,929    592,900   11,372  71,603      299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    46,100,393      41,284     --    (1,457,732) 1,602,795  143,154  67,310     --
 End of period...     9,892,073  (2,028,893)    --    (1,645,744)   703,242  205,680   1,918    4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net change in
 unrealized
 appreciation
 (depreciation)..   (36,208,320) (2,070,177)    --      (188,012)  (899,553)  62,526 (65,392)   4,662
Net realized gain
 (loss) on
 investments.....        67,810       1,763     --         6,200     37,994      542     776     --
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510) (2,068,414)    --      (181,812)  (861,559)  63,068 (64,616)   4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(24,258,705) $ (776,596) $598,102 $   66,117  $(268,659) $74,440 $ 6,987   $4,961
                   ============  ==========  ======== ==========  =========  ======= =======   ======
                                                  VARIABLE
                                                  INSURANCE
                        VARIABLE INSURANCE        PRODUCTS
                          PRODUCTS FUND            FUND II
                   ------------------------------ --------- -------------
                   EQUITY-                HIGH      ASSET
                    INCOME   OVERSEAS    INCOME    MANAGER
                     SUB-      SUB-       SUB-      SUB-
                   ACCOUNT    ACCOUNT   ACCOUNT** ACCOUNT**    TOTAL
                   --------- ---------- --------- --------- -------------
INCOME
Dividends........  $670,101  $  69,390    $ --     $    --  $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note 3).    75,586    133,276       6          34     2,242,520
                   --------- ---------- --------- --------- -------------
Net investment
 income (loss)...   594,515    (63,886)     (6)        (34)   15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    93,013    700,341     --        --       47,290,558
 End of period...   149,659    260,895     213      (1,503)    7,542,202
                   --------- ---------- --------- --------- -------------
Net change in
 unrealized
 appreciation
 (depreciation)..    56,646   (439,446)    213      (1,503)  (39,748,356)
Net realized gain
 (loss) on
 investments.....      (929)      (471)    --        --          113,685
                   --------- ---------- --------- --------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    55,717   (439,917)    213      (1,503)  (39,634,671)
                   --------- ---------- --------- --------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $650,232  $(503,803)   $207     $(1,537) $(24,408,254)
                   ========= ========== ========= ========= =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements



--------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------



 $1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178


  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------



  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25





  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --

 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190


 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------



 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------

 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768

  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
            VARIABLE INSURANCE            PRODUCTS
            PRODUCTS FUND                  FUND II
---------------------------------------- ------------ --------------

  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
------------- ------------- ------------ ------------ --------------



$  2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730


   6,795,285     5,523,540     197,499      282,514      94,564,965
------------- ------------- ------------ ------------ --------------



   9,029,802     6,362,744     377,411      436,938     140,033,695





  20,426,731    17,135,189     970,763    1,258,847     285,719,085

   9,029,810     1,051,463   1,631,762      560,948        --


 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
------------- ------------- ------------ ------------ --------------



  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
------------- ------------- ------------ ------------ --------------

  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514

  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
------------- ------------- ------------ ------------ --------------

$ 72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
============= ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                            NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL        BOND         MONEY         STOCK                    AVANTI
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653
                          ------------  -----------  ------------  -----------  -----------  -----------
 Increase in net assets
  resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)
                          ------------  -----------  ------------  -----------  -----------  -----------
Increase in net assets
 resulting from policy
 related transactions...    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012
                          ------------  -----------  ------------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211
                          ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457
                          ============  ===========  ============  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- -------------------------------------
  GROWTH
    AND         SMALL                     EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH
  INCOME         CAP        BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------  -----------  ------------ ------------  ------------- ------------ -----------  -----------  -----------


$   554,063  $   340,269    $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773


  2,113,352      765,215       3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  2,667,415    1,105,484      20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420





  3,473,273    2,237,626      81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370

  2,645,617    4,814,141     409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857


(2,568,808)   (1,803,085)    (94,428)   (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  3,550,082    5,248,682     397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

  6,217,497    6,354,166     418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071

  4,092,981      190,830       --           --            --            --       19,132,167   27,868,832      30,422
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

$10,310,478  $ 6,544,996    $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493
===========  ===========    ========   ===========     =========    ==========  ===========  ===========  ==========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------


$    2,359   $  64,061,749


   275,419      95,415,706
------------ --------------


   277,778     159,477,455





   696,227     202,985,540

 1,507,606        --


  (709,312)   (115,320,001)
------------ --------------


 1,494,521      87,665,539
------------ --------------

 1,772,299     247,142,994

   200,694     365,491,290
------------ --------------

$1,972,993   $ 612,634,284
============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND                       STOCK                                 GROWTH      SMALL
                      GROWTH       INCOME        MONEY         INDEX                    AVANTI         AND        CAP
                       SUB-         SUB-         MARKET        SUB-        MANAGED      GROWTH       INCOME       SUB-
                     ACCOUNT       ACCOUNT    SUB- ACCOUNT    ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
unrealized gain
(loss) on
investments......   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
(to) from other
sub-accounts.....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
New England Life
Insurance
Company..........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
assets resulting
from policy-
related
transactions.....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
net assets.......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
END OF THE
PERIOD...........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                                               HIGH      ASSET
                     EQUITY-                  INCOME    MANAGER
                     INCOME      OVERSEAS      SUB-      SUB-
                   SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
unrealized gain
(loss) on
investments......       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
(to) from other
sub-accounts.....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
New England Life
Insurance
Company..........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
assets resulting
from policy-
related
transactions.....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
net assets.......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
END OF THE
PERIOD...........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.

                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                        SUB-ADVISER
        ------           ------------------------- ---------------------------------------
Capital Growth           Capital Growth
                         Management, L.P. ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Draycott International   TNE Advisers, Inc.**      Draycott Partners, Ltd.
 Equity
Davis Venture Value      TNE Advisers, Inc.**      Davis Selected Advisers, Inc.
Alger Equity Growth      TNE Advisers, Inc.**      Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Government
Salomon Brothers         TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Strategic Bond
 Opportunities

 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:

                                                   PURCHASES      SALES
                                                  ------------ ------------
   Capital Growth Series                          $192,435,910 $125,337,191
   Back Bay Advisors Money Market Series            98,065,488   87,200,674
   Back Bay Advisors Bond Income Series             18,719,861   11,239,097
   Back Bay Advisors Managed Series                 13,159,539    7,382,329
   Westpeak Stock Index Series                      16,840,737    7,613,106
   Westpeak Growth and Income Series                11,290,092    4,514,904
   Loomis Sayles Avanti Growth Series               14,804,586    7,554,161
   Loomis Sayles Small Cap Series                   20,487,120    6,016,762
   Loomis Sayles Balanced Series                     3,720,239      699,768
   Draycott International Equity Series              5,234,589    1,560,413
   Davis Venture Value Series                       16,761,770    3,814,839
   Alger Equity Growth Series                       25,051,802    7,538,044
   Salomon Brothers U.S. Government Series*             47,709      --
   Salomon Brothers Strategic Bond Opportunities
    Series*                                             28,407      --
   VIP Equity-Income Series                         40,788,600   18,781,619
   VIP Overseas Series                              29,417,696   19,661,090
   VIP High Income Series                            3,849,778    1,456,754
   VIP II Asset Manager Series                       2,822,409    1,496,363

* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.17%    (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%
Bond Income.............   1.91%     7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%
Money Market............   6.16%     7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.40%)   15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%
Managed.................  (0.89%)    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.47%   (0.62%)  29.90%   17.20%
Growth and Income.............................................................   13.97%   (1.55%)  35.99%   17.68%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.29%    6.69%   34.62%   13.88%
Overseas......................................................................   14.57%    1.37%    9.30%   12.82%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.45%)  28.40%   30.22%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.58%)  20.18%   13.63%
Asset Manager..........................................................................   (4.41%)  16.55%   14.20%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.84%   12.78%
Balanced........................................................................................   13.75%   16.50%
International Equity............................................................................    3.85%    6.30%
Venture Value...................................................................................   21.64%   25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.02%    (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%
Bond Income.............   1.81%     7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%
Money Market............   6.05%     7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.46%)   15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%
Managed.................  (0.96%)    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.39%   (0.72%)  29.77%   17.08%
Growth and Income.............................................................   13.90%   (1.65%)  35.85%   17.56%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.22%    6.59%   34.49%   13.77%
Overseas......................................................................   14.49%    1.27%    9.19%   12.70%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.52%)  28.27%   30.09%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.61%)  20.06%   13.52%
Asset Manager..........................................................................   (4.45%)  16.43%   14.09%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.76%   12.66%
Balanced........................................................................................   13.67%   16.39%
International Equity............................................................................    3.79%    6.19%
Venture Value...................................................................................   21.56%   25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.79%    (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%
Bond Income.............   1.65%     7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%
Money Market............   5.89%     6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.55%)   15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%
Managed.................  (1.06%)    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.28%   (0.87%)  29.57%   16.90%
Growth and Income.............................................................   13.78%   (1.80%)  35.65%   17.38%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.11%    6.43%   34.29%   13.59%
Overseas......................................................................   14.38%    1.12%    9.02%   12.53%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.61%)  28.08%   29.90%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.66%)  19.88%   13.35%
Asset Manager..........................................................................   (4.49%)  16.26%   13.91%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.64%   12.49%
Balanced........................................................................................   13.56%   16.21%
International Equity............................................................................    3.68%    6.03%
Venture Value...................................................................................   21.44%   25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.34%    (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%
Bond Income.............   1.35%     7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%
Money Market............   5.57%     6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.73%)   15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%
Managed.................  (1.26%)    8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.05%   (1.16%)  29.19%   16.55%
Growth and Income.............................................................   13.55%   (2.09%)  35.25%   17.03%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    8.89%    6.11%   33.89%   13.25%
Overseas......................................................................   14.15%    0.82%    8.70%   12.19%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.80%)  27.69%   29.50%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.76%)  19.53%   13.00%
Asset Manager..........................................................................   (4.59%)  15.91%   13.57%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.39%   12.15%
Balanced........................................................................................   13.33%   15.86%
International Equity............................................................................    3.48%    5.71%
Venture Value...................................................................................   21.20%   24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.56%    (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%
Bond Income.............   1.50%     7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%
Money Market............   5.73%     6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (13.06%)   15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%
Managed.................  (1.15%)    8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.16%   (1.01%)  29.38%   16.72%
Growth and Income.............................................................   13.67%   (1.94%)  35.45%   17.21%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.00%    6.27%   34.09%   13.42%
Overseas......................................................................   14.26%    0.97%    8.86%   12.36%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.71%)  27.88%   29.70%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.71%)  19.71%   13.17%
Asset Manager..........................................................................   (4.54%)  16.08%   13.74%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.51%   12.32%
Balanced........................................................................................   13.44%   16.03%
International Equity............................................................................    3.58%    5.87%
Venture Value...................................................................................   21.32%   24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Bond Income.............   2.27%     8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%
Money Market............   6.53%     7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%     5.70%    5.13%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Stock Index............. (12.20%)   16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%    36.92%   22.47%
Managed.................  (0.66%)    9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)   31.26%   15.03%
                                                                                4/30/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94  12/31/95 12/31/96
-----------                                                                     -------- --------- -------- --------
Avanti Growth.................................................................   14.74%   (0.27%)   30.35%   17.61%
Growth and Income.............................................................   14.24%   (1.21%)   36.47%   18.10%
                                                                                          5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Small Cap..............................................................................   (3.23%)   28.84%   30.68%
                                                                                         10/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Equity Growth..........................................................................   (4.20%)   48.69%   13.17%
Balanced...............................................................................   (0.10%)   24.79%   16.91%
International Equity...................................................................    2.60%     6.23%    6.67%
Venture Value..........................................................................   (3.50%)   39.28%   25.84%
U.S. Government........................................................................    0.60%    15.02%    3.31%
Strategic Bond Opportunities...........................................................   (1.40%)   19.38%   14.36%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                       INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                            NOTES      1996           1995
                                            ----- -------------- --------------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair
   Value................................... 2,11  $  524,284,643 $  575,834,866
  Held to Maturity, at Amortized Cost......           29,666,318     36,550,618
  Mortgage Loans on Real Estate............ 2,11        --            2,210,153
  Policy Loans.............................   11      76,262,779     58,210,498
  Real Estate..............................            1,701,981       --
  Short-Term Investments...................   11     156,559,460     20,828,254
  Other Invested Assets....................           12,956,434        206,000
                                                  -------------- --------------
  Total Investments........................          801,431,615    693,840,389
  Cash and Cash Equivalents................   11      49,147,342     35,129,015
  Deferred Policy Acquisition Costs........          434,636,666    353,809,245
  Accrued Investment Income................           13,712,748     14,621,811
  Premiums and Other Receivables...........    4       5,941,433     10,311,027
  Other Assets.............................           95,106,160     11,148,103
  Separate Account Assets..................        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Assets...........................       $2,606,935,462 $1,867,044,306
                                                  ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.....................    4  $  464,888,914 $  446,687,020
Policyholder Account Balances.............. 4,11     181,594,090    138,831,391
Other Policyholder Funds...................   11       2,071,162      2,353,586
Policyholder Dividends Payable.............            9,018,002      7,346,500
Short and Long-Term Debt................... 8,11      84,056,337     79,347,546
Income Taxes Payable:                          5
  Current..................................            6,272,302      9,179,749
  Deferred.................................           39,463,081     54,981,645
Other Liabilities..........................           62,190,384     25,629,031
Separate Account Liabilities...............        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Liabilities......................        2,056,513,770  1,512,541,184
                                                  -------------- --------------
Commitments and Contingencies (Notes 2, 4,
 8 and 9)..................................
EQUITY
Common Stock...............................            2,500,000      2,500,000
Contributed Capital........................          497,945,598    289,099,450
Retained Earnings..........................           46,248,721     36,547,252
Net Unrealized Investment Gains............    3       3,727,373     26,356,420
                                                  -------------- --------------
    Total Equity...........................          550,421,692    354,503,122
                                                  -------------- --------------
Total Liabilities and Equity...............       $2,606,935,462 $1,867,044,306
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                   NOTES     1996         1995         1994
                                   ----- ------------ ------------ ------------
REVENUES
Premiums, net....................     4  $ 37,410,040 $ 38,565,735 $206,099,650
Universal Life and Investment-
 Type Product Policy Fee Income..         101,755,632   79,371,437   63,349,660
Net Investment Income............     3    49,628,343   41,815,075    4,069,355
Investment Gains (Losses), Net...     3    15,979,267   21,979,906      (64,081)
Commissions, Fees and Other In-
 come............................          44,929,609   34,554,617  264,883,323
                                         ------------ ------------ ------------
Total Revenues...................         249,702,891  216,286,770  538,337,907
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits, net.......     4    65,520,519   55,810,172  435,150,792
Interest Credited to Policyholder
 Account Balances................           5,557,652    2,564,651      904,003
Policyholder Dividends...........          14,829,641   13,953,664    7,232,042
Other Operating Costs and Ex-
 penses..........................         151,043,021  110,890,061   83,725,839
                                         ------------ ------------ ------------
Total Benefits and Other Deduc-
 tions...........................         236,950,833  183,218,548  527,012,676
                                         ------------ ------------ ------------
Earnings from Continuing
 Operations before Income Taxes..          12,752,058   33,068,222   11,325,231
Income Taxes.....................     5     3,050,589   12,302,605    4,188,483
                                         ------------ ------------ ------------
NET EARNINGS.....................        $  9,701,469 $ 20,765,617 $  7,136,748
                                         ============ ============ ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        NET
                              COMMON                 UNREALIZED
                             STOCK &                 INVESTMENT
                           CONTRIBUTED   RETAINED      GAINS
                             CAPITAL     EARNINGS     (LOSSES)       TOTAL
                           ------------ ----------- ------------  ------------
BALANCES AT JANUARY 1,
 1994..................... $175,028,227 $ 8,644,887 $    104,801  $183,777,915
Net Earnings..............                7,136,748                  7,136,748
Change in Net Unrealized
 Investment Gains
 (Losses).................                              (774,432)     (774,432)
Contributed Capital.......   53,028,000                             53,028,000
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1994.....................  228,056,227  15,781,635     (669,631)  243,168,231
Net Earnings..............               20,765,617                 20,765,617
Change in Net Unrealized
 Investment Gains
 (Losses).................                            27,026,051    27,026,051
Contributed Capital.......   63,543,223                             63,543,223
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1995.....................  291,599,450  36,547,252   26,356,420   354,503,122
Net Earnings..............                9,701,469                  9,701,469
Change in Net Unrealized
 Investment Gains
 (Losses).................                           (22,629,047)  (22,629,047)
Contributed Capital.......  208,846,148                            208,846,148
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1996..................... $500,445,598 $46,248,721 $  3,727,373  $550,421,692
                           ============ =========== ============  ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES....................... $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   -------------  -------------  -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and Repayments
   of:
    Available for Sale Fixed
     Maturities...................   276,420,158    538,296,916     13,480,392
    Held to Maturity Fixed
     Maturities...................    10,519,220        625,000       --
    Mortgage Loans on Real Estate.     2,210,152         11,789          8,000
  Purchases of:
    Available for Sale Fixed
     Maturities...................  (259,713,146)  (983,517,566)  (121,490,180)
    Real Estate...................      (480,007)      --             --
    Fixed Asset Property and
     Equipment....................    (3,786,192)      --             --
    Other Assets..................   (11,024,000)       (15,000)       (32,000)
  Net Change in Short-Term
   Investments....................  (135,731,206)   379,325,026     13,737,203
  Net Change in Policy Loans......   (18,052,280)   (14,243,155)   (13,293,625)
  Other, Net......................        66,820       (114,000)     2,255,589
                                   -------------  -------------  -------------
NET CASH USED IN INVESTING
 ACTIVITIES.......................  (139,570,481)   (79,630,990)  (105,334,621)
                                   -------------  -------------  -------------
Cash Flows from Financing
 Activities:
  Common Stock....................
  Capital Contributions...........   159,162,170      9,515,000     52,698,000
  Borrowed Money..................                   25,000,000     50,000,000
  Policyholder Account Balances:
    Deposits......................   482,551,966    281,761,424    201,732,909
    Withdrawals...................  (364,932,882)  (148,402,748)  (108,766,575)
  Financial Reinsurance
   Receivables....................   (37,518,575)      --             --
                                   -------------  -------------  -------------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES.......................   239,262,679    167,873,676    195,664,334
                                   -------------  -------------  -------------
Change in Cash and Cash
 Equivalents......................    14,018,327    (23,591,221)    44,267,121
Cash and Cash Equivalents,
 Beginning of Year................    35,129,015     58,720,236     14,453,115
                                   -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END OF
 YEAR............................. $  49,147,342  $  35,129,015  $  58,720,236
                                   =============  =============  =============
Supplemental Cash Flow
 Information:
  Interest Paid................... $   1,523,134  $   1,277,033  $      --
                                   =============  =============  =============
  Income Taxes Paid............... $   4,720,928  $   6,764,653  $     132,000
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET EARNINGS.....................  $   9,701,469  $  20,765,617  $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash Provided by
 (Used in) Operating Activities:
  Change in Deferred Policy
   Acquisition Costs, Net........    (68,626,162)   (45,823,425)  (128,219,002)
  Change in Accrued Investment
   Income........................        909,063    (11,507,438)       (87,020)
  Change in Premiums and Other
   Receivables...................      4,369,594     (4,072,681)    (1,494,680)
  Investment (Gains) Losses, Net.    (15,979,267)   (21,979,906)        64,081
  Depreciation and Amortization
   Expenses......................      4,119,881      5,724,945         99,912
  Change in Transfer to Separate
   Account.......................     (2,242,885)     1,412,264        105,477
  Interest Credited to
   Policyholder Account Balances.      5,557,652      2,564,651        904,003
  Universal Life and Investment-
   Type Product Policy Fee
   Income........................   (101,755,632)   (79,371,437)   (63,349,660)
  Change in Future Policy
   Benefits......................     18,201,894     14,538,593    125,898,745
  Change in Other Policyholder
   Funds.........................       (282,879)     1,789,475        156,400
  Change in Policyholder
   Dividends Payable.............      1,671,502        114,458      7,232,042
  Change in Income Taxes Payable.     (6,633,789)    10,210,526     10,337,032
  Other, Net.....................     65,315,688     (6,199,549)    (4,846,670)
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES......................  $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO), was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

 VALUATION OF INVESTMENTS

Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

 INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

 PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

 RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

                      NEW ENGLAND LIFE INSURANCE COMPANY

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

 INCOME TAXES

NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

 ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NEW ENGLAND LIFE INSURANCE COMPANY

2. INVESTMENTS

 DEBT SECURITIES

The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

HELD TO MATURITY SECURITIES

                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  7,344,149 $    51,289 $    6,095 $  7,298,955
  States and political subdi-
   visions....................      517,770      38,031                 479,739
  Corporate...................   22,648,666     860,180     99,138   21,887,624
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 30,510,585 $   949,500 $  105,233 $ 29,666,318
                               ============ =========== ========== ============

HELD TO MATURITY SECURITIES
                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  9,695,983 $   179,024 $          $  9,516,959
  States and political subdi-
   visions....................      530,650      60,604                 470,046
  Corporate...................   26,599,841     257,222    170,994   26,513,613
  Other.......................       50,000                              50,000
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 36,876,474 $   496,850 $  170,994 $ 36,550,618
                               ============ =========== ========== ============

AVAILABLE FOR SALE SECURITIES
                                               GROSS UNREALIZED
                                AMORTIZED   ----------------------  ESTIMATED
                                   COST        GAIN        LOSS     FAIR VALUE
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  5,464,659 $    46,737 $   24,580 $  5,486,816
  Foreign governments.........    1,577,439       1,147     57,272    1,521,314
  Corporate...................  505,682,553  18,637,259  7,092,856  517,226,956
  Mortgage-backed securities..       48,759         798                  49,557
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $512,773,410 $18,685,941 $7,174,708 $524,284,643
                               ============ =========== ========== ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

AVAILABLE FOR SALE SECURITIES

                                                GROSS UNREALIZED
                                  AMORTIZED   --------------------  ESTIMATED
                                     COST        GAIN       LOSS    FAIR VALUE
                                 ------------ ----------- -------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government corporations
   and agencies................. $  1,991,186 $       746 $  1,135 $  1,990,797
  Foreign governments...........    3,017,691     178,111             3,195,802
  Corporate.....................  512,320,546  58,440,764  183,844  570,577,466
  Mortgage-backed securities....       69,877         924                70,801
                                 ------------ ----------- -------- ------------
Total Fixed Maturities.......... $517,399,300 $58,620,545 $184,979 $575,834,866
                                 ============ =========== ======== ============

Included in net unrealized appreciation (deprection) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:

                                                               1996     1995
                                                              ------- --------
   Net unrealized gains on investments....................... $ 8,213 $372,881
   Unrealized gains (losses) on the maturity of forward con-
    tracts...................................................  13,665  (76,214)
                                                              ------- --------
                                                              $21,878 $296,667
                                                              ======= ========

The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.

                                                         ESTIMATED   AMORTIZED
                                                        FAIR VALUE     COST
                                                        ----------- -----------
   Due in one year or less............................. $ 3,792,488 $ 3,783,539
   Due after one year through five years...............   8,714,767   8,791,593
   Due after five years through ten years..............  17,503,330  16,591,186
   Due after ten years.................................     500,000     500,000
                                                        ----------- -----------
     Total............................................. $30,510,585 $29,666,318
                                                        =========== ===========

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                       AMORTIZED    ESTIMATED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
   Due in one year or less........................... $            $
   Due after one year through five years.............   23,380,259   23,820,548
   Due after five years through ten years............   51,941,867   51,169,921
   Due after ten years...............................  437,402,525  449,244,617
                                                      ------------ ------------
     Subtotal........................................  512,724,651  524,235,086
   Mortgage-backed securities........................       48,759       49,557
                                                      ------------ ------------
       Total......................................... $512,773,410 $524,284,643
                                                      ============ ============

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                      NEW ENGLAND LIFE INSURANCE COMPANY

 ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

 MORTGAGE LOANS

As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

 ASSETS ON DEPOSIT

As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of investment income are as follows:

                                                 1996        1995        1994
                                              ----------- ----------- ----------
   Fixed maturities.........................  $44,629,921 $39,264,322 $1,597,939
   Mortgage loans on real estate............      110,037     233,974    235,138
   Real estate..............................       55,149
   Policy loans.............................    3,734,183   2,831,097  1,996,359
   Cash, cash equivalents and short-term in-
    vestments...............................    3,656,448   1,173,815    597,425
   Other investment income..................       37,135
                                              ----------- ----------- ----------
   Gross investment income..................   52,222,873  43,503,208  4,426,861
   Investment expenses......................    2,594,530   1,688,133    357,506
                                              ----------- ----------- ----------
   Investment income, net...................  $49,628,343 $41,815,075 $4,069,355
                                              =========== =========== ==========

Investment gains (losses) are summarized as follows:

                                                1996        1995        1994
                                             ----------- -----------  --------
   Fixed maturities......................... $15,467,124 $21,981,201  $(64,090)
   Other....................................     512,143      (1,295)        9
                                             ----------- -----------  --------
   Investment gains (losses), net........... $15,979,267 $21,979,906  $(64,081)
                                             =========== ===========  ========

Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and
$141,409 were realized on those sales.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                             1996          1995        1994
                                         ------------  ------------  ---------
   Year ended December 31
   Balance, beginning of year..........  $ 26,356,420  $   (669,631) $ 104,801
     Change in unrealized investment
      gains (losses)...................   (46,851,102)   58,946,561        --
     Effect of adopting SFAS No. 115...           --            --    (931,481)
     Change in unrealized investment
      gains (losses) attributable to:
       Deferred policy acquisition cost
        allowances.....................    12,210,988   (17,883,703)    98,294
       Deferred income tax (expense)
        benefit........................    12,011,067   (14,036,807)    58,755
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ------------  ------------  ---------
   December 31
   Balance, end of year, comprises:
    Unrealized investment gains (loss-
     es) on:
     Fixed maturities..................   $11,524,866  $ 58,369,351  $(574,586)
     Other.............................        (4,327)        2,290       (334)
                                         ------------  ------------  ---------
                                           11,520,539    58,371,641   (574,920)
   Amounts of unrealized investment
    gains (loss)
    attributable to:
     Deferred policy acquisition cost
      allowances.......................    (5,755,640)  (17,966,628)   (82,925)
     Deferred income taxes.............    (2,037,526)  (14,048,593)   (11,786)
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ============  ============  =========

Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                          1996          1995          1994
                                      ------------  ------------  -------------
   Direct premiums................... $  2,681,689  $  2,794,103  $     329,113
   Reinsurance assumed...............   67,482,752    69,329,831    402,121,966
   Reinsurance ceded.................  (32,754,401)  (33,558,199)  (196,351,429)
                                      ------------  ------------  -------------
   Net premiums earned............... $ 37,410,040  $ 38,565,735  $ 206,099,650
                                      ============  ============  =============

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

NELICO and its eligible subsidiary file a consolidated U.S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                            CURRENT     DEFERRED       TOTAL
                                          -----------  -----------  -----------
   1996
   Federal............................... $ 5,333,391  $(1,531,395) $ 3,801,996
   State and Local.......................                 (751,407)    (751,407)
                                          -----------  -----------  -----------
   Total................................. $ 5,333,391  $(2,282,802) $ 3,050,589
                                          ===========  ===========  ===========
   1995
   Federal............................... $ 5,503,644 $  6,354,610  $11,858,254
   State and Local.......................                  444,351      444,351
                                          -----------  -----------  -----------
   Total................................. $ 5,503,644  $ 6,798,961  $12,302,605
                                          ===========  ===========  ===========
   1994
   Federal............................... $(1,960,017) $ 5,557,870  $ 3,597,853
   State and Local.......................                  590,630      590,630
                                          -----------  -----------  -----------
   Total................................. $(1,960,017) $ 6,148,500  $ 4,188,483
                                          ===========  ===========  ===========

Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                            1996         1995         1994
                                        ------------  -----------  -----------
   Income before taxes................. $ 12,752,058  $33,068,222  $11,325,231
   Income tax rate.....................          35%          35%          35%
                                        ------------  -----------  -----------
   Expected income tax expense at
    federal statutory
    income tax rate....................    4,463,220   11,573,878    3,963,831
   Tax effect of:
     Change in valuation allowance.....  (13,948,000)    (413,000)    (402,850)
     NOL benefit write-off.............   13,012,000      --           --
     State and local income taxes......     (488,415)     288,828      383,910
     Tax credits.......................
     Other, net........................       11,784      852,899      243,592
                                        ------------  -----------  -----------
   Income Tax Expense (Benefit)........ $  3,050,589  $12,302,605  $ 4,188,483
                                        ============  ===========  ===========

                      NEW ENGLAND LIFE INSURANCE COMPANY

The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:

                                                      1996           1995
                                                  -------------  -------------
   Deferred tax assets:
     Policyholder liabilities.................... $  83,303,973  $  69,491,980
     Net operating loss carryforward.............    12,547,940     13,012,000
     Other.......................................    14,690,260      9,890,697
                                                  -------------  -------------
   Total gross assets............................   110,542,173     92,394,677
     Less valuation allowance....................                  (13,948,000)
                                                  -------------  -------------
   Asset, net of valuation allowance.............   110,542,173     78,446,677
                                                  -------------  -------------
   Deferred tax liabilities
     Investments.................................    (2,526,047)    (7,185,868)
     Deferred policy acquisition costs...........  (132,964,603)  (106,477,179)
     Net unrealized capital gains................    (2,037,526)   (14,048,593)
     Other.......................................   (12,477,078)    (5,716,682)
                                                  -------------  -------------
   Total gross liabilities.......................  (150,005,254)  (133,428,322)
                                                  -------------  -------------
   Net deferred tax liability.................... $ (39,463,081) $ (54,981,645)
                                                  =============  =============

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                            1996         1995          1994
                                        ------------  -----------  ------------
   Policyholder liabilities............ $(17,818,264) $(4,109,738) $(25,551,114)
   Net operating loss carryforward.....      464,060
   Deferred policy acquisition costs...   21,827,603   13,877,584    32,756,212
   Other, net..........................   (6,756,201)  (2,968,885)   (1,056,598)
                                        ------------  -----------  ------------
   Total............................... $ (2,282,802) $ 6,798,961  $  6,148,500
                                        ============  ===========  ============

6. EMPLOYEE BENEFIT PLANS

The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Service cost......................  $  5,761,000  $  4,797,000  $  6,575,000
   Interest cost on projected benefit
    obligation.......................    12,489,000    11,012,000    10,590,000
   Actual return on assets...........   (15,468,000)  (21,221,000)    2,121,000
   Net amortization and deferrals....     6,009,000    13,059,000   (10,002,000)
                                       ------------  ------------  ------------
   Net periodic pension cost.........  $  8,791,000  $  7,647,000  $  9,284,000
                                       ============  ============  ============

The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The following information for the plan includes amounts relating to NEMLICO.

                                                         1996          1995
                                                     ------------  ------------
   Actuarial present value of accumulated plan ben-
    efits..........................................  $133,000,000  $119,000,000
                                                     ============  ============
   Projected benefit obligation....................   182,000,000   168,000,000
                                                     ============  ============
   Net assets available for plan benefits..........   130,992,000   116,000,000
                                                     ============  ============
   Unrecognized prior service cost.................       224,000     3,954,000
                                                     ============  ============
   Unrecognized net (loss) from past experience
    difference from that assumed...................   (37,327,000)  (47,300,000)
                                                     ============  ============
   Unamortized transition gains....................  $  4,015,000  $  5,185,000
                                                     ============  ============

The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

 OTHER POSTRETIREMENT BENEFITS

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.

                                                           1996        1995
                                                        ----------- -----------
   Accumulated postretirement benefit obligation:
     Retirees.......................................... $28,566,000 $31,696,000
     Fully eligible active plan participants...........   5,482,000   7,075,000
     All other actives.................................  11,098,000  14,200,000
                                                        ----------- -----------
   Total...............................................  45,146,000  52,971,000
   plus: unrecognized net gain.........................  19,997,000  12,654,000
                                                        ----------- -----------
   Accrued postretirement benefit liability............ $65,143,000 $65,625,000
                                                        =========== ===========

                                            1996         1995         1994
                                         -----------  -----------  ----------
   The components of net postretirement
    benefit cost were:
     Service cost......................  $   876,000  $   876,000  $1,070,000
     Interest cost.....................    3,183,000    3,768,000   3,926,000
     Amortization of gain..............   (1,155,000)  (1,043,000)   (922,000)
                                         -----------  -----------  ----------
   Net periodic postretirement benefit
    cost...............................  $ 2,904,000  $ 3,601,000  $4,074,000
                                         ===========  ===========  ==========

Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

 LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Compensation costs................  $ 36,172,270  $ 23,629,621  $ 18,807,641
   Commissions.......................    51,616,356    37,476,445    37,220,361
   Debt expense......................     6,261,153     5,658,756       --
   Amortization of policy acquisition
    costs............................    29,390,090    32,664,723    23,130,743
   Capitalization of policy
    acquisition costs................   (98,016,252)  (65,850,148)  (63,779,884)
   Rent expense, net of sub-lease
    income of
    $119,272, $0 and $0..............     3,060,243     1,609,487     1,288,197
   Other.............................   122,559,161    75,701,177    67,058,781
                                       ------------  ------------  ------------
   Total.............................  $151,043,021  $110,890,061  $ 83,725,839
                                       ============  ============  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                        CARRYING    ESTIMATED
DECEMBER 31, 1996:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $553,950,961 $554,795,228
  Policy loans.......................................   76,262,779   76,262,779
  Short-term investments.............................  156,559,460  156,559,460
  Cash and cash equivalents..........................   49,147,342   49,147,342
  Separate Account Assets............................  192,632,348  192,632,348
Liabilities
  Policyholder account balances......................    6,269,574    6,031,664
  Other policyholder funds...........................    2,071,162    2,071,162
  Short and long-term debt...........................   84,056,337   84,056,337
  Separate Account Balances..........................  208,269,567  192,632,348
                                                        CARRYING    ESTIMATED
DECEMBER 31, 1995:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $612,385,484 $612,711,339
  Mortgage loans.....................................    2,210,153    2,210,153
  Policy loans.......................................   58,210,498   58,210,498
  Short-term investments.............................   20,828,254   20,828,254
  Cash and cash equivalents..........................   35,129,015   35,129,015
  Separate Account Assets............................   39,701,263   39,701,263
Liabilities
  Policyholder account balances......................    2,582,913    2,382,538
  Other policyholder funds...........................    2,353,586    2,353,586
  Short and long-term debt...........................   79,347,546   79,347,546
  Separate Account Balances..........................   42,297,885   39,701,263

For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:

   JANUARY 1, 1994:
   NELICO Historical.............................................. $ 94,378,654
   Other Subsidiaries Combined Historical.........................   13,965,944
                                                                   ------------
                                                                    108,344,598
   Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account balances.....  (92,581,713)
     Deferred policy acquisition costs............................  197,723,446
     Deferred federal income taxes................................  (28,204,895)
     Valuation of investments.....................................      116,100
     Statutory investment valuation reserves......................      206,448
     Statutory interest maintenance reserve.......................       75,672
     Other, net...................................................   (1,901,741)
                                                                   ------------
   Equity......................................................... $183,777,915
                                                                   ============

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                             YEARS ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1996         1995          1994
                                       ------------  -----------  ------------
   Statutory net income (loss)........ $(46,020,586) $   374,833  $(56,208,918)
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account balances..  (41,173,515)  (9,616,060)  (51,901,361)
     Deferred policy acquisition
      costs...........................   68,626,162   45,823,425   128,219,002
     Deferred Federal Income taxes....    2,282,802   (6,798,961)   (6,148,500)
     Statutory interest maintenance
      reserve.........................      231,011         (744)         (221)
     Other, net.......................   25,755,595   (9,016,876)   (6,823,254)
                                       ------------  -----------  ------------
   Net GAAP Earnings.................. $  9,701,469  $20,765,617  $  7,136,748
                                       ============  ===========  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                           YEARS ENDED DECEMBER 31,
                                   -------------------------------------------
                                       1996           1995           1994
                                   -------------  -------------  -------------
   Statutory surplus.............. $ 355,853,248  $ 203,373,628  $ 142,727,150
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account
      balances....................  (195,272,649)  (154,099,134)  (144,483,074)
     Deferred policy acquisition
      costs.......................   434,636,395    353,809,245    325,859,523
     Deferred Federal Income tax-
      es..........................   (40,185,081)   (55,200,949)   (34,365,181)
     Valuation of investments.....    11,502,988     58,062,684        114,109
     Statutory interest mainte-
      nance reserve...............       305,720         74,707         75,451
     Statutory investment valua-
      tion reserves...............     3,334,658        372,954        137,202
     Surplus notes................   (58,910,797)   (54,210,173)   (49,870,000)
     Receivables from reinsurance
      transactions................    26,029,575       --             --
     Other, net...................    13,127,635      2,320,160      2,973,051
                                   -------------  -------------  -------------
   GAAP Equity.................... $ 550,421,692  $ 354,503,122  $ 243,168,231
                                   =============  =============  =============

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based

                      NEW ENGLAND LIFE INSURANCE COMPANY
commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of
Presentation and Principles of
Consolidation" of Note 1, for which
the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of Presentation
and Principles of Consolidation" of
Note 1, for which the date is February
18, 1997

April 23, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                             NEW ENGLAND LIFE
                               INSURANCE COMPANY

                              ZENITH LIFE PLUS II
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES

                     SUPPLEMENT DATED MAY 1, 1997 TO

       PROSPECTUSES DATED MAY 1, 1996, MAY 1, 1995 AND MAY 1, 1994

  This supplement updates certain information contained in (1) the prospectus dated May 1, 1996, as supplemented August 30, 1996, (2) the prospectus dated May 1, 1995, as supplemented June 12, 1995, November 13, 1995 and May 1, 1996, and (3) the prospectus dated May 1, 1994, as supplemented October 31, 1994, May 1, 1995 and May 1, 1996. You should read and retain this supplement. A complete prospectus dated May 1, 1997 is available free of charge upon written request to New England Life Insurance Company ("NELICO").

  NELICO is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

  THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS SUPPLEMENT. THE SUPPLEMENT AND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                         INTRODUCTION TO THE POLICIES

NELICO

  This section is modified as follows:

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  All references in the prospectus to NELICO's "Administrative Office" are changed to NELICO's "Home Office."

                                   PREMIUMS

RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT.

  The following sentence is added:

  Payments made through the Master Service Account Arrangement may be maintained by NELICO or an affiliate in the general account pending crediting.


DEFAULT AND LAPSE OPTIONS

  The following sentence is added to the end of the second paragraph:

  If you surrender the Policy while the premium is in default, the full Monthly Deduction and a prorated cost of insurance charge will be deducted from the proceeds.

                             OTHER POLICY FEATURES

PAYMENT OF PROCEEDS

  The second paragraph is revised as follows:

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996.

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
   Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay
    Advisors Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital
    Growth Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
    Growth and Income Series of the Zenith Fund

  --The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
    Avanti Growth Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
    Small Cap Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
    Value Series of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
    Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
    Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
    Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                      SUB-ADVISER
        ------                    -------                      -----------
Capital Growth           Capital Growth Management
                         Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.         Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.         Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.         Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.         Westpeak Investment Advisors,
                                                    L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.         Westpeak Investment Advisors,
 come                                               L.P.*
Loomis Sayles Avanti     TNE Advisers, Inc.         Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.         Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.         Loomis, Sayles & Company, L.P.*
Morgan Stanley Interna-  TNE Advisers, Inc.         Morgan Stanley Asset Management,
 tional Magnum Equity                               Inc.
Davis Venture Value      TNE Advisers, Inc.         Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.         Fred Alger Management, Inc.

--------

 *An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK            WESTPEAK LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .63%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .06%     .12%     .15%     .12%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .69%     .52%     .50%     .62%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                           LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                                           SAYLES  INTERNATIONAL  VENTURE EQUITY
                                          BALANCED     MAGNUM      VALUE  GROWTH
                                           SERIES  EQUITY SERIES  SERIES  SERIES
                                          -------- -------------- ------- ------
Management Fee..........................    .70%        .90%       .75%    .74%
Other Expenses..........................    .15%        .40%       .15%    .16%
                                            ----       -----       ----    ----
 Total Series Operating Expenses........    .85%       1.30%       .90%    .90%

  For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                         MANAGEMENT                      OTHER                       TOTAL ANNUAL
PORTFOLIO                   FEES                        EXPENSES                       EXPENSES
---------                ----------                     --------                     ------------
Equity-Income               .51%                          .07%                          .58%*
Overseas                    .76%                          .17%                          .93%*
High Income                 .59%                          .12%                          .71%
Asset Manager               .64%                          .10%                          .74%*

--------

*Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO or an affiliate for administrative, distribution or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                            THE FIXED ACCOUNT

POLICY TRANSACTIONS

  The following section is revised:

  Transfers of amounts from the Fixed Account to the Variable Account will be allowed only once in each policy year. A transfer of cash value from the Fixed Account will be processed if NELICO receives the transfer request no more than 30 days before the Policy anniversary, and the transfer will be effected as of the date the transfer request is received at NELICO's Home Office; however, you may request a transfer from the Fixed Account within 30 days after a Policy anniversary if you have not requested such a transfer in the 30 day period before the anniversary. The amount of cash value which may be transferred from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding policy year.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under an accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract. Riders to the policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender, face amount reduction or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under your Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if there were a substitution of the insured person or if certain other Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). This may be the case, when the insured reaches very high ages, even if no unscheduled payments have been made for the Policy. The point at which you may have to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options" in the prospectus.)

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months" in the prospectus.)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions even if the amount borrowed is retained by NELICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

    (e) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL              PRINCIPAL BUSINESS EXPERIENCE
  BUSINESS ADDRESS                DURING THE PAST FIVE YEARS
  ----------------                --------------------------
 Robert A. Shafto                Chairman, President and Chief Executive
                                  Officer of NELICO since 1996. Formerly,
                                  Chairman, President and Chief Executive
                                  Officer of The New England 1993-1996;
                                  President and Chief Executive Officer, 1992
                                  to 1993, President and Chief Operating
                                  Officer, 1990 to 1992, of The New England.
 Susan C. Crampton               Director of NELICO since 1996; serves as
  127 Tarbox Road                 Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989. Formerly, Director of The
                                  New England 1989-1996.
 Edward A. Fox                   Director of NELICO since 1996; Private
  RR Box 67-15                    Investor, Harborside, ME. Formerly, Director
  Harborside, ME 04642            of The New England 1994-1996; Dean of The
                                  Amos Tuck School of Business Administration
                                  at Dartmouth College from 1990-1994.
 George J. Goodman               Director of NELICO since 1996; Author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor Drill Capital
  General Motors Building
  767 Fifth Avenue
  New York, NY 10153
 Dr. Paul E. Gray                Director of NELICO since 1996; Chairman of the
  MIT                             Corporation of the Massachusetts Institute of
  77 Massachusetts Avenue         Technology (MIT) since 1990. Formerly,
  Cambridge, MA 02139             Director of The New England 1973-1996.
 Dr. Evelyn E. Handler           Director of NELICO since 1996; Executive
  California Academy of Sciences  Director and Chief Executive Officer of the
  Golden Gate Park                California Academy of Sciences since 1994.
  San Francisco, CA 94118         Formerly, Director of The New England 1987-
                                  1996; Research Fellow and an Associate of the
                                  Graduate School of Education at Harvard
                                  University and a Senior Fellow at The
                                  Carnegie Foundation for the Advancement of
                                  Teaching, 1991-1994.
 Philip K. Howard, Esq.          Director of NELICO since 1996; Partner of the
  Howard, Darby & Levin           law firm of Howard, Darby & Levin in New York
  1330 Avenue of the Americas     City.
  New York, NY 10019
 Harry P. Kamen                  Director of NELICO since 1996; Chairman,
  Metropolitan Life               President, and Chief Executive Officer of
  One Madison Avenue              Metropolitan Life Insurance Company since
  New York, NY 10010              1995. Formerly, Chairman and CEO of MetLife
                                  1993-1995; Senior Executive Vice President
                                  1991-1993.
 Terence Lennon                  Director of NELICO since 1996; Senior Vice
  Metropolitan Life               President of Metropolitan Life Insurance
  One Madison Avenue              Company since 1994. Formerly, Assistant
  New York, NY 10010              Deputy Superintendent and Chief Examiner of
                                  the New York Insurance Department 1984-1994.
 Bernard A. Leventhal            Director of NELICO since 1996; Vice Chairman
  Burlington Industries           of the Board of Directors of Burlington
  1345 Avenue of the Americas     Industries, Inc. Formerly, President of the
  New York, NY 10105              Burlington Menswear Division since 1978.
                                  Corporate Group Vice President since 1985 and
                                  Director since 1990.
 Thomas J. May                   Director of NELICO since 1996; Chairman,
  Boston Edison Company           President and Chief Executive Officer of
  800 Boylston Street             Boston Edison Company since 1994. Formerly,
  Boston, MA 02199                Director of The New England 1994-1996;
                                  President and Chief Operating Officer of
                                  Boston Edison Co., 1993-1994; Executive Vice
                                  President 1990-1993.


 NAME AND PRINCIPAL             PRINCIPAL BUSINESS EXPERIENCE
  BUSINESS ADDRESS               DURING THE PAST FIVE YEARS
  ----------------               --------------------------
 Stewart G. Nagler              Director of NELICO since 1996; Senior Executive
  Metropolitan Life              Vice President and Chief Financial Officer of
  One Madison Avenue             Metropolitan Life Insurance Company since
  New York, NY 10010             1986.
 Rand N. Stowell                Director of NELICO since 1996; President of
  United Timber Corp.            United Timber Corp. of Dixfield, Maine.
  P.O. Box 650                   Formerly, Director of The New England 1990-
  Pine Street                    1996.
  Dixfield, ME 04224
 Alexander B. Trowbridge        Director of NELICO since 1996; President of
  Trowbridge Partners Inc.       Trowbridge Partners, Inc. in Washington, D.C.
  1317 F Street, N.W., Suite     Formerly, Director of The New England 1983-
  500                            1996.
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                PRINCIPAL BUSINESS EXPERIENCE
       NAME                      DURING THE PAST FIVE YEARS
       ----                      --------------------------
 Robert A. Shafto               See Directors above.
 David W. Allen                 Senior Vice President of NELICO since 1996.
                                 Formerly, Senior Vice President 1994-1996;
                                 Vice President 1990-1994 of The New England.
 James P. Bossert               Vice President and Controller of NELICO since
                                 1996. Formerly, Vice President and Controller
                                 1993-1996; Vice President 1991-1993 of The New
                                 England.
 Thom A. Faria                  President, Career Agency System (a business
                                 unit of NELICO) since 1996. Formerly,
                                 Executive Vice President in 1996; Senior Vice
                                 President, 1993-1996; Vice President, 1986-
                                 1993 of The New England.
 Chester R. Frost               Senior Vice President and Treasurer of NELICO
                                 since 1996. Formerly, Senior Vice President
                                 since 1980 and Treasurer since 1996 of The New
                                 England.
 Anne M. Goggin                 Senior Vice President and Associate General
                                 Counsel of NELICO since 1997. Formerly, Vice
                                 President and Counsel of NELICO in 1996; Vice
                                 President and Counsel 1994-1996 and Second
                                 Vice President and Counsel 1988-1994 of The
                                 New England.
 Edward C. Hall                 President, New England Services (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Services (a business
                                 unit of The New England) 1994-1996, Executive
                                 Vice President--Client Services, 1988 to 1994,
                                 of The New England.
 Daniel D. Jordan               Second Vice President, Counsel and Secretary of
                                 NELICO since 1996. Formerly, Counsel and
                                 Assistant Secretary of The New England, 1985-
                                 1996.
 Richard D. Keidan              Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of Metropolitan Life
                                 1994-1996 (Chief Marketing Officer of MetLife
                                 Brokerage); Regional Sales and Marketing
                                 Manager of Phoenix Home Life until 1994.
 Alan C. Leland, Jr.            Senior Vice President of NELICO since 1996.
                                 Formerly, Vice President of The New England
                                 1984-1996.
 Bruce C. Long                  President, New England Annuities (a business
                                 unit of NELICO) since 1996. Formerly,
                                 President, New England Annuities (a business
                                 unit of The New England) 1994-1996; Senior
                                 Vice President, New England Annuities in 1994;
                                 Vice President, Keyport Life Insurance 1992-
                                 1994; General Director, John Hancock Insurance
                                 1990-1992.

                         PRINCIPAL BUSINESS EXPERIENCE
       NAME               DURING THE PAST FIVE YEARS
       ----               --------------------------
 George J. Maloof        Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1991-1996.
 Eileen T. McCarthy      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President 1995-1996; Vice President 1989-
                          1995 of The New England.
 Thomas W. McConnell     Senior Vice President of NELICO since 1996. Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993. Formerly, National
                          Sales Manager of Alliance Fund Distributors in 1993;
                          National Sales Manager of Equitable Capital
                          Securities 1992-1993.
 Thomas W. Moore         Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1990-1996.
 Robert W. Powell        President, Life Brokerage (a business unit of NELICO)
                          since 1996. Formerly, Officer-in-Charge of MetLife
                          Brokerage (a subsidiary of Metropolitan Life
                          Insurance Company) 1994-1996; Marketing Vice
                          President 1988-1994.
 Gregory A. Ross         President, TNE Information Services (a business unit
                          of NELICO) since 1996. Formerly, President, TNE
                          Information Services (a business unit of The New
                          England) and Chief Information Officer of The New
                          England, 1994-1996; Senior Vice President and Chief
                          Information Officer 1993-1994; Vice President, 1991-
                          1993 of The New England. President of TNE Information
                          Services, Inc.
 Robert E. Schneider     Executive Vice President and Chief Financial Officer
                          of NELICO since 1996. Formerly, Director, Executive
                          Vice President and Chief Financial Officer, 1993 to
                          1996; Executive Vice President and Chief Financial
                          Officer, 1990-1993, of The New England.
 John G. Small, Jr.      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President of The New England 1990-1996.
 Ellen D. Sullivan       Senior Vice President and Associate General Counsel of
                          NELICO since 1997. Formerly, Vice President and
                          Counsel of NELICO in 1996; Vice President and Counsel
                          1994-1996 and Second Vice President and Counsel 1985-
                          1994 of The New England.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996. Formerly, Executive Vice President and
                          General Counsel of The New England, 1993-1996; Senior
                          Vice President and General Counsel, 1992 to 1993,
                          Senior Vice President and Associate General Counsel,
                          1990 to 1992, of The New England.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996. Formerly,
                          President, New England Employee Benefits Group (a
                          business unit of The New England), 1993-1996; Senior
                          Vice President of New England Employee Benefits
                          Group, 1989-1993 of The New England.
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996. Formerly, Executive Vice
                          President and Chief Investment Officer of The New
                          England 1993-1996; Senior Vice President--
                          Investments, 1989 to 1993, of The New England.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm of experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                        NEW ENGLAND ZENITH FUND
                                          ------------------------------------------------------------------------------------
                                                                                                                     GROWTH
                                            CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                                             GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)......................... $583,330,618 $36,866,420 $32,121,040 $35,364,494 $31,136,621 $26,636,623 $20,118,907
                    SHARES       COST
                   --------- ------------
 Capital Growth
  Series.........  1,365,890 $445,321,213
 Back Bay
  Advisors Bond
  Income Series..    349,015   36,825,901
 Back Bay
  Advisors Money
  Market Series..    321,210   32,121,040
 Westpeak Stock
  Index Series...    295,640   27,731,481
 Back Bay
  Advisors
  Managed Series.    182,770   24,998,992
 Loomis Sayles
  Avanti Growth
  Series.........    168,672   21,813,307
 Westpeak Growth
  and Income
  Series.........    132,562   17,011,817
 Loomis Sayles
  Small Cap
  Series.........    173,260   21,938,318
 Salomon Bros.
  U.S. Government
  Series.........      4,330       47,709
 Loomis Sayles
  Balanced
  Series.........    277,182    3,519,191
 Alger Equity
  Growth Series..  1,694,286   24,312,591
 Draycott
  International
  Equity Series..    441,122    4,844,072
 Davis Venture
  Value Series...  1,191,836   16,778,624
 Salomon Bros.
  Bond
  Opportunities
  Series.........      2,345       28,407
 VIP Equity-
  Income Series..  3,994,844   67,601,587
 VIP Overseas
  Series.........  3,251,652   51,758,903
 VIP High Income
  Series.........    370,017    4,270,016
 VIP II Asset
  Manager Series.    244,107    3,585,079
 Amount due and accrued (payable) from
  policy-related transactions, net.......      378,429      37,297   1,495,891      73,267      36,326      69,074      23,180
 Dividends receivable....................      --          --          135,927     --          --          --          --
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Assets.........................  583,709,047  36,903,717  33,752,858  35,437,761  31,172,947  26,705,697  20,142,087
LIABILITIES
 Due New England Life Insurance Company..   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Liabilities....................   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................ $524,999,620 $32,750,856 $29,812,279 $31,327,162 $28,585,004 $22,491,360 $17,171,696
                                          ============ =========== =========== =========== =========== =========== ===========

                       See Notes to Financial Statements

                                                                                                 VARIABLE INSURANCE
                                                                                                    PRODUCTS FUND
-------------------------------------------------------------------------- ------------- -----------------------------------

   SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------




$24,997,883    $46,890   $3,755,816  $26,396,980  $4,980,263   $19,176,647    $27,254    $84,011,576 $61,261,119 $4,632,616




















































     49,863        (56)         446       33,786      (6,452)       90,311      --            39,225      91,476        388
    --           --          --          --           --           --           --           --          --          --
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
 25,047,746     46,834    3,756,262   26,430,766   4,973,811    19,266,958     27,254     84,050,801  61,352,595  4,633,004

  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------

$21,522,731    $46,037   $3,233,409  $22,070,282  $4,237,975   $16,661,970    $26,768    $72,359,572 $51,409,341 $4,098,641
===========    =======   ==========  ===========  ==========   ===========    =======    =========== =========== ==========





















  VARIABLE
  INSURANCE
  PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------




$4,132,726   $  998,994,493




















































    (5,236)       2,407,215
    --              135,927
------------ --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
------------ --------------
   547,395      115,152,837
------------ --------------

$3,580,095   $  886,384,798
============ ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL      BOND         MONEY       STOCK                  AVANTI        AND
                            GROWTH      INCOME       MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ----------- -----------  ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $32,991,113 $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679  $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456      160,903     168,590     158,607     137,775     100,738
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net investment income
 (loss).................   30,009,869  2,386,677    1,145,809     672,864   2,783,808   1,356,904   1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....   71,963,590    997,195       --       2,853,587   5,216,548   2,881,100   2,105,777
 End of period..........  138,009,405     40,519       --       7,633,013   6,137,629   4,823,316   3,107,090
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)      --       4,779,426     921,081   1,942,216   1,001,313
Net realized gain (loss)
 on investments.........      985,421        299       --           1,808      69,775      27,429      18,964
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)      --       4,781,234     990,856   1,969,645   1,020,277
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549  $2,723,883
                          =========== ==========   ==========  ==========  ==========  ==========  ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                    VARIABLE INSURANCE
                                                                                                       PRODUCTS FUND
 ------------------------------------------------------------------------------------------------------------------------------

    SMALL         U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT*  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ------------ ----------- -----------  ------------- ----------- ------------- ----------- ----------- -----------

 $1,624,708      $ 702      $104,939   $   44,863     $ 71,347    $  444,012     $ 1,218    $ 2,662,990 $1,164,550   $199,463


     90,146         28        11,713      104,685       19,385        64,656          40        428,473    325,346     19,551
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------

  1,534,562        674        93,226      (59,822)      51,962       379,356       1,178      2,234,517    839,204    179,912







    768,552        --          3,769       65,901       24,089       171,931       --         9,642,454  4,022,725    167,043
  3,059,565       (819)      236,625    2,084,389      136,191     2,398,023      (1,153)    16,409,989  9,502,216    362,600
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,291,013       (819)      232,856    2,018,488      112,102     2,226,092      (1,153)     6,767,535  5,479,491    195,557

     31,570        --          2,318       11,723          159         4,907       --            27,750     44,049      1,942
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,322,583       (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285  5,523,540    197,499
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


 $3,857,145      $(145)     $328,400   $1,970,389     $164,223    $2,610,355     $    25    $ 9,029,802 $6,362,744   $377,411
 ==========      =====      ========   ==========     ========    ==========     =======    =========== ==========   ========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------- ------------

   ASSET
  MANAGER
SUB-ACCOUNT    TOTAL
----------- ------------

 $174,907   $ 50,453,549


   20,483      4,984,819
----------- ------------

  154,424     45,468,730







  269,255    101,153,516
  547,647    194,486,245
----------- ------------


  278,392     93,332,729

    4,122      1,232,236
----------- ------------


  282,514     94,564,965
----------- ------------


 $436,938   $140,033,695
=========== ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                               NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL       BOND         MONEY       STOCK                   AVANTI
                             GROWTH      INCOME       MARKET       INDEX       MANAGED     GROWTH
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                          ------------ -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $ 58,318,276 $ 1,844,411  $1,109,838  $   627,118  $1,061,289  $  535,217
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846     143,873     112,033       95,240     113,501      77,636
                          ------------ -----------  ----------  -----------  ----------  ----------
Net investment income...    56,144,430   1,700,538     997,805      531,878     947,788     457,581
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....     9,892,073  (2,028,893)     --       (1,645,744)    703,242     205,680
 End of period..........    71,963,590     997,195      --        2,853,587   5,216,548   2,881,100
                          ------------ -----------  ----------  -----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517   3,026,088      --        4,499,331   4,513,306   2,675,420
Net realized gain (loss)
 on investments.........     1,613,390       7,382      --            7,637      42,457      21,233
                          ------------ -----------  ----------  -----------  ----------  ----------
Net realized and
 unrealized gain on
 investments............    63,684,907   3,033,470      --        4,506,968   4,555,763   2,696,653
                          ------------ -----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $ 4,734,008  $  997,805  $ 5,038,846  $5,503,551  $3,154,234
                          ============ ===========  ==========  ===========  ==========  ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                                     VARIABLE
                                                                                                                     INSURANCE
                                                                                        VARIABLE INSURANCE           PRODUCTS
                                                                                           PRODUCTS FUND              FUND II
 ------------------------------------------------------------------------------ ----------------------------------- -----------
   GROWTH
     AND         SMALL                    EQUITY     INTERNATIONAL   VENTURE      EQUITY-                  HIGH        ASSET
   INCOME         CAP       BALANCED      GROWTH        EQUITY        VALUE       INCOME     OVERSEAS     INCOME      MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ------------ ------------  ------------- ------------ ----------- ----------- ----------- -----------

 $  606,696   $  365,015    $17,538       $195,436      $12,460      $ 86,716   $ 2,284,557 $  282,520   $  8,412    $ 11,896


     52,633       24,746        743         11,686        2,165         7,251       233,864    240,253      6,639       9,537
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------
    554,063      340,269     16,795        183,750       10,295        79,465     2,050,693     42,267      1,773       2,359







      1,918        4,662       --              --         --            --          149,659    260,895        213      (1,503)
  2,105,777      768,552      3,769         65,901       24,089       171,931     9,642,454  4,022,725    167,043     269,255
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,103,859      763,890      3,769         65,901       24,089       171,931     9,492,795  3,761,830    166,830     270,758

      9,493        1,325        223             237         (34)          203        61,089     32,279      2,817       4,661
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,113,352      765,215      3,992         66,138       24,055       172,134     9,553,884  3,794,109    169,647     275,419
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


 $2,667,415   $1,105,484    $20,787       $249,888      $34,350      $251,599   $11,604,577 $3,836,376   $171,420    $277,778
 ==========   ==========    =======      ========       =======      ========   =========== ==========   ========    ========




------------



    TOTAL
------------

$ 67,367,395


   3,305,646
------------
  64,061,749







   7,542,202
 101,153,516
------------


  93,611,314

   1,804,392
------------


  95,415,706
------------


$159,477,455
============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------
                                                                                     GROWTH
                     CAPITAL        BOND      MONEY     STOCK                AVANTI    AND     SMALL
                      GROWTH       INCOME     MARKET    INDEX      MANAGED   GROWTH  INCOME     CAP
                       SUB-         SUB-       SUB-      SUB-       SUB-      SUB-    SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT     ACCOUNT   ACCOUNT ACCOUNT  ACCOUNT*
                   ------------  ----------  -------- ----------  ---------  ------- -------  --------
INCOME
Dividends........  $ 13,519,083  $1,399,070  $691,932 $  307,159  $ 678,949  $43,109 $89,817   $  327
EXPENSE
Mortality and
 expense risk
 charge (Note 3).     1,637,278     107,252    93,830     59,230     86,049   31,737  18,214       28
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net investment
 income (loss)...    11,881,805   1,291,818   598,102    247,929    592,900   11,372  71,603      299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    46,100,393      41,284     --    (1,457,732) 1,602,795  143,154  67,310     --
 End of period...     9,892,073  (2,028,893)    --    (1,645,744)   703,242  205,680   1,918    4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net change in
 unrealized
 appreciation
 (depreciation)..   (36,208,320) (2,070,177)    --      (188,012)  (899,553)  62,526 (65,392)   4,662
Net realized gain
 (loss) on
 investments.....        67,810       1,763     --         6,200     37,994      542     776     --
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510) (2,068,414)    --      (181,812)  (861,559)  63,068 (64,616)   4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(24,258,705) $ (776,596) $598,102 $   66,117  $(268,659) $74,440 $ 6,987   $4,961
                   ============  ==========  ======== ==========  =========  ======= =======   ======
                                                  VARIABLE
                                                  INSURANCE
                        VARIABLE INSURANCE        PRODUCTS
                          PRODUCTS FUND            FUND II
                   ------------------------------ --------- -------------
                   EQUITY-                HIGH      ASSET
                    INCOME   OVERSEAS    INCOME    MANAGER
                     SUB-      SUB-       SUB-      SUB-
                   ACCOUNT    ACCOUNT   ACCOUNT** ACCOUNT**    TOTAL
                   --------- ---------- --------- --------- -------------
INCOME
Dividends........  $670,101  $  69,390    $ --     $    --  $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note 3).    75,586    133,276       6          34     2,242,520
                   --------- ---------- --------- --------- -------------
Net investment
 income (loss)...   594,515    (63,886)     (6)        (34)   15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    93,013    700,341     --        --       47,290,558
 End of period...   149,659    260,895     213      (1,503)    7,542,202
                   --------- ---------- --------- --------- -------------
Net change in
 unrealized
 appreciation
 (depreciation)..    56,646   (439,446)    213      (1,503)  (39,748,356)
Net realized gain
 (loss) on
 investments.....      (929)      (471)    --        --          113,685
                   --------- ---------- --------- --------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    55,717   (439,917)    213      (1,503)  (39,634,671)
                   --------- ---------- --------- --------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $650,232  $(503,803)   $207     $(1,537) $(24,408,254)
                   ========= ========== ========= ========= =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements



--------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------



 $1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178


  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------



  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25





  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --

 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190


 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------



 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------

 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768

  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
            VARIABLE INSURANCE            PRODUCTS
            PRODUCTS FUND                  FUND II
---------------------------------------- ------------ --------------

  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
------------- ------------- ------------ ------------ --------------



$  2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730


   6,795,285     5,523,540     197,499      282,514      94,564,965
------------- ------------- ------------ ------------ --------------



   9,029,802     6,362,744     377,411      436,938     140,033,695





  20,426,731    17,135,189     970,763    1,258,847     285,719,085

   9,029,810     1,051,463   1,631,762      560,948        --


 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
------------- ------------- ------------ ------------ --------------



  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
------------- ------------- ------------ ------------ --------------

  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514

  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
------------- ------------- ------------ ------------ --------------

$ 72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
============= ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                            NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL        BOND         MONEY         STOCK                    AVANTI
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653
                          ------------  -----------  ------------  -----------  -----------  -----------
 Increase in net assets
  resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)
                          ------------  -----------  ------------  -----------  -----------  -----------
Increase in net assets
 resulting from policy
 related transactions...    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012
                          ------------  -----------  ------------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211
                          ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457
                          ============  ===========  ============  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- -------------------------------------
  GROWTH
    AND         SMALL                     EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH
  INCOME         CAP        BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------  -----------  ------------ ------------  ------------- ------------ -----------  -----------  -----------


$   554,063  $   340,269    $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773


  2,113,352      765,215       3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  2,667,415    1,105,484      20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420





  3,473,273    2,237,626      81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370

  2,645,617    4,814,141     409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857


(2,568,808)   (1,803,085)    (94,428)   (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  3,550,082    5,248,682     397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

  6,217,497    6,354,166     418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071

  4,092,981      190,830       --           --            --            --       19,132,167   27,868,832      30,422
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

$10,310,478  $ 6,544,996    $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493
===========  ===========    ========   ===========     =========    ==========  ===========  ===========  ==========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------


$    2,359   $  64,061,749


   275,419      95,415,706
------------ --------------


   277,778     159,477,455





   696,227     202,985,540

 1,507,606        --


  (709,312)   (115,320,001)
------------ --------------


 1,494,521      87,665,539
------------ --------------

 1,772,299     247,142,994

   200,694     365,491,290
------------ --------------

$1,972,993   $ 612,634,284
============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND                       STOCK                                 GROWTH      SMALL
                      GROWTH       INCOME        MONEY         INDEX                    AVANTI         AND        CAP
                       SUB-         SUB-         MARKET        SUB-        MANAGED      GROWTH       INCOME       SUB-
                     ACCOUNT       ACCOUNT    SUB- ACCOUNT    ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
unrealized gain
(loss) on
investments......   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
(to) from other
sub-accounts.....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
New England Life
Insurance
Company..........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
assets resulting
from policy-
related
transactions.....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
net assets.......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
END OF THE
PERIOD...........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                                               HIGH      ASSET
                     EQUITY-                  INCOME    MANAGER
                     INCOME      OVERSEAS      SUB-      SUB-
                   SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
unrealized gain
(loss) on
investments......       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
(to) from other
sub-accounts.....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
New England Life
Insurance
Company..........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
assets resulting
from policy-
related
transactions.....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
net assets.......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
END OF THE
PERIOD...........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.

                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                        SUB-ADVISER
        ------           ------------------------- ---------------------------------------
Capital Growth           Capital Growth
                         Management, L.P. ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Draycott International   TNE Advisers, Inc.**      Draycott Partners, Ltd.
 Equity
Davis Venture Value      TNE Advisers, Inc.**      Davis Selected Advisers, Inc.
Alger Equity Growth      TNE Advisers, Inc.**      Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Government
Salomon Brothers         TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Strategic Bond
 Opportunities

 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:

                                                   PURCHASES      SALES
                                                  ------------ ------------
   Capital Growth Series                          $192,435,910 $125,337,191
   Back Bay Advisors Money Market Series            98,065,488   87,200,674
   Back Bay Advisors Bond Income Series             18,719,861   11,239,097
   Back Bay Advisors Managed Series                 13,159,539    7,382,329
   Westpeak Stock Index Series                      16,840,737    7,613,106
   Westpeak Growth and Income Series                11,290,092    4,514,904
   Loomis Sayles Avanti Growth Series               14,804,586    7,554,161
   Loomis Sayles Small Cap Series                   20,487,120    6,016,762
   Loomis Sayles Balanced Series                     3,720,239      699,768
   Draycott International Equity Series              5,234,589    1,560,413
   Davis Venture Value Series                       16,761,770    3,814,839
   Alger Equity Growth Series                       25,051,802    7,538,044
   Salomon Brothers U.S. Government Series*             47,709      --
   Salomon Brothers Strategic Bond Opportunities
    Series*                                             28,407      --
   VIP Equity-Income Series                         40,788,600   18,781,619
   VIP Overseas Series                              29,417,696   19,661,090
   VIP High Income Series                            3,849,778    1,456,754
   VIP II Asset Manager Series                       2,822,409    1,496,363

* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.17%    (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%
Bond Income.............   1.91%     7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%
Money Market............   6.16%     7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.40%)   15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%
Managed.................  (0.89%)    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.47%   (0.62%)  29.90%   17.20%
Growth and Income.............................................................   13.97%   (1.55%)  35.99%   17.68%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.29%    6.69%   34.62%   13.88%
Overseas......................................................................   14.57%    1.37%    9.30%   12.82%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.45%)  28.40%   30.22%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.58%)  20.18%   13.63%
Asset Manager..........................................................................   (4.41%)  16.55%   14.20%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.84%   12.78%
Balanced........................................................................................   13.75%   16.50%
International Equity............................................................................    3.85%    6.30%
Venture Value...................................................................................   21.64%   25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.02%    (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%
Bond Income.............   1.81%     7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%
Money Market............   6.05%     7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.46%)   15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%
Managed.................  (0.96%)    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.39%   (0.72%)  29.77%   17.08%
Growth and Income.............................................................   13.90%   (1.65%)  35.85%   17.56%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.22%    6.59%   34.49%   13.77%
Overseas......................................................................   14.49%    1.27%    9.19%   12.70%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.52%)  28.27%   30.09%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.61%)  20.06%   13.52%
Asset Manager..........................................................................   (4.45%)  16.43%   14.09%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.76%   12.66%
Balanced........................................................................................   13.67%   16.39%
International Equity............................................................................    3.79%    6.19%
Venture Value...................................................................................   21.56%   25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.79%    (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%
Bond Income.............   1.65%     7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%
Money Market............   5.89%     6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.55%)   15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%
Managed.................  (1.06%)    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.28%   (0.87%)  29.57%   16.90%
Growth and Income.............................................................   13.78%   (1.80%)  35.65%   17.38%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.11%    6.43%   34.29%   13.59%
Overseas......................................................................   14.38%    1.12%    9.02%   12.53%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.61%)  28.08%   29.90%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.66%)  19.88%   13.35%
Asset Manager..........................................................................   (4.49%)  16.26%   13.91%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.64%   12.49%
Balanced........................................................................................   13.56%   16.21%
International Equity............................................................................    3.68%    6.03%
Venture Value...................................................................................   21.44%   25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.34%    (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%
Bond Income.............   1.35%     7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%
Money Market............   5.57%     6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.73%)   15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%
Managed.................  (1.26%)    8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.05%   (1.16%)  29.19%   16.55%
Growth and Income.............................................................   13.55%   (2.09%)  35.25%   17.03%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    8.89%    6.11%   33.89%   13.25%
Overseas......................................................................   14.15%    0.82%    8.70%   12.19%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.80%)  27.69%   29.50%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.76%)  19.53%   13.00%
Asset Manager..........................................................................   (4.59%)  15.91%   13.57%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.39%   12.15%
Balanced........................................................................................   13.33%   15.86%
International Equity............................................................................    3.48%    5.71%
Venture Value...................................................................................   21.20%   24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.56%    (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%
Bond Income.............   1.50%     7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%
Money Market............   5.73%     6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (13.06%)   15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%
Managed.................  (1.15%)    8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.16%   (1.01%)  29.38%   16.72%
Growth and Income.............................................................   13.67%   (1.94%)  35.45%   17.21%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.00%    6.27%   34.09%   13.42%
Overseas......................................................................   14.26%    0.97%    8.86%   12.36%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.71%)  27.88%   29.70%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.71%)  19.71%   13.17%
Asset Manager..........................................................................   (4.54%)  16.08%   13.74%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.51%   12.32%
Balanced........................................................................................   13.44%   16.03%
International Equity............................................................................    3.58%    5.87%
Venture Value...................................................................................   21.32%   24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Bond Income.............   2.27%     8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%
Money Market............   6.53%     7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%     5.70%    5.13%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Stock Index............. (12.20%)   16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%    36.92%   22.47%
Managed.................  (0.66%)    9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)   31.26%   15.03%
                                                                                4/30/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94  12/31/95 12/31/96
-----------                                                                     -------- --------- -------- --------
Avanti Growth.................................................................   14.74%   (0.27%)   30.35%   17.61%
Growth and Income.............................................................   14.24%   (1.21%)   36.47%   18.10%
                                                                                          5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Small Cap..............................................................................   (3.23%)   28.84%   30.68%
                                                                                         10/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Equity Growth..........................................................................   (4.20%)   48.69%   13.17%
Balanced...............................................................................   (0.10%)   24.79%   16.91%
International Equity...................................................................    2.60%     6.23%    6.67%
Venture Value..........................................................................   (3.50%)   39.28%   25.84%
U.S. Government........................................................................    0.60%    15.02%    3.31%
Strategic Bond Opportunities...........................................................   (1.40%)   19.38%   14.36%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                       INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                            NOTES      1996           1995
                                            ----- -------------- --------------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair
   Value................................... 2,11  $  524,284,643 $  575,834,866
  Held to Maturity, at Amortized Cost......           29,666,318     36,550,618
  Mortgage Loans on Real Estate............ 2,11        --            2,210,153
  Policy Loans.............................   11      76,262,779     58,210,498
  Real Estate..............................            1,701,981       --
  Short-Term Investments...................   11     156,559,460     20,828,254
  Other Invested Assets....................           12,956,434        206,000
                                                  -------------- --------------
  Total Investments........................          801,431,615    693,840,389
  Cash and Cash Equivalents................   11      49,147,342     35,129,015
  Deferred Policy Acquisition Costs........          434,636,666    353,809,245
  Accrued Investment Income................           13,712,748     14,621,811
  Premiums and Other Receivables...........    4       5,941,433     10,311,027
  Other Assets.............................           95,106,160     11,148,103
  Separate Account Assets..................        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Assets...........................       $2,606,935,462 $1,867,044,306
                                                  ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.....................    4  $  464,888,914 $  446,687,020
Policyholder Account Balances.............. 4,11     181,594,090    138,831,391
Other Policyholder Funds...................   11       2,071,162      2,353,586
Policyholder Dividends Payable.............            9,018,002      7,346,500
Short and Long-Term Debt................... 8,11      84,056,337     79,347,546
Income Taxes Payable:                          5
  Current..................................            6,272,302      9,179,749
  Deferred.................................           39,463,081     54,981,645
Other Liabilities..........................           62,190,384     25,629,031
Separate Account Liabilities...............        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Liabilities......................        2,056,513,770  1,512,541,184
                                                  -------------- --------------
Commitments and Contingencies (Notes 2, 4,
 8 and 9)..................................
EQUITY
Common Stock...............................            2,500,000      2,500,000
Contributed Capital........................          497,945,598    289,099,450
Retained Earnings..........................           46,248,721     36,547,252
Net Unrealized Investment Gains............    3       3,727,373     26,356,420
                                                  -------------- --------------
    Total Equity...........................          550,421,692    354,503,122
                                                  -------------- --------------
Total Liabilities and Equity...............       $2,606,935,462 $1,867,044,306
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                   NOTES     1996         1995         1994
                                   ----- ------------ ------------ ------------
REVENUES
Premiums, net....................     4  $ 37,410,040 $ 38,565,735 $206,099,650
Universal Life and Investment-
 Type Product Policy Fee Income..         101,755,632   79,371,437   63,349,660
Net Investment Income............     3    49,628,343   41,815,075    4,069,355
Investment Gains (Losses), Net...     3    15,979,267   21,979,906      (64,081)
Commissions, Fees and Other In-
 come............................          44,929,609   34,554,617  264,883,323
                                         ------------ ------------ ------------
Total Revenues...................         249,702,891  216,286,770  538,337,907
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits, net.......     4    65,520,519   55,810,172  435,150,792
Interest Credited to Policyholder
 Account Balances................           5,557,652    2,564,651      904,003
Policyholder Dividends...........          14,829,641   13,953,664    7,232,042
Other Operating Costs and Ex-
 penses..........................         151,043,021  110,890,061   83,725,839
                                         ------------ ------------ ------------
Total Benefits and Other Deduc-
 tions...........................         236,950,833  183,218,548  527,012,676
                                         ------------ ------------ ------------
Earnings from Continuing
 Operations before Income Taxes..          12,752,058   33,068,222   11,325,231
Income Taxes.....................     5     3,050,589   12,302,605    4,188,483
                                         ------------ ------------ ------------
NET EARNINGS.....................        $  9,701,469 $ 20,765,617 $  7,136,748
                                         ============ ============ ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        NET
                              COMMON                 UNREALIZED
                             STOCK &                 INVESTMENT
                           CONTRIBUTED   RETAINED      GAINS
                             CAPITAL     EARNINGS     (LOSSES)       TOTAL
                           ------------ ----------- ------------  ------------
BALANCES AT JANUARY 1,
 1994..................... $175,028,227 $ 8,644,887 $    104,801  $183,777,915
Net Earnings..............                7,136,748                  7,136,748
Change in Net Unrealized
 Investment Gains
 (Losses).................                              (774,432)     (774,432)
Contributed Capital.......   53,028,000                             53,028,000
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1994.....................  228,056,227  15,781,635     (669,631)  243,168,231
Net Earnings..............               20,765,617                 20,765,617
Change in Net Unrealized
 Investment Gains
 (Losses).................                            27,026,051    27,026,051
Contributed Capital.......   63,543,223                             63,543,223
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1995.....................  291,599,450  36,547,252   26,356,420   354,503,122
Net Earnings..............                9,701,469                  9,701,469
Change in Net Unrealized
 Investment Gains
 (Losses).................                           (22,629,047)  (22,629,047)
Contributed Capital.......  208,846,148                            208,846,148
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1996..................... $500,445,598 $46,248,721 $  3,727,373  $550,421,692
                           ============ =========== ============  ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES....................... $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   -------------  -------------  -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and Repayments
   of:
    Available for Sale Fixed
     Maturities...................   276,420,158    538,296,916     13,480,392
    Held to Maturity Fixed
     Maturities...................    10,519,220        625,000       --
    Mortgage Loans on Real Estate.     2,210,152         11,789          8,000
  Purchases of:
    Available for Sale Fixed
     Maturities...................  (259,713,146)  (983,517,566)  (121,490,180)
    Real Estate...................      (480,007)      --             --
    Fixed Asset Property and
     Equipment....................    (3,786,192)      --             --
    Other Assets..................   (11,024,000)       (15,000)       (32,000)
  Net Change in Short-Term
   Investments....................  (135,731,206)   379,325,026     13,737,203
  Net Change in Policy Loans......   (18,052,280)   (14,243,155)   (13,293,625)
  Other, Net......................        66,820       (114,000)     2,255,589
                                   -------------  -------------  -------------
NET CASH USED IN INVESTING
 ACTIVITIES.......................  (139,570,481)   (79,630,990)  (105,334,621)
                                   -------------  -------------  -------------
Cash Flows from Financing
 Activities:
  Common Stock....................
  Capital Contributions...........   159,162,170      9,515,000     52,698,000
  Borrowed Money..................                   25,000,000     50,000,000
  Policyholder Account Balances:
    Deposits......................   482,551,966    281,761,424    201,732,909
    Withdrawals...................  (364,932,882)  (148,402,748)  (108,766,575)
  Financial Reinsurance
   Receivables....................   (37,518,575)      --             --
                                   -------------  -------------  -------------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES.......................   239,262,679    167,873,676    195,664,334
                                   -------------  -------------  -------------
Change in Cash and Cash
 Equivalents......................    14,018,327    (23,591,221)    44,267,121
Cash and Cash Equivalents,
 Beginning of Year................    35,129,015     58,720,236     14,453,115
                                   -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END OF
 YEAR............................. $  49,147,342  $  35,129,015  $  58,720,236
                                   =============  =============  =============
Supplemental Cash Flow
 Information:
  Interest Paid................... $   1,523,134  $   1,277,033  $      --
                                   =============  =============  =============
  Income Taxes Paid............... $   4,720,928  $   6,764,653  $     132,000
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET EARNINGS.....................  $   9,701,469  $  20,765,617  $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash Provided by
 (Used in) Operating Activities:
  Change in Deferred Policy
   Acquisition Costs, Net........    (68,626,162)   (45,823,425)  (128,219,002)
  Change in Accrued Investment
   Income........................        909,063    (11,507,438)       (87,020)
  Change in Premiums and Other
   Receivables...................      4,369,594     (4,072,681)    (1,494,680)
  Investment (Gains) Losses, Net.    (15,979,267)   (21,979,906)        64,081
  Depreciation and Amortization
   Expenses......................      4,119,881      5,724,945         99,912
  Change in Transfer to Separate
   Account.......................     (2,242,885)     1,412,264        105,477
  Interest Credited to
   Policyholder Account Balances.      5,557,652      2,564,651        904,003
  Universal Life and Investment-
   Type Product Policy Fee
   Income........................   (101,755,632)   (79,371,437)   (63,349,660)
  Change in Future Policy
   Benefits......................     18,201,894     14,538,593    125,898,745
  Change in Other Policyholder
   Funds.........................       (282,879)     1,789,475        156,400
  Change in Policyholder
   Dividends Payable.............      1,671,502        114,458      7,232,042
  Change in Income Taxes Payable.     (6,633,789)    10,210,526     10,337,032
  Other, Net.....................     65,315,688     (6,199,549)    (4,846,670)
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES......................  $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO), was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

 VALUATION OF INVESTMENTS

Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

 INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

 PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

 RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

                      NEW ENGLAND LIFE INSURANCE COMPANY

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

 INCOME TAXES

NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

 ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NEW ENGLAND LIFE INSURANCE COMPANY

2. INVESTMENTS

 DEBT SECURITIES

The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

HELD TO MATURITY SECURITIES

                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  7,344,149 $    51,289 $    6,095 $  7,298,955
  States and political subdi-
   visions....................      517,770      38,031                 479,739
  Corporate...................   22,648,666     860,180     99,138   21,887,624
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 30,510,585 $   949,500 $  105,233 $ 29,666,318
                               ============ =========== ========== ============

HELD TO MATURITY SECURITIES
                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  9,695,983 $   179,024 $          $  9,516,959
  States and political subdi-
   visions....................      530,650      60,604                 470,046
  Corporate...................   26,599,841     257,222    170,994   26,513,613
  Other.......................       50,000                              50,000
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 36,876,474 $   496,850 $  170,994 $ 36,550,618
                               ============ =========== ========== ============

AVAILABLE FOR SALE SECURITIES
                                               GROSS UNREALIZED
                                AMORTIZED   ----------------------  ESTIMATED
                                   COST        GAIN        LOSS     FAIR VALUE
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  5,464,659 $    46,737 $   24,580 $  5,486,816
  Foreign governments.........    1,577,439       1,147     57,272    1,521,314
  Corporate...................  505,682,553  18,637,259  7,092,856  517,226,956
  Mortgage-backed securities..       48,759         798                  49,557
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $512,773,410 $18,685,941 $7,174,708 $524,284,643
                               ============ =========== ========== ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

AVAILABLE FOR SALE SECURITIES

                                                GROSS UNREALIZED
                                  AMORTIZED   --------------------  ESTIMATED
                                     COST        GAIN       LOSS    FAIR VALUE
                                 ------------ ----------- -------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government corporations
   and agencies................. $  1,991,186 $       746 $  1,135 $  1,990,797
  Foreign governments...........    3,017,691     178,111             3,195,802
  Corporate.....................  512,320,546  58,440,764  183,844  570,577,466
  Mortgage-backed securities....       69,877         924                70,801
                                 ------------ ----------- -------- ------------
Total Fixed Maturities.......... $517,399,300 $58,620,545 $184,979 $575,834,866
                                 ============ =========== ======== ============

Included in net unrealized appreciation (deprection) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:

                                                               1996     1995
                                                              ------- --------
   Net unrealized gains on investments....................... $ 8,213 $372,881
   Unrealized gains (losses) on the maturity of forward con-
    tracts...................................................  13,665  (76,214)
                                                              ------- --------
                                                              $21,878 $296,667
                                                              ======= ========

The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.

                                                         ESTIMATED   AMORTIZED
                                                        FAIR VALUE     COST
                                                        ----------- -----------
   Due in one year or less............................. $ 3,792,488 $ 3,783,539
   Due after one year through five years...............   8,714,767   8,791,593
   Due after five years through ten years..............  17,503,330  16,591,186
   Due after ten years.................................     500,000     500,000
                                                        ----------- -----------
     Total............................................. $30,510,585 $29,666,318
                                                        =========== ===========

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                       AMORTIZED    ESTIMATED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
   Due in one year or less........................... $            $
   Due after one year through five years.............   23,380,259   23,820,548
   Due after five years through ten years............   51,941,867   51,169,921
   Due after ten years...............................  437,402,525  449,244,617
                                                      ------------ ------------
     Subtotal........................................  512,724,651  524,235,086
   Mortgage-backed securities........................       48,759       49,557
                                                      ------------ ------------
       Total......................................... $512,773,410 $524,284,643
                                                      ============ ============

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                      NEW ENGLAND LIFE INSURANCE COMPANY

 ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

 MORTGAGE LOANS

As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

 ASSETS ON DEPOSIT

As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of investment income are as follows:

                                                 1996        1995        1994
                                              ----------- ----------- ----------
   Fixed maturities.........................  $44,629,921 $39,264,322 $1,597,939
   Mortgage loans on real estate............      110,037     233,974    235,138
   Real estate..............................       55,149
   Policy loans.............................    3,734,183   2,831,097  1,996,359
   Cash, cash equivalents and short-term in-
    vestments...............................    3,656,448   1,173,815    597,425
   Other investment income..................       37,135
                                              ----------- ----------- ----------
   Gross investment income..................   52,222,873  43,503,208  4,426,861
   Investment expenses......................    2,594,530   1,688,133    357,506
                                              ----------- ----------- ----------
   Investment income, net...................  $49,628,343 $41,815,075 $4,069,355
                                              =========== =========== ==========

Investment gains (losses) are summarized as follows:

                                                1996        1995        1994
                                             ----------- -----------  --------
   Fixed maturities......................... $15,467,124 $21,981,201  $(64,090)
   Other....................................     512,143      (1,295)        9
                                             ----------- -----------  --------
   Investment gains (losses), net........... $15,979,267 $21,979,906  $(64,081)
                                             =========== ===========  ========

Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and
$141,409 were realized on those sales.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                             1996          1995        1994
                                         ------------  ------------  ---------
   Year ended December 31
   Balance, beginning of year..........  $ 26,356,420  $   (669,631) $ 104,801
     Change in unrealized investment
      gains (losses)...................   (46,851,102)   58,946,561        --
     Effect of adopting SFAS No. 115...           --            --    (931,481)
     Change in unrealized investment
      gains (losses) attributable to:
       Deferred policy acquisition cost
        allowances.....................    12,210,988   (17,883,703)    98,294
       Deferred income tax (expense)
        benefit........................    12,011,067   (14,036,807)    58,755
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ------------  ------------  ---------
   December 31
   Balance, end of year, comprises:
    Unrealized investment gains (loss-
     es) on:
     Fixed maturities..................   $11,524,866  $ 58,369,351  $(574,586)
     Other.............................        (4,327)        2,290       (334)
                                         ------------  ------------  ---------
                                           11,520,539    58,371,641   (574,920)
   Amounts of unrealized investment
    gains (loss)
    attributable to:
     Deferred policy acquisition cost
      allowances.......................    (5,755,640)  (17,966,628)   (82,925)
     Deferred income taxes.............    (2,037,526)  (14,048,593)   (11,786)
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ============  ============  =========

Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                          1996          1995          1994
                                      ------------  ------------  -------------
   Direct premiums................... $  2,681,689  $  2,794,103  $     329,113
   Reinsurance assumed...............   67,482,752    69,329,831    402,121,966
   Reinsurance ceded.................  (32,754,401)  (33,558,199)  (196,351,429)
                                      ------------  ------------  -------------
   Net premiums earned............... $ 37,410,040  $ 38,565,735  $ 206,099,650
                                      ============  ============  =============

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

NELICO and its eligible subsidiary file a consolidated U.S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                            CURRENT     DEFERRED       TOTAL
                                          -----------  -----------  -----------
   1996
   Federal............................... $ 5,333,391  $(1,531,395) $ 3,801,996
   State and Local.......................                 (751,407)    (751,407)
                                          -----------  -----------  -----------
   Total................................. $ 5,333,391  $(2,282,802) $ 3,050,589
                                          ===========  ===========  ===========
   1995
   Federal............................... $ 5,503,644 $  6,354,610  $11,858,254
   State and Local.......................                  444,351      444,351
                                          -----------  -----------  -----------
   Total................................. $ 5,503,644  $ 6,798,961  $12,302,605
                                          ===========  ===========  ===========
   1994
   Federal............................... $(1,960,017) $ 5,557,870  $ 3,597,853
   State and Local.......................                  590,630      590,630
                                          -----------  -----------  -----------
   Total................................. $(1,960,017) $ 6,148,500  $ 4,188,483
                                          ===========  ===========  ===========

Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                            1996         1995         1994
                                        ------------  -----------  -----------
   Income before taxes................. $ 12,752,058  $33,068,222  $11,325,231
   Income tax rate.....................          35%          35%          35%
                                        ------------  -----------  -----------
   Expected income tax expense at
    federal statutory
    income tax rate....................    4,463,220   11,573,878    3,963,831
   Tax effect of:
     Change in valuation allowance.....  (13,948,000)    (413,000)    (402,850)
     NOL benefit write-off.............   13,012,000      --           --
     State and local income taxes......     (488,415)     288,828      383,910
     Tax credits.......................
     Other, net........................       11,784      852,899      243,592
                                        ------------  -----------  -----------
   Income Tax Expense (Benefit)........ $  3,050,589  $12,302,605  $ 4,188,483
                                        ============  ===========  ===========

                      NEW ENGLAND LIFE INSURANCE COMPANY

The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:

                                                      1996           1995
                                                  -------------  -------------
   Deferred tax assets:
     Policyholder liabilities.................... $  83,303,973  $  69,491,980
     Net operating loss carryforward.............    12,547,940     13,012,000
     Other.......................................    14,690,260      9,890,697
                                                  -------------  -------------
   Total gross assets............................   110,542,173     92,394,677
     Less valuation allowance....................                  (13,948,000)
                                                  -------------  -------------
   Asset, net of valuation allowance.............   110,542,173     78,446,677
                                                  -------------  -------------
   Deferred tax liabilities
     Investments.................................    (2,526,047)    (7,185,868)
     Deferred policy acquisition costs...........  (132,964,603)  (106,477,179)
     Net unrealized capital gains................    (2,037,526)   (14,048,593)
     Other.......................................   (12,477,078)    (5,716,682)
                                                  -------------  -------------
   Total gross liabilities.......................  (150,005,254)  (133,428,322)
                                                  -------------  -------------
   Net deferred tax liability.................... $ (39,463,081) $ (54,981,645)
                                                  =============  =============

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                            1996         1995          1994
                                        ------------  -----------  ------------
   Policyholder liabilities............ $(17,818,264) $(4,109,738) $(25,551,114)
   Net operating loss carryforward.....      464,060
   Deferred policy acquisition costs...   21,827,603   13,877,584    32,756,212
   Other, net..........................   (6,756,201)  (2,968,885)   (1,056,598)
                                        ------------  -----------  ------------
   Total............................... $ (2,282,802) $ 6,798,961  $  6,148,500
                                        ============  ===========  ============

6. EMPLOYEE BENEFIT PLANS

The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Service cost......................  $  5,761,000  $  4,797,000  $  6,575,000
   Interest cost on projected benefit
    obligation.......................    12,489,000    11,012,000    10,590,000
   Actual return on assets...........   (15,468,000)  (21,221,000)    2,121,000
   Net amortization and deferrals....     6,009,000    13,059,000   (10,002,000)
                                       ------------  ------------  ------------
   Net periodic pension cost.........  $  8,791,000  $  7,647,000  $  9,284,000
                                       ============  ============  ============

The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The following information for the plan includes amounts relating to NEMLICO.

                                                         1996          1995
                                                     ------------  ------------
   Actuarial present value of accumulated plan ben-
    efits..........................................  $133,000,000  $119,000,000
                                                     ============  ============
   Projected benefit obligation....................   182,000,000   168,000,000
                                                     ============  ============
   Net assets available for plan benefits..........   130,992,000   116,000,000
                                                     ============  ============
   Unrecognized prior service cost.................       224,000     3,954,000
                                                     ============  ============
   Unrecognized net (loss) from past experience
    difference from that assumed...................   (37,327,000)  (47,300,000)
                                                     ============  ============
   Unamortized transition gains....................  $  4,015,000  $  5,185,000
                                                     ============  ============

The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

 OTHER POSTRETIREMENT BENEFITS

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.

                                                           1996        1995
                                                        ----------- -----------
   Accumulated postretirement benefit obligation:
     Retirees.......................................... $28,566,000 $31,696,000
     Fully eligible active plan participants...........   5,482,000   7,075,000
     All other actives.................................  11,098,000  14,200,000
                                                        ----------- -----------
   Total...............................................  45,146,000  52,971,000
   plus: unrecognized net gain.........................  19,997,000  12,654,000
                                                        ----------- -----------
   Accrued postretirement benefit liability............ $65,143,000 $65,625,000
                                                        =========== ===========

                                            1996         1995         1994
                                         -----------  -----------  ----------
   The components of net postretirement
    benefit cost were:
     Service cost......................  $   876,000  $   876,000  $1,070,000
     Interest cost.....................    3,183,000    3,768,000   3,926,000
     Amortization of gain..............   (1,155,000)  (1,043,000)   (922,000)
                                         -----------  -----------  ----------
   Net periodic postretirement benefit
    cost...............................  $ 2,904,000  $ 3,601,000  $4,074,000
                                         ===========  ===========  ==========

Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

 LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Compensation costs................  $ 36,172,270  $ 23,629,621  $ 18,807,641
   Commissions.......................    51,616,356    37,476,445    37,220,361
   Debt expense......................     6,261,153     5,658,756       --
   Amortization of policy acquisition
    costs............................    29,390,090    32,664,723    23,130,743
   Capitalization of policy
    acquisition costs................   (98,016,252)  (65,850,148)  (63,779,884)
   Rent expense, net of sub-lease
    income of
    $119,272, $0 and $0..............     3,060,243     1,609,487     1,288,197
   Other.............................   122,559,161    75,701,177    67,058,781
                                       ------------  ------------  ------------
   Total.............................  $151,043,021  $110,890,061  $ 83,725,839
                                       ============  ============  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                        CARRYING    ESTIMATED
DECEMBER 31, 1996:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $553,950,961 $554,795,228
  Policy loans.......................................   76,262,779   76,262,779
  Short-term investments.............................  156,559,460  156,559,460
  Cash and cash equivalents..........................   49,147,342   49,147,342
  Separate Account Assets............................  192,632,348  192,632,348
Liabilities
  Policyholder account balances......................    6,269,574    6,031,664
  Other policyholder funds...........................    2,071,162    2,071,162
  Short and long-term debt...........................   84,056,337   84,056,337
  Separate Account Balances..........................  208,269,567  192,632,348
                                                        CARRYING    ESTIMATED
DECEMBER 31, 1995:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $612,385,484 $612,711,339
  Mortgage loans.....................................    2,210,153    2,210,153
  Policy loans.......................................   58,210,498   58,210,498
  Short-term investments.............................   20,828,254   20,828,254
  Cash and cash equivalents..........................   35,129,015   35,129,015
  Separate Account Assets............................   39,701,263   39,701,263
Liabilities
  Policyholder account balances......................    2,582,913    2,382,538
  Other policyholder funds...........................    2,353,586    2,353,586
  Short and long-term debt...........................   79,347,546   79,347,546
  Separate Account Balances..........................   42,297,885   39,701,263

For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:

   JANUARY 1, 1994:
   NELICO Historical.............................................. $ 94,378,654
   Other Subsidiaries Combined Historical.........................   13,965,944
                                                                   ------------
                                                                    108,344,598
   Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account balances.....  (92,581,713)
     Deferred policy acquisition costs............................  197,723,446
     Deferred federal income taxes................................  (28,204,895)
     Valuation of investments.....................................      116,100
     Statutory investment valuation reserves......................      206,448
     Statutory interest maintenance reserve.......................       75,672
     Other, net...................................................   (1,901,741)
                                                                   ------------
   Equity......................................................... $183,777,915
                                                                   ============

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                             YEARS ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1996         1995          1994
                                       ------------  -----------  ------------
   Statutory net income (loss)........ $(46,020,586) $   374,833  $(56,208,918)
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account balances..  (41,173,515)  (9,616,060)  (51,901,361)
     Deferred policy acquisition
      costs...........................   68,626,162   45,823,425   128,219,002
     Deferred Federal Income taxes....    2,282,802   (6,798,961)   (6,148,500)
     Statutory interest maintenance
      reserve.........................      231,011         (744)         (221)
     Other, net.......................   25,755,595   (9,016,876)   (6,823,254)
                                       ------------  -----------  ------------
   Net GAAP Earnings.................. $  9,701,469  $20,765,617  $  7,136,748
                                       ============  ===========  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                           YEARS ENDED DECEMBER 31,
                                   -------------------------------------------
                                       1996           1995           1994
                                   -------------  -------------  -------------
   Statutory surplus.............. $ 355,853,248  $ 203,373,628  $ 142,727,150
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account
      balances....................  (195,272,649)  (154,099,134)  (144,483,074)
     Deferred policy acquisition
      costs.......................   434,636,395    353,809,245    325,859,523
     Deferred Federal Income tax-
      es..........................   (40,185,081)   (55,200,949)   (34,365,181)
     Valuation of investments.....    11,502,988     58,062,684        114,109
     Statutory interest mainte-
      nance reserve...............       305,720         74,707         75,451
     Statutory investment valua-
      tion reserves...............     3,334,658        372,954        137,202
     Surplus notes................   (58,910,797)   (54,210,173)   (49,870,000)
     Receivables from reinsurance
      transactions................    26,029,575       --             --
     Other, net...................    13,127,635      2,320,160      2,973,051
                                   -------------  -------------  -------------
   GAAP Equity.................... $ 550,421,692  $ 354,503,122  $ 243,168,231
                                   =============  =============  =============

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based

                      NEW ENGLAND LIFE INSURANCE COMPANY
commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of
Presentation and Principles of
Consolidation" of Note 1, for which
the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of Presentation
and Principles of Consolidation" of
Note 1, for which the date is February
18, 1997

April 23, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

This registration statement incorporates by reference the prospectuses dated May 1, 1996, May 1, 1995 and May 1, 1994 for the policies, each as filed in Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-52050).

                                    Part II

                             RULE 484 UNDERTAKING

        Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.+++

         The prospectus consisting of 213 pages.

         The undertaking to file reports.++

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         The signatures.

         Written consents of the following persons:

                  H. James Wilson, Esquire (see Exhibit 3(i) below) Rodney J. Chandler, F.S.A., M.A.A.A.
                           (see Exhibit 3(ii) below)
                  Sutherland, Asbill & Brennan, L.L.P.
                           (see Exhibit 6 below)
                  Independent Auditors (see Exhibit 11 below)

         The following exhibits:

         1.A.     (1)      January 31, 1983 resolution of the Board of
                            Directors of NEVLICO**
                  (2)      None
                  (3) (a)  Distribution Agreement between NEVLICO and
                            NELESCO*

                      (b)  (i) Form of Contract between NEVLICO and its
                                General Agents+++
                          (ii) Form of contract between NEVLICO and its
                                Agents+++
                      (c)      Commission Schedule for Policies+++
                      (d)      Form of contract among NES, TNE, NEVLICO and
                                other broker-dealers++
                  (4)          None
                  (5) (a)      Specimen of Policy, including Application++
                      (b)      Consolidated Application+++
                      (c)      Riders to Policy+++
                      (d)      Business Marketing Application++++
                      (e)      Substitution of Insured Rider++++

                      (f)      Acceleration of Benefits Rider

                  (6) (a)      Amended and restated Articles of
                                Incorporation and amended and restated By-Laws of NELICO####
                  (7)          None

                  (8)          None
                  (9)          None
           2.                  See Exhibit 1.A.(5)
           3.(i)               Opinion and consent of H. James Wilson, Esquire#
             (ii)              Opinion and Consent Rodney J. Chandler,
                                F.S.A., M.A.A.A.
           4.                  None
           5.                  Inapplicable
           6.                  Consent of Sutherland, Asbill & Brennan, L.L.P.

           7.                  Powers of Attorney####
           8.                  Notice of Withdrawal Right for Policies+++
           9.                  Inapplicable

          10.                  Inapplicable

          11.                  Consents of Independent Auditors
          12.                  Schedule for computation of performance
                                quotations+
          13.                  Consolidated memorandum describing certain
                                procedures, filed pursuant to Rule
                                6e-2(b)(12)(ii) and
                                Rule 6e-3(T)(b)(12)(iii)##
          14.(i)               Participation Agreement among Variable Insurance
                                Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company+++++

                  (ii)   Amendment No. 1 to Participation Agreement among
                          Variable Insurance Products Fund, Fidelity
                          Distributors Corporation and New England Variable Life Insurance Company###
                  (iii)  Participation Agreement among Variable Insurance
                          Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company###
         27.             Financial Data Schedule
-----------
   * Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed July 28, 1983.

  ** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed April 4, 1983.

*** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed May 13, 1988.

  + Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, Filed April 28, 1989.

 ++ Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed September 16, 1992.

+++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed January 12, 1993.

++++ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed February 23, 1993.

+++++ Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-64170, filed June 9, 1993.

  # Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 29, 1994.

## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 28, 1995.

### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

#### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.

                                   New England Variable Life Separate
                                     Account
                                       (Registrant)

                                   By:  New England Life Insurance
                                        Company
                                            (Depositor)


                                   By: /s/ Chester R. Frost
                                       --------------------------
                                       Chester R. Frost
                                       Senior Vice President and
                                       Treasurer
Attest:


/s/ Marie C. Swift
----------------------
    Marie C. Swift

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.


                                     New England Life Insurance Company
(Seal)


Attest:/s/ Marie C. Swift            By:/s/ Chester R. Frost
       -------------------              ---------------------
           Marie C. Swift               Chester R. Frost
                                        Senior Vice President and
                                        Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.


-------*--------------                       Chairman, President and
Robert A. Shafto                             Chief Executive Officer

-------*--------------                              Director
Susan C. Crampton
                                            Senior Vice President and
                                                    Treasurer,
-------*--------------                       Chief Accounting Officer
Chester R. Frost

-------*--------------                              Director
Edward A. Fox

-------*--------------                              Director
George J. Goodman

-------*--------------                              Director
Paul E. Gray

-------*--------------                              Director
Evelyn E. Handler

-------*--------------                              Director
Philip K. Howard

-------*--------------                              Director
Harry P. Kamen

-------*---------------                             Director
Terence Lennon

-------*--------------                              Director
Bernard A. Leventhal

-------*--------------                              Director
Thomas J. May

-------*--------------                              Director
Stewart G. Nagler

-------*--------------                     Executive Vice President and
Robert E. Schneider                          Chief Financial Officer

-------*--------------                              Director
Rand N. Stowell

----------*------------                             Director
Alexander B. Trowbridge


                                                     By: /s/ Anne M. Goggin
                                                         --------------------
                                                          Anne M. Goggin, Esq.
                                                            Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997.

                                 EXHIBIT LIST


      Sequentially
Exhibit Number                      Title                     Numbered Page*
--------------                      -----                     --------------
     1.A.5 (f)      Rider-Acceleration of Benefits

     3.    (ii)     Opinion and Consent of Rodney J.
                    Chandler, F.S.A., M.A.A.A.

     6.             Consent of Sutherland, Asbill &
                    Brennan, L.L.P.

     11.            Consents of the Independent Auditors

     27.            Financial Data Schedule










---------
*  Page numbers inserted on manually-signed copy only.